                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



                                January 15, 2003
                ------------------------------------------------
                Date of Report (Date of earliest event reported)


                           NATIONAL CITY CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                      1-10074                34-1111088
----------------------------     ------------------------      -------------
(State or other jurisdiction     (Commission File Number)      (IRS Employer
      of incorporation)                                      Identification No.)




1900 East Ninth Street, Cleveland, Ohio                            44114
----------------------------------------                        ----------
(Address of principal executive offices)                        (Zip Code)


                                 (216) 222-2000
         --------------------------------------------------------------
              (Registrant's telephone number, including area code)

ITEM 9. REGULATION FD DISCLOSURE

On January 15, 2003, the Registrant issued a news release announcing its financial results for the fourth quarter and fiscal year ended December 31, 2002. This news release, dated January 15, 2003, and the Registrant's Financial Supplement is attached as Annex A to this Item 9.

On January 15, 2003, the Registrant also included on its website at www.nationalcity.com the news release and Financial Supplement.

Annex A is incorporated herein by reference and has been furnished, not filed.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     National City Corporation
                                     ------------------------------------
                                              (Registrant)


Dated: January 15, 2003              By /s/ David L. Zoeller
                                        ----------------------------------
                                        David L. Zoeller
                                        Executive Vice President and General
                                        Counsel

                                                                         ANNEX A

[NATIONAL CITY LETTERHEAD]


                                                                    NEWS RELEASE

FOR MORE INFORMATION CONTACT:

   Betsy Figgie                              Doug Draper
   Investor Relations                        Media Relations
   (216) 222-9849                            (216) 222-2929


      www.nationalcity.com                      FOR IMMEDIATE RELEASE


                   NATIONAL CITY REPORTS RECORD 2002 EARNINGS

   -  2002 NET INCOME $1.6 BILLION; EARNINGS PER SHARE $2.59

   -  FOURTH QUARTER NET INCOME $380 MILLION; EARNINGS PER SHARE $.62

   -  STRONG CORE DEPOSIT, CONSUMER LOAN, AND MORTGAGE GENERATION

      CLEVELAND, January 15, 2003 -- National City Corporation (NYSE: NCC) today reported 2002 net income of $1.6 billion, or $2.59 per diluted share, up 14% from $2.27 per share for 2001. Returns on average common equity and assets were 19.9% and 1.54%, respectively.

      For the fourth quarter of 2002, net income was $380 million, or $.62 per diluted share, up 9% from $.57 per share for the fourth quarter of 2001. Returns on average common equity and assets were 18.0% and 1.34%, respectively.

CHAIRMAN'S COMMENTS

      Chairman and CEO David A. Daberko commented, "National City's net income and earnings per share for 2002 were the highest in our company's 158-year history, a remarkable achievement given the challenges we faced this year. The performance of our consumer and mortgage-related businesses was excellent and overcame weakness in corporate banking and asset


                                     (more)
management. We were especially pleased with the strong inflows of new customer account relationships stemming from new products and our commitment to doing what's right for customers.

      "As we head into 2003, mortgage activity remains strong, aided by low interest rates, and we believe these conditions will continue through the first half. Deposit growth likewise should continue at a pace equal to or exceeding 2002's; however, deposit margins will be compressed by the cumulative effects of low interest rates. Corporate loan demand is likely to continue to be weak before picking up later in the year, but credit costs ought to be a good deal lower. All told, 2003 will likely be a challenging year, and the current Street consensus estimate of $2.61 per share reflects that. If the economy performs better than we anticipate, we could exceed that number. Conversely, a further downturn or delayed recovery in the economy, which would adversely affect loan demand and credit quality, or additional declines in interest rates, which would further erode deposit margins, could result in weaker earnings. To help achieve positive outcomes for the year, we will be aggressively seeking ways to reduce overhead expenditures."

NET INTEREST INCOME AND MARGIN

      Tax-equivalent net interest income was $1.1 billion for the fourth quarter, up 13% from 2001's fourth quarter, and net interest margin was 4.26%, versus 4.25% in 2001. For the year, net interest income exceeded $4.0 billion, up 16% from the prior year, and net interest margin was 4.34%, versus 4.09% in 2001. The margin improvement in 2002 resulted from a more favorable asset mix and lower funding costs, aided by strong core deposit growth. The wider margin, coupled with earning asset growth driven mainly by strong mortgage volumes, led to the increase in net interest income over the corresponding periods in 2001.

DEPOSIT AND LOAN GROWTH

      Average core deposits, excluding mortgage banking principal payoff balances, were up 10% in the fourth quarter over the prior year, and up 3% from the third quarter, continuing a sequential


                                     (more)
quarterly growth trend that began in the fourth quarter of 2000. For the year, average core deposits were up 7% over 2001 on the same basis. The growth has been driven by new products, such as free checking, and by demonstrable improvements in service quality and customer satisfaction, leading to greater retention. Commercial loan activity remained sluggish, but consumer loan volumes, particularly mortgage and home equity, continued to show strength.

FEES AND OTHER INCOME

      Fees and other income for the fourth quarter of 2002 were $690.1 million, up 5% from the fourth quarter of 2001. For the year, fees and other income were $2.7 billion, up 8% from 2001. Contributing to the growth were mortgage banking revenue, reflecting a very strong mortgage origination market and successful hedging strategies to protect the value of mortgage servicing assets, and service charges related to deposits and cash management products. Gains from mortgage servicing asset hedging activities, net of impairment, were $69.2 million in the fourth quarter of 2002 versus $24.4 million in the fourth quarter of 2001. For the full year, such gains were $231.7 million in 2002 and $36.8 million in 2001.

NONINTEREST EXPENSE

      Noninterest expense was $1.0 billion for the fourth quarter, compared to $884.3 million for the fourth quarter of 2001. For the year, noninterest expense was $3.7 billion, compared to $3.3 billion for 2001. In general, 2002 noninterest expense reflected higher personnel, processing, and operational costs associated with business volumes and various brand development, technology, and service quality initiatives.

      Fourth quarter noninterest expense included charges totaling approximately $30 million to revalue certain community development and civic partnership investments, as well as a $7 million charge for impairment of commercial lease residual assets.


                                     (more)

      The adoption of a new accounting standard for goodwill and intangible asset amortization at the beginning of 2002 reduced noninterest expense by $16.5 million and $65.7 million for the fourth quarter and full year, respectively, as compared to 2001, with a resulting benefit to earnings per share of approximately $.02 for the fourth quarter and $.09 for the full year 2002.

CREDIT QUALITY

      Net charge-offs equaled .78% of average portfolio loans in the fourth quarter of 2002 and .83% for the year. At December 31, 2002, the allowance for loan losses stood at $1.1 billion, or 1.52% of portfolio loans, compared to $997.3 million, or 1.47% of portfolio loans at December 31, 2001. At December 31, 2002, nonperforming assets were $817.3 million, compared to $658.3 million at December 31, 2001 and $852.1 million at September 30, 2002. As a percentage of period-end loans and other real estate, nonperforming assets were 1.13% at December 31, 2002, compared to .97% at December 31, 2001 and 1.20% at September 30, 2002.

BALANCE SHEET

      At December 31, 2002, total assets were $118.3 billion, and stockholders' equity was $8.3 billion. Equity as a percentage of assets was 7.03%, and tangible common equity as a percentage of tangible assets was 6.11%. Total deposits were $65.1 billion, including core deposits of $56.3 billion.

      Mr. Daberko's remarks contain forward-looking statements that involve significant risks and uncertainties, including changes in general economic and financial market conditions, unforeseen credit problems, management's ability to execute its business plans, and other factors as described in National City's periodic filings with the Securities and Exchange Commission. These documents are available at no cost on the Commission's Web site at www.sec.gov or from National City. Although management believes the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially.


                                     (more)

      Mr. Daberko, along with Jeffrey D. Kelly, Chief Financial Officer, and Robert J. Ondercik, Chief Credit Officer, will host a conference call today at 1:00 p.m. (EST) to discuss the fourth quarter earnings results and outlook. Interested parties may access the conference call by dialing 1-800-288-9626. The conference call and supplemental materials will also be accessible via the Corporation's Web site, www.nationalcity.com. The call will be open to the public with both media and individual investors invited to participate in a listen-only mode, with participants encouraged to call in at approximately 15 minutes prior to the event.

      A replay of the conference call will be available today at 4:30 p.m.
(EST), until midnight on January 20, 2003. The recording will be accessible at www.nationalcity.com and by telephone at 1-800-475-6701 (international 1-320-365-3844), passcode 664194.

      National City Corporation, headquartered in Cleveland, Ohio, is one of the nation's largest financial holding companies. The company operates through an extensive distribution network in Ohio, Michigan, Pennsylvania, Indiana, Kentucky, and Illinois and also serves customers in selected markets nationally. Its primary businesses include commercial and retail banking, consumer finance, asset management, mortgage financing and servicing, and payment processing.




                                     (more)

                                    UNAUDITED
                            NATIONAL CITY CORPORATION
                        CONSOLIDATED FINANCIAL HIGHLIGHTS
                      (IN MILLIONS, EXCEPT PER SHARE DATA)



                                                                                          2002
                                                                -------------------------------------------------------
                                                                 4TH QTR         3RD QTR        2ND QTR        1ST QTR
                                                                ---------       ---------      ---------      ---------
EARNINGS
Tax-equivalent interest income                                  $ 1,540.4       $ 1,450.7      $ 1,443.7      $ 1,511.4
Interest expense                                                    459.3           471.8          473.3          506.1
                                                                ---------       ---------      ---------      ---------
Tax-equivalent net interest income                                1,081.1           978.9          970.4        1,005.3
Provision for loan losses                                           158.6           169.2          165.5          188.6
                                                                ---------       ---------      ---------      ---------
Tax-equivalent NII after provision for loan losses                  922.5           809.7          804.9          816.7
Fees and other income                                               690.1           620.6          729.3          690.9
Securities gains (losses), net                                      (16.6)             .2           44.0           53.5
Noninterest expense                                               1,010.6           870.2          973.9          874.9
                                                                ---------       ---------      ---------      ---------
Income before taxes and tax-equivalent adjustment                   585.4           560.3          604.3          686.2
Income taxes                                                        197.8           178.3          203.8          232.3
Tax-equivalent adjustment                                             7.1             7.8            7.7            7.8
                                                                ---------       ---------      ---------      ---------
Net income                                                      $   380.5       $   374.2      $   392.8      $   446.1
                                                                =========       =========      =========      =========
Tax-equivalent effective tax rate                                    35.0%           33.2%          35.0%          35.0%

PER COMMON SHARE
Net income:
  Basic                                                         $     .62       $     .61      $     .65      $     .73
  Diluted                                                             .62             .61            .63            .73
Dividends paid                                                       .305            .305           .295           .295
Book value                                                          13.59           13.32          13.02          12.61
Market value (close)                                                27.32           28.53          33.25          30.76
Average shares:
  Basic                                                             611.9           611.6          609.3          607.8
  Diluted                                                           616.0           617.9          616.8          614.0

PERFORMANCE RATIOS
Return on average common equity                                     18.00%          18.06%         19.98%         24.03%
Return on average total equity                                      18.00           18.06          19.98          24.03
Return on average assets                                             1.34            1.47           1.61           1.77
Net interest margin                                                  4.26            4.34           4.42           4.36
Efficiency ratio                                                    57.06           54.40          57.30          51.58

SFAS 142 PRO FORMA INFORMATION*
Goodwill amortization:
  Pretax                                                               --              --             --             --
  After tax                                                            --              --             --             --
Noninterest expense - adjusted                                  $ 1,010.6       $   870.2      $   973.9      $   874.9
Net income - adjusted                                               380.5           374.2          392.8          446.1
Diluted net income per common share - adjusted                        .62             .61            .63            .73
Pro forma increase to diluted net income per common share              --              --             --             --

CREDIT QUALITY STATISTICS
Net charge-offs                                                 $   139.8       $   119.9      $   135.0      $   181.4
Provision for loan losses                                           158.6           169.2          165.5          188.6
Loan loss allowance                                               1,098.6         1,079.8        1,030.5        1,000.0
Nonperforming assets                                                817.3           852.1          793.2          715.6
Annualized net charge-offs to average portfolio loans                 .78%            .69%           .80%          1.08%
Loan loss allowance to period-end portfolio loans                    1.52            1.52           1.50           1.47
Loan loss allowance to nonperforming loans                         156.42          144.44         146.42         153.84
Loan loss allowance to annualized net charge-offs                  198.04          227.03         190.26         135.90
Nonperforming assets to period-end portfolio loans and OREO          1.13            1.20           1.15           1.05

                                                                                         2001
                                                                ------------------------------------------------------
                                                                 4TH QTR        3RD QTR        2ND QTR        1ST QTR
                                                                ---------      ---------      ---------      ---------
EARNINGS
Tax-equivalent interest income                                  $ 1,523.4      $ 1,623.0      $ 1,634.0      $ 1,667.7
Interest expense                                                    570.7          717.7          799.0          888.5
                                                                ---------      ---------      ---------      ---------
Tax-equivalent net interest income                                  952.7          905.3          835.0          779.2
Provision for loan losses                                           209.0          160.0          152.9           83.4
                                                                ---------      ---------      ---------      ---------
Tax-equivalent NII after provision for loan losses                  743.7          745.3          682.1          695.8
Fees and other income                                               655.3          597.2          682.0          598.5
Securities gains (losses), net                                       18.5           21.2           17.0           88.1
Noninterest expense                                                 884.3          815.5          840.1          805.0
                                                                ---------      ---------      ---------      ---------
Income before taxes and tax-equivalent adjustment                   533.2          548.2          541.0          577.4
Income taxes                                                        178.3          182.9          183.0          234.2
Tax-equivalent adjustment                                             8.3            8.7            8.5            7.8
                                                                ---------      ---------      ---------      ---------
Net income                                                      $   346.6      $   356.6      $   349.5      $   335.4
                                                                =========      =========      =========      =========
Tax-equivalent effective tax rate                                    35.0%          35.0%          35.4%          41.9%

PER COMMON SHARE
Net income:
  Basic                                                         $     .57      $     .59      $     .58      $     .56
  Diluted                                                             .57            .58            .57            .55
Dividends paid                                                       .295           .295           .285           .285
Book value                                                          12.15          11.87          11.52          11.19
Market value (close)                                                29.24          29.95          30.78          26.75
Average shares:
  Basic                                                             606.9          605.0          601.5          600.9
  Diluted                                                           613.0          613.8          610.8          610.1

PERFORMANCE RATIOS
Return on average common equity                                     18.76%         19.95%         20.47%         20.52%
Return on average total equity                                      18.75          19.91          20.41          20.45
Return on average assets                                             1.40           1.50           1.52           1.55
Net interest margin                                                  4.25           4.20           3.98           3.92
Efficiency ratio                                                    55.00          54.27          55.38          58.43

SFAS 142 PRO FORMA INFORMATION*
Goodwill amortization:
  Pretax                                                        $    16.5      $    16.6      $    16.3      $    16.3
  After tax                                                          14.1           14.2           14.0           14.0
Noninterest expense - adjusted                                      867.8          798.9          823.8          788.7
Net income - adjusted                                               360.7          370.8          363.5          349.4
Diluted net income per common share - adjusted                        .59            .60            .60            .57
Pro forma increase to diluted net income per common share             .02            .02            .03            .02

CREDIT QUALITY STATISTICS
Net charge-offs                                                 $   147.6      $   139.1      $    92.7      $    83.2
Provision for loan losses                                           209.0          160.0          152.9           83.4
Loan loss allowance                                                 997.3        1,008.4          989.9          929.7
Nonperforming assets                                                658.3          648.9          508.7          447.1
Annualized net charge-offs to average portfolio loans                 .85%           .81%           .55%           .51%
Loan loss allowance to period-end portfolio loans                    1.47           1.46           1.46           1.39
Loan loss allowance to nonperforming loans                         167.90         171.85         216.75         230.12
Loan loss allowance to annualized net charge-offs                  170.37         182.63         266.34         275.62
Nonperforming assets to period-end portfolio loans and OREO           .97            .94            .75            .67

                                                                                  YTD
                                                                ---------------------------------------
                                                                  2002           2001           2000
                                                                ---------      ---------      ---------
EARNINGS
Tax-equivalent interest income                                  $ 5,946.2      $ 6,448.1      $ 6,600.3
Interest expense                                                  1,910.5        2,975.9        3,608.2
                                                                ---------      ---------      ---------
Tax-equivalent net interest income                                4,035.7        3,472.2        2,992.1
Provision for loan losses                                           681.9          605.3          286.8
                                                                ---------      ---------      ---------
Tax-equivalent NII after provision for loan losses                3,353.8        2,866.9        2,705.3
Fees and other income                                             2,730.9        2,533.0        2,427.4
Securities gains (losses), net                                       81.1          144.8           56.9
Noninterest expense                                               3,729.6        3,344.9        3,183.9
                                                                ---------      ---------      ---------
Income before taxes and tax-equivalent adjustment                 2,436.2        2,199.8        2,005.7
Income taxes                                                        812.2          778.4          669.5
Tax-equivalent adjustment                                            30.4           33.3           33.8
                                                                ---------      ---------      ---------
Net income                                                      $ 1,593.6      $ 1,388.1      $ 1,302.4
                                                                =========      =========      =========
Tax-equivalent effective tax rate                                    34.6%          36.9%          35.1%

PER COMMON SHARE
Net income:
  Basic                                                         $    2.61      $    2.30      $    2.14
  Diluted                                                            2.59           2.27           2.13
Dividends paid                                                       1.20           1.16           1.14
Book value
Market value (close)
Average shares:
  Basic                                                             610.2          603.6          607.4
  Diluted                                                           616.2          611.9          612.6

PERFORMANCE RATIOS
Return on average common equity                                     19.90%         19.89%         21.29%
Return on average total equity                                      19.90          19.86          21.21
Return on average assets                                             1.54           1.49           1.52
Net interest margin                                                  4.34           4.09           3.85
Efficiency ratio                                                    55.12          55.70          58.75

SFAS 142 PRO FORMA INFORMATION*
Goodwill amortization:
  Pretax                                                               --      $    65.7      $    66.6
  After tax                                                            --           56.3           56.9
Noninterest expense - adjusted                                  $ 3,729.6        3,279.2        3,117.3
Net income - adjusted                                             1,593.6        1,444.4        1,359.3
Diluted net income per common share - adjusted                       2.59           2.36           2.22
Pro forma increase to diluted net income per common share              --            .09            .09

CREDIT QUALITY STATISTICS
Net charge-offs                                                 $   576.1      $   462.6      $   286.3
Provision for loan losses                                           681.9          605.3          286.8
Loan loss allowance
Nonperforming assets
Annualized net charge-offs to average portfolio loans                 .83%           .68%           .46%
Loan loss allowance to period-end portfolio loans
Loan loss allowance to nonperforming loans
Loan loss allowance to annualized net charge-offs                  190.67         215.61         324.34
Nonperforming assets to period-end portfolio loans and OREO


* On January 1, 2002, the Corporation adopted Statement of Financial Accounting Standards No. 142, Goodwill and Other Intangible Assets, which requires goodwill to no longer be ratably amortized into the income statement. This pro forma information is presented for comparative purposes only.

                                    UNAUDITED
                            NATIONAL CITY CORPORATION
                  CONSOLIDATED FINANCIAL HIGHLIGHTS (CONTINUED)
                                 ($ IN MILLIONS)


                                                                           2002
                                                  ------------------------------------------------------
                                                   4TH QTR        3RD QTR        2ND QTR        1ST QTR
                                                  ---------      ---------      ---------      ---------
CAPITAL AND LIQUIDITY RATIOS
Tier 1 capital*                                        7.58%          7.78%          7.92%          7.66%
Total risk-based capital*                             11.47          11.87          12.24          12.09
Leverage*                                              6.52           7.09           7.05           6.49
Period-end equity to assets                            7.03           7.46           8.02           7.67
Period-end tangible common equity to assets**          6.11           6.47           6.93           6.58
Average equity to assets                               7.44           8.13           8.05           7.37
Average equity to portfolio loans                     11.76          11.92          11.61          11.08
Average portfolio loans to deposits                  107.90         112.32         114.08         111.71
Average portfolio loans to core deposits             128.70         131.24         133.96         137.26
Average portfolio loans to earning assets             70.37          76.59          77.37          73.37
Average securities to earning assets                   9.36           9.26           9.86           9.54

AVERAGE BALANCES
Assets                                            $ 112,689      $ 101,107      $  97,921      $ 102,108
Portfolio loans                                      71,291         68,945         67,930         67,929
Loans held for sale or securitization                19,676         11,851         10,343         15,015
Securities (at cost)                                  9,484          8,336          8,660          8,834
Earning assets                                      101,315         90,014         87,797         92,578
Core deposits                                        55,394         52,535         50,710         49,490
Purchased deposits and funding                       45,666         37,413         36,765         42,818
Common equity                                         8,386          8,218          7,885          7,528
Total equity                                          8,386          8,218          7,886          7,529

PERIOD-END BALANCES
Assets                                            $ 118,258      $ 109,346      $  99,131      $ 100,078
Portfolio loans                                      72,134         71,032         68,674         68,089
Loans held for sale or securitization                24,738         15,886          9,827         12,296
Securities (at fair value)                            9,211         10,487          8,800          9,036
Core deposits                                        56,342         54,428         51,763         50,196
Purchased deposits and funding                       49,530         43,276         36,528         39,492
Common equity                                         8,308          8,157          7,947          7,672
Total equity                                          8,308          8,157          7,948          7,672

                                                                           2001
                                                  ------------------------------------------------------
                                                   4TH QTR        3RD QTR        2ND QTR        1ST QTR
                                                  ---------      ---------      ---------      ---------
CAPITAL AND LIQUIDITY RATIOS
Tier 1 capital*                                        6.99%          7.26%          7.06%          7.10%
Total risk-based capital*                             11.31          11.27          11.17          11.44
Leverage*                                              6.45           6.55           6.46           6.59
Period-end equity to assets                            6.98           7.49           7.39           7.44
Period-end tangible common equity to assets**          5.94           6.32           6.16           6.19
Average equity to assets                               7.45           7.53           7.47           7.59
Average equity to portfolio loans                     10.67          10.38          10.23          10.04
Average portfolio loans to deposits                  113.10         116.50         115.64         122.69
Average portfolio loans to core deposits             140.56         142.89         140.72         142.06
Average portfolio loans to earning assets             76.88          79.52          79.93          83.03
Average securities to earning assets                   9.31           9.61          10.44          11.90

AVERAGE BALANCES
Assets                                            $  98,428      $  94,333      $  91,936      $  87,611
Portfolio loans                                      68,694         68,461         67,158         66,225
Loans held for sale or securitization                11,908          8,780          7,453          3,604
Securities (at cost)                                  8,322          8,276          8,768          9,491
Earning assets                                       89,348         86,097         84,021         79,762
Core deposits                                        48,870         47,912         47,725         46,617
Purchased deposits and funding                       40,207         37,859         36,043         33,030
Common equity                                         7,330          7,091          6,838          6,620
Total equity                                          7,333          7,106          6,868          6,650

PERIOD-END BALANCES
Assets                                            $ 105,817      $  96,180      $  94,440      $  90,818
Portfolio loans                                      68,041         69,279         68,004         66,673
Loans held for sale or securitization                16,831          8,769          8,413          5,883
Securities (at fair value)                            9,859          8,539          8,758          9,468
Core deposits                                        51,895         48,447         48,107         47,738
Purchased deposits and funding                       43,723         38,589         37,643         34,681
Common equity                                         7,381          7,195          6,950          6,724
Total equity                                          7,381          7,202          6,980          6,754

                                                                    YTD
                                                  ---------------------------------------
                                                    2002           2001           2000
                                                  ---------      ---------      ---------
CAPITAL AND LIQUIDITY RATIOS
Tier 1 capital*
Total risk-based capital*
Leverage*
Period-end equity to assets
Period-end tangible common equity to assets**
Average equity to assets                               7.74%          7.51%          7.18%
Average equity to portfolio loans                     11.60          10.34           9.80
Average portfolio loans to deposits                  111.40         116.81         120.27
Average portfolio loans to core deposits             132.63         141.55         136.12
Average portfolio loans to earning assets             74.28          79.73          80.51
Average securities to earning assets                   9.50          10.27          15.41

AVERAGE BALANCES
Assets                                            $ 103,479      $  93,110      $  85,550
Portfolio loans                                      69,032         67,644         62,622
Loans held for sale or securitization                14,227          7,961          2,703
Securities (at cost)                                  8,828          8,710         11,988
Earning assets                                       92,941         84,837         77,782
Core deposits                                        52,050         47,787         46,005
Purchased deposits and funding                       40,665         36,808         32,094
Common equity                                         8,008          6,972          6,110
Total equity                                          8,008          6,991          6,140

PERIOD-END BALANCES
Assets
Portfolio loans
Loans held for sale or securitization
Securities (at fair value)
Core deposits
Purchased deposits and funding
Common equity
Total equity


*     Fourth quarter 2002 regulatory capital ratios are based upon preliminary data
**    Excludes goodwill and other intangible assets

                        [NATIONAL CITY CORPORATION LOGO]



                                    Unaudited
                              Financial Supplement
                                December 31, 2002

                                Table of Contents

Consolidated Financial Highlights                                            2-3
Consolidated Statements of Income                                              4
Consolidated Period-end Balance Sheets                                         5
Consolidated Average Balance Sheets                                            6
Selected Average Balances                                                      7
Selected Period-end Balances                                                   7
Average Balances/Net Interest Income/Rates                                  8-10
Securitized Balances                                                          11
Stockholder Data                                                              12
Capitalization                                                                13
Noninterest Income                                                            14
Noninterest Expense                                                           14
Salaries, Benefits, and Other Personnel Expense                               15
Full-Time Equivalent Employees by Line of Business                            15
Credit Quality Statistics                                                  16-17
Consumer and Small Business Financial Services Performance Measures           18
Consolidated Trust Assets                                                     19
Consolidated Mortgage Banking Statistics                                   20-21
Line of Business Results                                                   22-26

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                       CONSOLIDATED FINANCIAL HIGHLIGHTS
                      (IN MILLIONS, EXCEPT PER SHARE DATA)

                                                                                            2002
                                                                -----------------------------------------------------------
                                                                  4TH QTR          3RD QTR         2ND QTR         1ST QTR
                                                                ----------       ----------      ----------      ----------
EARNINGS

Tax-equivalent interest income                                  $  1,540.4       $  1,450.7      $  1,443.7      $  1,511.4
Interest expense                                                     459.3            471.8           473.3           506.1
                                                                ----------       ----------      ----------      ----------
Tax-equivalent net interest income                                 1,081.1            978.9           970.4         1,005.3
Provision for loan losses                                            158.6            169.2           165.5           188.6
                                                                ----------       ----------      ----------      ----------
Tax-equivalent NII after provision for loan losses                   922.5            809.7           804.9           816.7
Fees and other income                                                690.1            620.6           729.3           690.9
Securities gains (losses), net                                       (16.6)              .2            44.0            53.5
Noninterest expense                                                1,010.6            870.2           973.9           874.9
                                                                ----------       ----------      ----------      ----------
Income before taxes and tax-equivalent adjustment                    585.4            560.3           604.3           686.2
Income taxes                                                         197.8            178.3           203.8           232.3
Tax-equivalent adjustment                                              7.1              7.8             7.7             7.8
                                                                ----------       ----------      ----------      ----------
Net income                                                      $    380.5       $    374.2      $    392.8      $    446.1
                                                                ==========       ==========      ==========      ==========
Tax-equivalent effective tax rate                                     35.0%            33.2%           35.0%           35.0%

PER COMMON SHARE

Net income:
    Basic                                                       $      .62       $      .61      $      .65      $      .73
    Diluted                                                            .62              .61             .63             .73
Dividends paid                                                        .305             .305            .295            .295
Book value                                                           13.59            13.32           13.02           12.61
Market value (close)                                                 27.32            28.53           33.25           30.76
Average shares:
    Basic                                                            611.9            611.6           609.3           607.8
    Diluted                                                          616.0            617.9           616.8           614.0

PERFORMANCE RATIOS

Return on average common equity                                      18.00%           18.06%          19.98%          24.03%
Return on average total equity                                       18.00            18.06           19.98           24.03
Return on average assets                                              1.34             1.47            1.61            1.77
Net interest margin                                                   4.26             4.34            4.42            4.36
Efficiency ratio                                                     57.06            54.40           57.30           51.58

SFAS 142 PRO FORMA INFORMATION*

Goodwill amortization:
     Pretax                                                             --               --              --              --
     After tax                                                          --               --              --              --
Noninterest expense - adjusted                                  $  1,010.6       $    870.2      $    973.9      $    874.9
Net income - adjusted                                                380.5            374.2           392.8           446.1
Diluted net income per common share - adjusted                         .62              .61             .63             .73
Pro forma increase to diluted net income per common share               --               --              --              --

CREDIT QUALITY STATISTICS

Net charge-offs                                                 $    139.8       $    119.9      $    135.0      $    181.4
Provision for loan losses                                            158.6            169.2           165.5           188.6
Loan loss allowance                                                1,098.6          1,079.8         1,030.5         1,000.0
Nonperforming assets                                                 817.3            852.1           793.2           715.6
Annualized net charge-offs to average portfolio loans                  .78%             .69%            .80%           1.08%
Loan loss allowance to period-end portfolio loans                     1.52             1.52            1.50            1.47
Loan loss allowance to nonperforming loans                          156.42           144.44          146.42          153.84
Loan loss allowance to annualized net charge-offs                   198.04           227.03          190.26          135.90
Nonperforming assets to period-end portfolio loans and OREO           1.13             1.20            1.15            1.05

                                                                                           2001
                                                                ----------------------------------------------------------
                                                                  4TH QTR         3RD QTR         2ND QTR         1ST QTR
                                                                ----------      ----------      ----------      ----------
EARNINGS

Tax-equivalent interest income                                  $  1,523.4      $  1,623.0      $  1,634.0      $  1,667.7
Interest expense                                                     570.7           717.7           799.0           888.5
                                                                ----------      ----------      ----------      ----------
Tax-equivalent net interest income                                   952.7           905.3           835.0           779.2
Provision for loan losses                                            209.0           160.0           152.9            83.4
                                                                ----------      ----------      ----------      ----------
Tax-equivalent NII after provision for loan losses                   743.7           745.3           682.1           695.8
Fees and other income                                                655.3           597.2           682.0           598.5
Securities gains (losses), net                                        18.5            21.2            17.0            88.1
Noninterest expense                                                  884.3           815.5           840.1           805.0
                                                                ----------      ----------      ----------      ----------
Income before taxes and tax-equivalent adjustment                    533.2           548.2           541.0           577.4
Income taxes                                                         178.3           182.9           183.0           234.2
Tax-equivalent adjustment                                              8.3             8.7             8.5             7.8
                                                                ----------      ----------      ----------      ----------
Net income                                                      $    346.6      $    356.6      $    349.5      $    335.4
                                                                ==========      ==========      ==========      ==========
Tax-equivalent effective tax rate                                     35.0%           35.0%           35.4%           41.9%

PER COMMON SHARE

Net income:
    Basic                                                       $      .57      $      .59      $      .58      $      .56
    Diluted                                                            .57             .58             .57             .55
Dividends paid                                                        .295            .295            .285            .285
Book value                                                           12.15           11.87           11.52           11.19
Market value (close)                                                 29.24           29.95           30.78           26.75
Average shares:
    Basic                                                            606.9           605.0           601.5           600.9
    Diluted                                                          613.0           613.8           610.8           610.1

PERFORMANCE RATIOS

Return on average common equity                                      18.76%          19.95%          20.47%          20.52%
Return on average total equity                                       18.75           19.91           20.41           20.45
Return on average assets                                              1.40            1.50            1.52            1.55
Net interest margin                                                   4.25            4.20            3.98            3.92
Efficiency ratio                                                     55.00           54.27           55.38           58.43

SFAS 142 PRO FORMA INFORMATION*

Goodwill amortization:
     Pretax                                                     $     16.5      $     16.6      $     16.3      $     16.3
     After tax                                                        14.1            14.2            14.0            14.0
Noninterest expense - adjusted                                       867.8           798.9           823.8           788.7
Net income - adjusted                                                360.7           370.8           363.5           349.4
Diluted net income per common share - adjusted                         .59             .60             .60             .57
Pro forma increase to diluted net income per common share              .02             .02             .03             .02

CREDIT QUALITY STATISTICS

Net charge-offs                                                 $    147.6      $    139.1      $     92.7      $     83.2
Provision for loan losses                                            209.0           160.0           152.9            83.4
Loan loss allowance                                                  997.3         1,008.4           989.9           929.7
Nonperforming assets                                                 658.3           648.9           508.7           447.1
Annualized net charge-offs to average portfolio loans                  .85%            .81%            .55%            .51%
Loan loss allowance to period-end portfolio loans                     1.47            1.46            1.46            1.39
Loan loss allowance to nonperforming loans                          167.90          171.85          216.75          230.12
Loan loss allowance to annualized net charge-offs                   170.37          182.63          266.34          275.62
Nonperforming assets to period-end portfolio loans and OREO            .97             .94             .75             .67

                                                                                   YTD
                                                                ------------------------------------------
                                                                   2002            2001            2000
                                                                ----------      ----------      ----------
EARNINGS

Tax-equivalent interest income                                  $  5,946.2      $  6,448.1      $  6,600.3
Interest expense                                                   1,910.5         2,975.9         3,608.2
                                                                ----------      ----------      ----------
Tax-equivalent net interest income                                 4,035.7         3,472.2         2,992.1
Provision for loan losses                                            681.9           605.3           286.8
                                                                ----------      ----------      ----------
Tax-equivalent NII after provision for loan losses                 3,353.8         2,866.9         2,705.3
Fees and other income                                              2,730.9         2,533.0         2,427.4
Securities gains (losses), net                                        81.1           144.8            56.9
Noninterest expense                                                3,729.6         3,344.9         3,183.9
                                                                ----------      ----------      ----------
Income before taxes and tax-equivalent adjustment                  2,436.2         2,199.8         2,005.7
Income taxes                                                         812.2           778.4           669.5
Tax-equivalent adjustment                                             30.4            33.3            33.8
                                                                ----------      ----------      ----------
Net income                                                      $  1,593.6      $  1,388.1      $  1,302.4
                                                                ==========      ==========      ==========
Tax-equivalent effective tax rate                                     34.6%           36.9%           35.1%

PER COMMON SHARE

Net income:
    Basic                                                       $     2.61      $     2.30      $     2.14
    Diluted                                                           2.59            2.27            2.13
Dividends paid                                                        1.20            1.16            1.14
Book value
Market value (close)
Average shares:
    Basic                                                            610.2           603.6           607.4
    Diluted                                                          616.2           611.9           612.6

PERFORMANCE RATIOS

Return on average common equity                                      19.90%          19.89%          21.29%
Return on average total equity                                       19.90           19.86           21.21
Return on average assets                                              1.54            1.49            1.52
Net interest margin                                                   4.34            4.09            3.85
Efficiency ratio                                                     55.12           55.70           58.75

SFAS 142 PRO FORMA INFORMATION*

Goodwill amortization:
     Pretax                                                             --      $     65.7      $     66.6
     After tax                                                          --            56.3            56.9
Noninterest expense - adjusted                                  $  3,729.6         3,279.2         3,117.3
Net income - adjusted                                              1,593.6         1,444.4         1,359.3
Diluted net income per common share - adjusted                        2.59            2.36            2.22
Pro forma increase to diluted net income per common share               --             .09             .09

CREDIT QUALITY STATISTICS

Net charge-offs                                                 $    576.1      $    462.6      $    286.3
Provision for loan losses                                            681.9           605.3           286.8
Loan loss allowance
Nonperforming assets
Annualized net charge-offs to average portfolio loans                  .83%            .68%            .46%
Loan loss allowance to period-end portfolio loans
Loan loss allowance to nonperforming loans
Loan loss allowance to annualized net charge-offs                   190.67          215.61          324.34
Nonperforming assets to period-end portfolio loans and OREO

* On January 1, 2002, the Corporation adopted Statement of Financial Accounting Standards No. 142, Goodwill and Other Intangible Assets, which requires goodwill to no longer be ratably amortized into the income statement. This pro forma information is presented for comparative purposes only.

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                 CONSOLIDATED FINANCIAL HIGHLIGHTS (CONTINUED)
                                ($ IN MILLIONS)

                                                                         2002
                                                  --------------------------------------------------
                                                   4TH QTR       3RD QTR       2ND QTR       1ST QTR
                                                  --------      --------      --------      --------
CAPITAL AND LIQUIDITY RATIOS

Tier 1 capital*                                       7.58%         7.78%         7.92%         7.66%
Total risk-based capital*                            11.47         11.87         12.24         12.09
Leverage*                                             6.52          7.09          7.05          6.49
Period-end equity to assets                           7.03          7.46          8.02          7.67
Period-end tangible common equity to assets**         6.11          6.47          6.93          6.58
Average equity to assets                              7.44          8.13          8.05          7.37
Average equity to portfolio loans                    11.76         11.92         11.61         11.08
Average portfolio loans to deposits                 107.90        112.32        114.08        111.71
Average portfolio loans to core deposits            128.70        131.24        133.96        137.26
Average portfolio loans to earning assets            70.37         76.59         77.37         73.37
Average securities to earning assets                  9.36          9.26          9.86          9.54

AVERAGE BALANCES

Assets                                            $112,689      $101,107      $ 97,921      $102,108
Portfolio loans                                     71,291        68,945        67,930        67,929
Loans held for sale or securitization               19,676        11,851        10,343        15,015
Securities (at cost)                                 9,484         8,336         8,660         8,834
Earning assets                                     101,315        90,014        87,797        92,578
Core deposits                                       55,394        52,535        50,710        49,490
Purchased deposits and funding                      45,666        37,413        36,765        42,818
Common equity                                        8,386         8,218         7,885         7,528
Total equity                                         8,386         8,218         7,886         7,529

PERIOD-END BALANCES

Assets                                            $118,258      $109,346      $ 99,131      $100,078
Portfolio loans                                     72,134        71,032        68,674        68,089
Loans held for sale or securitization               24,738        15,886         9,827        12,296
Securities (at fair value)                           9,211        10,487         8,800         9,036
Core deposits                                       56,342        54,428        51,763        50,196
Purchased deposits and funding                      49,530        43,276        36,528        39,492
Common equity                                        8,308         8,157         7,947         7,672
Total equity                                         8,308         8,157         7,948         7,672

                                                                         2001
                                                  --------------------------------------------------
                                                   4TH QTR       3RD QTR       2ND QTR       1ST QTR
                                                  --------      --------      --------      --------
CAPITAL AND LIQUIDITY RATIOS

Tier 1 capital*                                       6.99%         7.26%         7.06%         7.10%
Total risk-based capital*                            11.31         11.27         11.17         11.44
Leverage*                                             6.45          6.55          6.46          6.59
Period-end equity to assets                           6.98          7.49          7.39          7.44
Period-end tangible common equity to assets**         5.94          6.32          6.16          6.19
Average equity to assets                              7.45          7.53          7.47          7.59
Average equity to portfolio loans                    10.67         10.38         10.23         10.04
Average portfolio loans to deposits                 113.10        116.50        115.64        122.69
Average portfolio loans to core deposits            140.56        142.89        140.72        142.06
Average portfolio loans to earning assets            76.88         79.52         79.93         83.03
Average securities to earning assets                  9.31          9.61         10.44         11.90

AVERAGE BALANCES

Assets                                            $ 98,428      $ 94,333      $ 91,936      $ 87,611
Portfolio loans                                     68,694        68,461        67,158        66,225
Loans held for sale or securitization               11,908         8,780         7,453         3,604
Securities (at cost)                                 8,322         8,276         8,768         9,491
Earning assets                                      89,348        86,097        84,021        79,762
Core deposits                                       48,870        47,912        47,725        46,617
Purchased deposits and funding                      40,207        37,859        36,043        33,030
Common equity                                        7,330         7,091         6,838         6,620
Total equity                                         7,333         7,106         6,868         6,650

PERIOD-END BALANCES

Assets                                            $105,817      $ 96,180      $ 94,440      $ 90,818
Portfolio loans                                     68,041        69,279        68,004        66,673
Loans held for sale or securitization               16,831         8,769         8,413         5,883
Securities (at fair value)                           9,859         8,539         8,758         9,468
Core deposits                                       51,895        48,447        48,107        47,738
Purchased deposits and funding                      43,723        38,589        37,643        34,681
Common equity                                        7,381         7,195         6,950         6,724
Total equity                                         7,381         7,202         6,980         6,754

                                                                   YTD
                                                  ------------------------------------
                                                    2002          2001          2000
                                                  --------      --------      --------
CAPITAL AND LIQUIDITY RATIOS

Tier 1 capital*
Total risk-based capital*
Leverage*
Period-end equity to assets
Period-end tangible common equity to assets**
Average equity to assets                              7.74%         7.51%         7.18%
Average equity to portfolio loans                    11.60         10.34          9.80
Average portfolio loans to deposits                 111.40        116.81        120.27
Average portfolio loans to core deposits            132.63        141.55        136.12
Average portfolio loans to earning assets            74.28         79.73         80.51
Average securities to earning assets                  9.50         10.27         15.41

AVERAGE BALANCES

Assets                                            $103,479      $ 93,110      $ 85,550
Portfolio loans                                     69,032        67,644        62,622
Loans held for sale or securitization               14,227         7,961         2,703
Securities (at cost)                                 8,828         8,710        11,988
Earning assets                                      92,941        84,837        77,782
Core deposits                                       52,050        47,787        46,005
Purchased deposits and funding                      40,665        36,808        32,094
Common equity                                        8,008         6,972         6,110
Total equity                                         8,008         6,991         6,140

PERIOD-END BALANCES

Assets
Portfolio loans
Loans held for sale or securitization
Securities (at fair value)
Core deposits
Purchased deposits and funding
Common equity
Total equity

* Fourth quarter 2002 regulatory capital ratios are based upon preliminary data

**    Excludes goodwill and other intangible assets

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                       CONSOLIDATED STATEMENTS OF INCOME
                    ($ IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                                           2002
                                                           --------------------------------------------------------------------
                                                              4TH QTR            3RD QTR           2ND QTR           1ST QTR
                                                           -------------      -------------     -------------     -------------
INTEREST INCOME:

 Loans                                                     $   1,391,127      $   1,306,486     $   1,284,830     $   1,351,519
 Securities:
  Taxable                                                        115,690            109,454           123,968           124,984
  Exempt from Federal income taxes                                 8,846              9,006             9,143             9,291
  Dividends                                                        9,346              9,008             8,330             8,507
 Federal funds sold and security resale agreements                   554                464               474               518
 Other investments                                                 7,891              8,506             9,171             8,807
                                                           -------------      -------------     -------------     -------------
   TOTAL INTEREST INCOME                                       1,533,454          1,442,924         1,435,916         1,503,626

INTEREST EXPENSE:

 Deposits                                                        275,853            283,800           287,481           301,244
 Federal funds borrowed and security
   repurchase agreements                                          41,749             34,511            32,241            41,929
 Borrowed funds                                                   12,003              7,147             4,969            13,256
 Long-term debt and capital securities                           129,768            146,322           148,588           149,680
                                                           -------------      -------------     -------------     -------------
   TOTAL INTEREST EXPENSE                                        459,373            471,780           473,279           506,109

   NET INTEREST INCOME                                         1,074,081            971,144           962,637           997,517
 Provision for loan losses                                       158,638            169,164           165,476           188,640
                                                           -------------      -------------     -------------     -------------
   NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES           915,443            801,980           797,161           808,877

NONINTEREST INCOME:

 Mortgage banking revenue                                        206,716            177,958           247,475           195,217
 Deposit service charges                                         136,740            132,270           125,763           118,787
 Payment processing revenue                                      116,976            113,513           111,707           108,841
 Trust and investment management fees                             70,740             73,936            85,136            77,575
 Card-related fees                                                45,744             47,212            31,873            32,136
 Brokerage revenue                                                25,770             24,986            30,762            27,067
 Other                                                            87,439             50,755            96,575           131,238
                                                           -------------      -------------     -------------     -------------
   TOTAL FEES AND OTHER INCOME                                   690,125            620,630           729,291           690,861
 Securities gains (losses), net                                  (16,630)               157            44,033            53,532
                                                           -------------      -------------     -------------     -------------
   TOTAL NONINTEREST INCOME                                      673,495            620,787           773,324           744,393

NONINTEREST EXPENSE:

 Salaries, benefits, and other personnel                         527,242            448,517           445,393           444,328
 Equipment                                                        65,140             56,667            61,325            62,299
 Net occupancy                                                    58,851             56,035            55,334            54,824
 Third-party services                                             71,159             54,671            59,668            53,585
 Card processing                                                  54,000             50,963            52,112            53,816
 Marketing and public relations                                   19,140             25,402            75,447            26,149
 Other                                                           215,115            177,921           224,643           179,888
                                                           -------------      -------------     -------------     -------------
   TOTAL NONINTEREST EXPENSE                                   1,010,647            870,176           973,922           874,889

INCOME BEFORE INCOME TAX EXPENSE                                 578,291            552,591           596,563           678,381
INCOME TAX EXPENSE                                               197,793            178,404           203,781           232,250
                                                           -------------      -------------     -------------     -------------
   NET INCOME                                              $     380,498      $     374,187     $     392,782     $     446,131
                                                           =============      =============     =============     =============

NET INCOME PER COMMON SHARE:

   Basic                                                   $         .62      $         .61     $         .65     $         .73
   Diluted                                                           .62                .61               .63               .73

AVERAGE COMMON SHARES:

   Basic                                                     611,896,075        611,638,832       609,336,050       607,815,387
   Diluted                                                   615,971,640        617,850,460       616,793,457       614,041,768

MEMO:

Tax-equivalent net interest income                         $   1,081,175      $     978,851     $     970,357     $   1,005,350
Net income available to common shareholders                      380,498            374,186           392,772           446,121

                                                                                          2001
                                                           -------------------------------------------------------------------
                                                              4TH QTR           3RD QTR           2ND QTR           1ST QTR
                                                           -------------     -------------     -------------     -------------
INTEREST INCOME:

 Loans                                                     $   1,393,435     $   1,481,124     $   1,482,738     $   1,506,488
 Securities:
  Taxable                                                         96,563           102,804           111,731           122,017
  Exempt from Federal income taxes                                 9,580             9,786            10,115            10,319
  Dividends                                                        9,674            11,651            12,730            11,146
 Federal funds sold and security resale agreements                   665             1,188               848             1,616
 Other investments                                                 5,096             7,677             7,536             8,225
                                                           -------------     -------------     -------------     -------------
   TOTAL INTEREST INCOME                                       1,515,013         1,614,230         1,625,698         1,659,811

INTEREST EXPENSE:

 Deposits                                                        352,666           435,247           483,760           506,058
 Federal funds borrowed and security
   repurchase agreements                                          47,180            73,710            86,538            89,946
 Borrowed funds                                                   10,753            11,834            14,133            27,267
 Long-term debt and capital securities                           160,067           196,899           214,597           265,248
                                                           -------------     -------------     -------------     -------------
   TOTAL INTEREST EXPENSE                                        570,666           717,690           799,028           888,519

   NET INTEREST INCOME                                           944,347           896,540           826,670           771,292
 Provision for loan losses                                       209,000           160,000           152,923            83,372
                                                           -------------     -------------     -------------     -------------
   NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES           735,347           736,540           673,747           687,920

NONINTEREST INCOME:

 Mortgage banking revenue                                        160,176           125,786           114,924           124,426
 Deposit service charges                                         122,718           117,336           117,466           111,806
 Payment processing revenue                                      122,169           120,293           115,724           106,441
 Trust and investment management fees                             72,542            79,410            86,023            81,850
 Card-related fees                                                43,603            42,610            38,569            44,671
 Brokerage revenue                                                28,056            22,367            23,657            23,425
 Other                                                           106,010            89,490           185,552           105,921
                                                           -------------     -------------     -------------     -------------
   TOTAL FEES AND OTHER INCOME                                   655,274           597,292           681,915           598,540
 Securities gains (losses), net                                   18,543            21,193            16,936            88,130
                                                           -------------     -------------     -------------     -------------
   TOTAL NONINTEREST INCOME                                      673,817           618,485           698,851           686,670

NONINTEREST EXPENSE:

 Salaries, benefits, and other personnel                         448,945           418,138           432,833           410,393
 Equipment                                                        64,658            53,549            60,747            60,002
 Net occupancy                                                    53,567            52,190            53,544            53,479
 Third-party services                                             60,327            49,871            49,963            43,601
 Card processing                                                  57,506            50,295            47,652            43,475
 Marketing and public relations                                    7,170            23,620            24,013            16,545
 Other                                                           192,142           167,799           171,350           177,502
                                                           -------------     -------------     -------------     -------------
   TOTAL NONINTEREST EXPENSE                                     884,315           815,462           840,102           804,997

INCOME BEFORE INCOME TAX EXPENSE                                 524,849           539,563           532,496           569,593
INCOME TAX EXPENSE                                               178,264           182,945           182,994           234,190
                                                           -------------     -------------     -------------     -------------
   NET INCOME                                              $     346,585     $     356,618     $     349,502     $     335,403
                                                           =============     =============     =============     =============

NET INCOME PER COMMON SHARE:

   Basic                                                   $         .57     $         .59     $         .58     $         .56
   Diluted                                                           .57               .58               .57               .55

AVERAGE COMMON SHARES:

   Basic                                                     606,939,772       605,005,257       601,528,522       600,888,928
   Diluted                                                   612,984,102       613,829,266       610,782,001       610,099,764

MEMO:

Tax-equivalent net interest income                         $     952,701     $     905,310     $     834,956     $     779,228
Net income available to common shareholders                      346,575           356,504           349,060           334,953

                                                                                  YTD
                                                           -------------------------------------------------
                                                               2002              2001              2000
                                                           -------------     -------------     -------------
INTEREST INCOME:

 Loans                                                     $   5,333,962     $   5,863,785     $   5,790,093
 Securities:
  Taxable                                                        474,096           433,115           641,406
  Exempt from Federal income taxes                                36,286            39,800            43,450
  Dividends                                                       35,191            45,201            54,852
 Federal funds sold and security resale agreements                 2,010             4,317            18,854
 Other investments                                                34,375            28,534            17,928
                                                           -------------     -------------     -------------
   TOTAL INTEREST INCOME                                       5,915,920         6,414,752         6,566,583

INTEREST EXPENSE:

 Deposits                                                      1,148,378         1,777,731         1,937,034
 Federal funds borrowed and security
   repurchase agreements                                         150,430           297,374           395,935
 Borrowed funds                                                   37,375            63,987           164,716
 Long-term debt and capital securities                           574,358           836,811         1,110,536
                                                           -------------     -------------     -------------
   TOTAL INTEREST EXPENSE                                      1,910,541         2,975,903         3,608,221

   NET INTEREST INCOME                                         4,005,379         3,438,849         2,958,362
 Provision for loan losses                                       681,918           605,295           286,795
                                                           -------------     -------------     -------------
   NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES         3,323,461         2,833,554         2,671,567

NONINTEREST INCOME:

 Mortgage banking revenue                                        827,366           525,312           478,954
 Deposit service charges                                         513,560           469,326           442,753
 Payment processing revenue                                      451,037           464,627           439,440
 Trust and investment management fees                            307,387           319,825           334,627
 Card-related fees                                               156,965           169,453           161,028
 Brokerage revenue                                               108,585            97,505            98,157
 Other                                                           366,007           486,973           472,423
                                                           -------------     -------------     -------------
   TOTAL FEES AND OTHER INCOME                                 2,730,907         2,533,021         2,427,382
 Securities gains (losses), net                                   81,092           144,802            56,852
                                                           -------------     -------------     -------------
   TOTAL NONINTEREST INCOME                                    2,811,999         2,677,823         2,484,234

NONINTEREST EXPENSE:

 Salaries, benefits, and other personnel                       1,865,480         1,710,309         1,627,260
 Equipment                                                       245,431           238,956           229,476
 Net occupancy                                                   225,044           212,780           209,229
 Third-party services                                            239,083           203,762           197,485
 Card processing                                                 210,891           198,928           167,657
 Marketing and public relations                                  146,138            71,348            83,747
 Other                                                           797,567           708,793           669,055
                                                           -------------     -------------     -------------
   TOTAL NONINTEREST EXPENSE                                   3,729,634         3,344,876         3,183,909

INCOME BEFORE INCOME TAX EXPENSE                               2,405,826         2,166,501         1,971,892
INCOME TAX EXPENSE                                               812,228           778,393           669,515
                                                           -------------     -------------     -------------
   NET INCOME                                              $   1,593,598     $   1,388,108     $   1,302,377
                                                           =============     =============     =============

NET INCOME PER COMMON SHARE:

   Basic                                                   $        2.61     $        2.30     $        2.14
   Diluted                                                          2.59              2.27              2.13

AVERAGE COMMON SHARES:

   Basic                                                     610,186,786       603,611,073       607,378,801
   Diluted                                                   616,174,238       611,936,906       612,625,349

MEMO:

Tax-equivalent net interest income                         $   4,035,733     $   3,472,195     $   2,992,091
Net income available to common shareholders                    1,593,577         1,387,092         1,300,578

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                     CONSOLIDATED PERIOD-END BALANCE SHEETS
                                ($ IN THOUSANDS)

                                                                                          2002
                                                         ----------------------------------------------------------------------
                                                            4TH QTR            3RD QTR            2ND QTR            1ST QTR
                                                         -------------      -------------      -------------      -------------
ASSETS

  Cash and demand balances due from banks                $   3,756,426      $   4,106,687      $   3,367,210      $   2,859,394
  Federal funds sold and security resale agreements            136,343             95,895             86,285             67,994
  Securities available for sale, at fair value               9,211,268         10,487,124          8,800,004          9,036,019
  Other investments                                            869,147            761,248            728,936            744,981
  LOANS HELD FOR SALE OR SECURITIZATION:

    Commercial                                                  14,840             27,973                 --                 --
    Mortgage                                                24,723,549         15,858,398          9,826,569         12,296,059
    Automobile                                                      --                 --                 --                 --
    Credit card                                                     --                 --                 --                 --
                                                         -------------      -------------      -------------      -------------
      TOTAL LOANS HELD FOR SALE OR SECURITIZATION           24,738,389         15,886,371          9,826,569         12,296,059
  PORTFOLIO LOANS:

    Commercial                                              24,722,060         26,024,362         25,448,978         25,733,598
    Real estate - commercial                                 9,384,851          8,076,473          7,978,960          7,868,692
    Real estate - residential                               19,972,549         16,404,069         15,454,101         15,215,099
    Home equity lines of credit                              8,062,199          7,617,672          7,009,400          6,320,135
    Credit card and other unsecured lines of credit          2,030,024          1,915,547          1,870,138          1,731,075
    Other consumer                                           7,962,729         10,993,697         10,912,771         11,220,717
                                                         -------------      -------------      -------------      -------------
      TOTAL PORTFOLIO LOANS                                 72,134,412         71,031,820         68,674,348         68,089,316
    Allowance for loan losses                               (1,098,588)        (1,079,773)        (1,030,487)        (1,000,043)
                                                         -------------      -------------      -------------      -------------
      NET PORTFOLIO LOANS                                   71,035,824         69,952,047         67,643,861         67,089,273
  Properties and equipment                                   1,036,937          1,031,098          1,042,933          1,059,445
  Mortgage servicing assets                                    615,193            690,615          1,068,400          1,363,860
  Goodwill                                                   1,078,281          1,078,281          1,078,281          1,078,281
  Other intangible assets                                       74,573             79,438             80,500             83,919
  Derivative assets**                                        1,468,381          1,048,665            765,193            493,847
  Accrued income and other assets                            4,237,653          4,128,726          4,642,610          3,904,612
                                                         -------------      -------------      -------------      -------------
      TOTAL ASSETS                                       $ 118,258,415      $ 109,346,195      $  99,130,782      $ 100,077,684
                                                         =============      =============      =============      =============

LIABILITIES
  DEPOSITS:

    Noninterest bearing                                  $  16,156,081      $  15,616,730      $  13,674,346      $  12,600,160
    NOW and money market accounts                           23,022,449         21,325,533         20,239,550         19,786,170
    Savings accounts                                         2,477,067          2,499,922          2,596,261          2,629,316
    Consumer time                                           14,686,005         14,985,661         15,253,091         15,180,008
                                                         -------------      -------------      -------------      -------------
      CORE DEPOSITS                                         56,341,602         54,427,846         51,763,248         50,195,654
    Other                                                    3,403,827          3,128,856          3,239,652          3,837,062
    Foreign                                                  5,373,339          3,077,867          2,311,938          4,268,676
                                                         -------------      -------------      -------------      -------------
      TOTAL DEPOSITS                                        65,118,768         60,634,569         57,314,838         58,301,392
  Federal funds borrowed and security
      repurchase agreements                                  6,528,258          6,068,559          5,212,463         10,586,323
  Borrowed funds                                            11,493,909          9,802,372          6,659,291          1,109,360
  Long-term debt                                            22,550,295         21,018,090         18,924,451         19,510,454
  Corporation-obligated mandatorily redeemable
     capital securities of subsidiary trusts holding
     solely debentures of the Corporation                      180,000            180,000            180,000            180,000
  Derivative liabilities**                                   1,243,544            730,231            495,966            315,077
  Accrued expenses and other liabilities                     2,835,629          2,755,513          2,395,988          2,402,867
                                                         -------------      -------------      -------------      -------------
      TOTAL LIABILITIES                                    109,950,403        101,189,334         91,182,997         92,405,473
STOCKHOLDERS' EQUITY

  Preferred stock *                                                 --                 --                698                698
  Common stock                                               2,445,966          2,448,721          2,441,917          2,433,582
  Capital surplus                                              989,346            982,552            964,599            930,865
  Retained earnings                                          4,805,520          4,637,809          4,450,145          4,236,947
  Accumulated other comprehensive income (loss)                 67,180             87,779             90,426             70,119
                                                         -------------      -------------      -------------      -------------
    TOTAL STOCKHOLDERS' EQUITY                               8,308,012          8,156,861          7,947,785          7,672,211
                                                         -------------      -------------      -------------      -------------
    TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY           $ 118,258,415      $ 109,346,195      $  99,130,782      $ 100,077,684
                                                         =============      =============      =============      =============

COMMON SHARES OUTSTANDING                                  611,491,359        612,180,011        610,479,248        608,395,463

                                                                                         2001
                                                         ----------------------------------------------------------------------
                                                            4TH QTR            3RD QTR            2ND QTR            1ST QTR
                                                         -------------      -------------      -------------      -------------
ASSETS

  Cash and demand balances due from banks                $   4,403,962      $   3,701,290      $   3,468,695      $   3,314,336
  Federal funds sold and security resale agreements            171,498             71,170            103,320              4,460
  Securities available for sale, at fair value               9,858,868          8,538,644          8,758,250          9,468,365
  Other investments                                            432,861            391,011            541,043            529,766
  LOANS HELD FOR SALE OR SECURITIZATION:

    Commercial                                                  50,959            165,909                 --                 --
    Mortgage                                                15,553,297          8,602,615          8,412,730          5,882,521
    Automobile                                                 824,434                 --                 --                 --
    Credit card                                                402,305                 --                 --                 --
                                                         -------------      -------------      -------------      -------------
      TOTAL LOANS HELD FOR SALE OR SECURITIZATION           16,830,995          8,768,524          8,412,730          5,882,521
  PORTFOLIO LOANS:

    Commercial                                              26,752,115         27,614,020         27,693,335         27,397,956
    Real estate - commercial                                 7,281,268          6,942,914          6,734,448          6,625,035
    Real estate - residential                               14,763,546         14,570,015         13,818,303         13,502,846
    Home equity lines of credit                              5,827,879          5,483,648          5,144,385          4,913,701
    Credit card and other unsecured lines of credit          1,867,053          2,200,004          2,195,596          2,092,678
    Other consumer                                          11,548,785         12,468,019         12,417,440         12,140,385
                                                         -------------      -------------      -------------      -------------
      TOTAL PORTFOLIO LOANS                                 68,040,646         69,278,620         68,003,507         66,672,601
    Allowance for loan losses                                 (997,331)        (1,008,390)          (989,936)          (929,679)
                                                         -------------      -------------      -------------      -------------
      NET PORTFOLIO LOANS                                   67,043,315         68,270,230         67,013,571         65,742,922
  Properties and equipment                                   1,084,106          1,070,554          1,070,186          1,066,295
  Mortgage servicing assets                                  1,135,704            817,592          1,007,365            863,901
  Goodwill                                                   1,086,041          1,103,229          1,116,573          1,106,402
  Other intangible assets                                       81,356             83,302             90,525             73,167
  Derivative assets**                                          723,967            653,149            303,135            300,587
  Accrued income and other assets                            2,964,027          2,711,179          2,554,360          2,465,211
                                                         -------------      -------------      -------------      -------------
      TOTAL ASSETS                                       $ 105,816,700      $  96,179,874      $  94,439,753      $  90,817,933
                                                         =============      =============      =============      =============

LIABILITIES
  DEPOSITS:

    Noninterest bearing                                  $  14,823,277      $  11,928,824      $  11,988,114      $  11,563,466
    NOW and money market accounts                           19,501,137         18,792,722         18,101,899         17,703,959
    Savings accounts                                         2,608,565          2,624,591          2,703,807          2,799,732
    Consumer time                                           14,962,150         15,101,268         15,312,780         15,670,865
                                                         -------------      -------------      -------------      -------------
      CORE DEPOSITS                                         51,895,129         48,447,405         48,106,600         47,738,022
    Other                                                    5,332,874          6,111,936          6,021,327          5,971,041
    Foreign                                                  5,901,929          5,570,199          3,890,538          2,145,016
                                                         -------------      -------------      -------------      -------------
      TOTAL DEPOSITS                                        63,129,932         60,129,540         58,018,465         55,854,079
  Federal funds borrowed and security
      repurchase agreements                                  6,593,388          8,688,276          7,751,145          9,410,866
  Borrowed funds                                             8,578,742          1,535,772          3,485,872          1,644,320
  Long-term debt                                            17,136,232         16,502,817         16,313,685         15,329,472
  Corporation-obligated mandatorily redeemable
     capital securities of subsidiary trusts holding
     solely debentures of the Corporation                      180,000            180,000            180,000            180,000
  Derivative liabilities**                                     389,838            529,898            234,851            231,487
  Accrued expenses and other liabilities                     2,427,345          1,411,482          1,475,832          1,413,722
                                                         -------------      -------------      -------------      -------------
      TOTAL LIABILITIES                                     98,435,477         88,977,785         87,459,850         84,063,946
STOCKHOLDERS' EQUITY

  Preferred stock *                                                698              7,578             29,502             29,968
  Common stock                                               2,429,419          2,424,022          2,412,374          2,403,000
  Capital surplus                                              908,780            901,528            865,022            841,808
  Retained earnings                                          3,970,049          3,802,529          3,624,463          3,446,673
  Accumulated other comprehensive income (loss)                 72,277             66,432             48,542             32,538
                                                         -------------      -------------      -------------      -------------
    TOTAL STOCKHOLDERS' EQUITY                               7,381,223          7,202,089          6,979,903          6,753,987
                                                         -------------      -------------      -------------      -------------
    TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY           $ 105,816,700      $  96,179,874      $  94,439,753      $  90,817,933
                                                         =============      =============      =============      =============

COMMON SHARES OUTSTANDING                                  607,354,729        606,005,287        603,093,286        600,749,772

                                                                                          2000
                                                         ----------------------------------------------------------------------
                                                            4TH QTR            3RD QTR            2ND QTR            1ST QTR
                                                         -------------      -------------      -------------      -------------
ASSETS

  Cash and demand balances due from banks                $   3,535,186      $   3,230,100      $   3,262,268      $   3,229,032
  Federal funds sold and security resale agreements             81,040            111,222            493,130            408,228
  Securities available for sale, at fair value               9,904,533          9,655,612         10,719,285         13,783,119
  Other investments                                            687,732            173,483            145,623            126,624
  LOANS HELD FOR SALE OR SECURITIZATION:

    Commercial                                                      --                 --                 --                 --
    Mortgage                                                 3,030,672          2,945,975          3,198,328          2,330,395
    Automobile                                                      --                 --                 --                 --
    Credit card                                                407,900                 --                 --                 --
                                                         -------------      -------------      -------------      -------------
      TOTAL LOANS HELD FOR SALE OR SECURITIZATION            3,438,572          2,945,975          3,198,328          2,330,395
  PORTFOLIO LOANS:

    Commercial                                              26,703,622         25,873,664         24,935,236         23,714,907
    Real estate - commercial                                 6,511,018          6,372,924          6,265,055          6,062,272
    Real estate - residential                               13,357,438         12,303,054         11,179,970         11,346,300
    Home equity lines of credit                              4,779,359          4,531,993          4,201,854          3,890,385
    Credit card and other unsecured lines of credit          2,152,445          2,260,766          2,601,931          2,404,230
    Other consumer                                          12,100,567         12,317,934         12,386,130         14,438,457
                                                         -------------      -------------      -------------      -------------
      TOTAL PORTFOLIO LOANS                                 65,604,449         63,660,335         61,570,176         61,856,551
    Allowance for loan losses                                 (928,592)          (945,492)          (970,362)          (970,642)
                                                         -------------      -------------      -------------      -------------
      NET PORTFOLIO LOANS                                   64,675,857         62,714,843         60,599,814         60,885,909
  Properties and equipment                                   1,071,637          1,090,185          1,098,053          1,116,332
  Mortgage servicing assets                                    999,707            976,437            948,661            729,440
  Goodwill                                                   1,124,020          1,156,955          1,175,928          1,193,146
  Other intangible assets                                       77,257             81,897             86,538             91,183
  Derivative assets**                                               --                 --                 --                 --
  Accrued income and other assets                            2,939,068          2,909,166          2,873,005          3,001,985
                                                         -------------      -------------      -------------      -------------
      TOTAL ASSETS                                       $  88,534,609      $  85,045,875      $  84,600,633      $  86,895,393
                                                         =============      =============      =============      =============

LIABILITIES
  DEPOSITS:

    Noninterest bearing                                  $  11,500,026      $  10,646,830      $  11,384,267      $  11,034,147
    NOW and money market accounts                           17,262,587         16,496,536         16,291,791         16,488,169
    Savings accounts                                         2,883,763          3,036,999          3,230,386          3,430,306
    Consumer time                                           15,816,422         15,763,352         15,583,974         15,285,430
                                                         -------------      -------------      -------------      -------------
      CORE DEPOSITS                                         47,462,798         45,943,717         46,490,418         46,238,052
    Other                                                    4,072,308          2,780,526          2,874,460          2,764,812
    Foreign                                                  3,721,316          4,001,338            623,331          1,610,489
                                                         -------------      -------------      -------------      -------------
      TOTAL DEPOSITS                                        55,256,422         52,725,581         49,988,209         50,613,353
  Federal funds borrowed and security
      repurchase agreements                                  5,677,643          6,097,889          4,012,113          6,307,165
  Borrowed funds                                               903,725          2,283,295          6,974,817          5,540,814
  Long-term debt                                            17,964,800         15,455,589         15,976,934         16,803,105
  Corporation-obligated mandatorily redeemable
     capital securities of subsidiary trusts holding
     solely debentures of the Corporation                      180,000            180,000            180,000            180,000
  Derivative liabilities**                                          --                 --                 --                 --
  Accrued expenses and other liabilities                     1,782,198          1,836,114          1,335,080          1,533,348
                                                         -------------      -------------      -------------      -------------
      TOTAL LIABILITIES                                     81,764,788         78,578,468         78,467,153         80,977,785
STOCKHOLDERS' EQUITY

  Preferred stock *                                             29,968             29,982             29,982             29,982
  Common stock                                               2,436,755          2,433,591          2,429,736          2,424,912
  Capital surplus                                              837,444            828,220            812,671            798,986
  Retained earnings                                          3,405,077          3,272,496          3,119,402          2,950,299
  Accumulated other comprehensive income (loss)                 60,577            (96,882)          (258,311)          (286,571)
                                                         -------------      -------------      -------------      -------------
    TOTAL STOCKHOLDERS' EQUITY                               6,769,821          6,467,407          6,133,480          5,917,608
                                                         -------------      -------------      -------------      -------------
    TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY           $  88,534,609      $  85,045,875      $  84,600,633      $  86,895,393
                                                         =============      =============      =============      =============

COMMON SHARES OUTSTANDING                                  609,188,668        608,397,735        607,433,924        606,227,792


* In August 2002, National City Corporation redeemed all of its then outstanding preferred stock

** End of period derivative asset and liability balances prior to the adoption of SFAS 133 on January 1, 2001 were not material and are included in other assets and other liabilities

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                      CONSOLIDATED AVERAGE BALANCE SHEETS
                                ($ IN MILLIONS)

                                                                                  2002
                                                         ------------------------------------------------------
                                                          4TH QTR        3RD QTR        2ND QTR        1ST QTR
                                                         ---------      ---------      ---------      ---------
ASSETS
EARNING ASSETS:

  PORTFOLIO LOANS:

    Commercial                                           $  25,324      $  24,863      $  25,127      $  26,133
    Real estate - commercial                                 8,383          8,037          7,909          7,682
    Real estate - residential                               16,717         15,895         15,161         14,932
    Home equity lines of credit                              7,857          7,316          6,679          6,066
    Credit card  and other unsecured lines of credit         1,958          1,910          1,810          1,780
    Other consumer                                          11,052         10,924         11,244         11,336
                                                         ---------      ---------      ---------      ---------
      TOTAL PORTFOLIO LOANS                                 71,291         68,945         67,930         67,929
  LOANS HELD FOR SALE OR SECURITIZATION:

    Commercial                                                  21             18             --              4
    Mortgage                                                19,655         11,833         10,343         13,862
    Automobile                                                  --             --             --          1,007
    Credit card                                                 --             --             --            142
                                                         ---------      ---------      ---------      ---------
      TOTAL LOANS HELD FOR SALE OR SECURITIZATION           19,676         11,851         10,343         15,015
  Securities available for sale, at cost                     9,484          8,336          8,660          8,834
  Federal funds sold and security resale agreements            117             87             93             95
  Other investments                                            747            795            771            705
                                                         ---------      ---------      ---------      ---------
      TOTAL EARNING ASSETS                                 101,315         90,014         87,797         92,578
Allowance for loan losses                                   (1,079)        (1,031)        (1,000)        (1,021)
Fair value appreciation (depreciation) of
  securities available for sale                                318            299            208            188
Cash and demand balances due from banks                      3,458          3,126          2,855          2,937
Properties and equipment                                     1,040          1,048          1,061          1,085
Mortgage servicing assets                                      774          1,052          1,224          1,225
Goodwill                                                     1,078          1,078          1,078          1,078
Other intangible assets                                         77             81             79             86
Derivative assets*                                             860            739            520            380
Accrued income and other assets                              4,848          4,701          4,099          3,572
                                                         ---------      ---------      ---------      ---------
    TOTAL ASSETS                                         $ 112,689      $ 101,107      $  97,921      $ 102,108
                                                         =========      =========      =========      =========

LIABILITIES
DEPOSITS:

  Noninterest bearing                                    $  15,710      $  13,864      $  12,760      $  12,366
  NOW and money market accounts                             22,385         21,006         20,119         19,411
  Savings accounts                                           2,488          2,543          2,622          2,594
  Consumer time                                             14,811         15,122         15,209         15,119
                                                         ---------      ---------      ---------      ---------
    CORE DEPOSITS                                           55,394         52,535         50,710         49,490
  Brokered retail CDs                                        2,870          2,500          2,644          3,609
  Other                                                        545            565            818            920
  Foreign                                                    7,264          5,781          5,372          6,792
                                                         ---------      ---------      ---------      ---------
    TOTAL DEPOSITS                                          66,073         61,381         59,544         60,811
Federal funds borrowed and security
   repurchase agreements                                    10,643          7,798          7,298          9,402
Borrowed funds                                               3,169          1,784          1,201          3,480
Long-term debt and capital securities                       21,175         18,985         19,432         18,615
Derivative liabilities*                                        547            459            293            313
Accrued expenses and other liabilities                       2,696          2,482          2,267          1,958
                                                         ---------      ---------      ---------      ---------
    TOTAL LIABILITIES                                      104,303         92,889         90,035         94,579
STOCKHOLDERS' EQUITY

  Preferred                                                     --             --              1              1
  Common                                                     8,386          8,218          7,885          7,528
                                                         ---------      ---------      ---------      ---------
    TOTAL STOCKHOLDERS' EQUITY                               8,386          8,218          7,886          7,529
                                                         ---------      ---------      ---------      ---------
    TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY           $ 112,689      $ 101,107      $  97,921      $ 102,108
                                                         =========      =========      =========      =========

MEMO:

Noninterest bearing mortgage banking principal
  and interest (P&I) balances                            $   3,444      $   2,090      $   1,291      $   1,320
Noninterest bearing deposits excluding P&I balances         12,266         11,774         11,469         11,046
Core deposits excluding P&I balances                        51,950         50,445         49,419         48,170

                                                                                  2001
                                                         ------------------------------------------------------
                                                          4TH QTR        3RD QTR        2ND QTR        1ST QTR
                                                         ---------      ---------      ---------      ---------
ASSETS
EARNING ASSETS:

  PORTFOLIO LOANS:

    Commercial                                           $  27,060      $  27,486      $  27,532      $  27,010
    Real estate - commercial                                 7,077          6,826          6,692          6,550
    Real estate - residential                               14,722         14,274         13,484         13,533
    Home equity lines of credit                              5,675          5,302          5,025          4,845
    Credit card  and other unsecured lines of credit         2,202          2,198          2,139          2,113
    Other consumer                                          11,958         12,375         12,286         12,174
                                                         ---------      ---------      ---------      ---------
      TOTAL PORTFOLIO LOANS                                 68,694         68,461         67,158         66,225
  LOANS HELD FOR SALE OR SECURITIZATION:

    Commercial                                                  75              2             --             --
    Mortgage                                                11,353          8,778          7,453          3,473
    Automobile                                                 476             --             --             --
    Credit card                                                  4             --             --            131
                                                         ---------      ---------      ---------      ---------
      TOTAL LOANS HELD FOR SALE OR SECURITIZATION           11,908          8,780          7,453          3,604
  Securities available for sale, at cost                     8,322          8,276          8,768          9,491
  Federal funds sold and security resale agreements            118            130             81            112
  Other investments                                            306            450            561            330
                                                         ---------      ---------      ---------      ---------
      TOTAL EARNING ASSETS                                  89,348         86,097         84,021         79,762
Allowance for loan losses                                   (1,001)        (1,004)          (942)          (950)
Fair value appreciation (depreciation) of
  securities available for sale                                229            202            111            123
Cash and demand balances due from banks                      3,200          3,041          3,086          3,000
Properties and equipment                                     1,083          1,074          1,071          1,078
Mortgage servicing assets                                    1,012            895            882            839
Goodwill                                                     1,093          1,101          1,097          1,114
Other intangible assets                                         81             87             84             75
Derivative assets*                                             470            363            232             71
Accrued income and other assets                              2,913          2,477          2,294          2,499
                                                         ---------      ---------      ---------      ---------
    TOTAL ASSETS                                         $  98,428      $  94,333      $  91,936      $  87,611
                                                         =========      =========      =========      =========

LIABILITIES
DEPOSITS:

  Noninterest bearing                                    $  12,526      $  11,611      $  11,550      $  10,781
  NOW and money market accounts                             18,840         18,378         17,963         17,276
  Savings accounts                                           2,602          2,664          2,753          2,835
  Consumer time                                             14,902         15,259         15,459         15,725
                                                         ---------      ---------      ---------      ---------
    CORE DEPOSITS                                           48,870         47,912         47,725         46,617
  Brokered retail CDs                                        5,052          4,858          4,920          3,666
  Other                                                      1,057          1,146          1,187          1,304
  Foreign                                                    5,757          4,847          4,241          2,390
                                                         ---------      ---------      ---------      ---------
    TOTAL DEPOSITS                                          60,736         58,763         58,073         53,977
Federal funds borrowed and security
   repurchase agreements                                     9,039          9,218          8,801          7,008
Borrowed funds                                               2,581          1,315          1,282          1,809
Long-term debt and capital securities                       16,721         16,475         15,612         16,853
Derivative liabilities*                                        394            239            172             68
Accrued expenses and other liabilities                       1,624          1,217          1,128          1,246
                                                         ---------      ---------      ---------      ---------
    TOTAL LIABILITIES                                       91,095         87,227         85,068         80,961
STOCKHOLDERS' EQUITY

  Preferred                                                      3             15             30             30
  Common                                                     7,330          7,091          6,838          6,620
                                                         ---------      ---------      ---------      ---------
    TOTAL STOCKHOLDERS' EQUITY                               7,333          7,106          6,868          6,650
                                                         ---------      ---------      ---------      ---------
    TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY           $  98,428      $  94,333      $  91,936      $  87,611
                                                         =========      =========      =========      =========

MEMO:

Noninterest bearing mortgage banking principal
  and interest (P&I) balances                            $   1,450      $   1,060      $   1,066      $     616
Noninterest bearing deposits excluding P&I balances         11,076         10,551         10,484         10,165
Core deposits excluding P&I balances                        47,420         46,852         46,659         46,001

                                                                           YTD
                                                         ---------------------------------------
                                                            2002           2001           2000
                                                         ---------      ---------      ---------
ASSETS
EARNING ASSETS:

  PORTFOLIO LOANS:

    Commercial                                           $  25,358      $  27,272      $  24,830
    Real estate - commercial                                 8,005          6,788          6,222
    Real estate - residential                               15,682         14,007         11,721
    Home equity lines of credit                              6,986          5,215          4,204
    Credit card  and other unsecured lines of credit         1,865          2,164          2,430
    Other consumer                                          11,136         12,198         13,215
                                                         ---------      ---------      ---------
      TOTAL PORTFOLIO LOANS                                 69,032         67,644         62,622
  LOANS HELD FOR SALE OR SECURITIZATION:

    Commercial                                                  11             19             --
    Mortgage                                                13,933          7,789          2,702
    Automobile                                                 248            120             --
    Credit card                                                 35             33              1
                                                         ---------      ---------      ---------
      TOTAL LOANS HELD FOR SALE OR SECURITIZATION           14,227          7,961          2,703
  Securities available for sale, at cost                     8,828          8,710         11,988
  Federal funds sold and security resale agreements             96            111            301
  Other investments                                            758            411            168
                                                         ---------      ---------      ---------
      TOTAL EARNING ASSETS                                  92,941         84,837         77,782
Allowance for loan losses                                   (1,033)          (975)          (987)
Fair value appreciation (depreciation) of
  securities available for sale                                255            167           (310)
Cash and demand balances due from banks                      3,096          3,082          3,087
Properties and equipment                                     1,058          1,077          1,107
Mortgage servicing assets                                    1,067            908            924
Goodwill                                                     1,078          1,101          1,174
Other intangible assets                                         81             82             86
Derivative assets*                                             625            286             --
Accrued income and other assets                              4,311          2,545          2,687
                                                         ---------      ---------      ---------
    TOTAL ASSETS                                         $ 103,479      $  93,110      $  85,550
                                                         =========      =========      =========

LIABILITIES
DEPOSITS:

  Noninterest bearing                                    $  13,685      $  11,622      $  10,792
  NOW and money market accounts                             20,740         18,120         16,549
  Savings accounts                                           2,561          2,713          3,207
  Consumer time                                             15,064         15,332         15,457
                                                         ---------      ---------      ---------
    CORE DEPOSITS                                           52,050         47,787         46,005
  Brokered retail CDs                                        2,902          4,629          1,793
  Other                                                        711          1,173          1,143
  Foreign                                                    6,302          4,319          3,128
                                                         ---------      ---------      ---------
    TOTAL DEPOSITS                                          61,965         57,908         52,069
Federal funds borrowed and security
   repurchase agreements                                     8,786          8,524          6,889
Borrowed funds                                               2,406          1,748          2,687
Long-term debt and capital securities                       19,558         16,415         16,454
Derivative liabilities*                                        404            219             --
Accrued expenses and other liabilities                       2,352          1,305          1,311
                                                         ---------      ---------      ---------
    TOTAL LIABILITIES                                       95,471         86,119         79,410
STOCKHOLDERS' EQUITY

  Preferred                                                     --             19             30
  Common                                                     8,008          6,972          6,110
                                                         ---------      ---------      ---------
    TOTAL STOCKHOLDERS' EQUITY                               8,008          6,991          6,140
                                                         ---------      ---------      ---------
    TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY           $ 103,479      $  93,110      $  85,550
                                                         =========      =========      =========

MEMO:

Noninterest bearing mortgage banking principal
  and interest (P&I) balances                            $   2,042      $   1,050
Noninterest bearing deposits excluding P&I balances         11,643         10,572
Core deposits excluding P&I balances                        50,008         46,737


* Average derivative asset and liability balances prior to the adoption of SFAS 133 on January 1, 2001 were not material and are included in other assets and other liabilities

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                           SELECTED AVERAGE BALANCES
                                ($ IN MILLIONS)

                                                                                  2002
                                                               -------------------------------------------
                                                               4TH QTR     3RD QTR     2ND QTR     1ST QTR
                                                               -------     -------     -------     -------
SELECTED AVERAGE PORTFOLIO LOAN BALANCES

DEALER

   Floorplan loans (commercial)                                $   722     $   639     $   696     $   631
   Automobile leases (other consumer)                              629         791         975       1,126
   Installment loans (other consumer)                            5,844       5,645       5,447       5,516
                                                               -------     -------     -------     -------
     TOTAL DEALER                                              $ 7,195     $ 7,075     $ 7,118     $ 7,273
                                                               =======     =======     =======     =======

ALTEGRA NONCONFORMING (real estate - residential)
   Altegra/Loan Zone originated loans                          $ 2,182     $ 2,401     $ 2,617     $ 2,859
   First Franklin originated loans                               8,959       8,167       6,962       6,273
                                                               -------     -------     -------     -------
     TOTAL ALTEGRA NONCONFORMING                               $11,141     $10,568     $ 9,579     $ 9,132
                                                               =======     =======     =======     =======

EDUCATION FINANCE

   Student loans (other consumer)                              $   474     $   377     $   746     $   771
   Commercial loan (commercial)                                    416          41           8         467
                                                               -------     -------     -------     -------
     TOTAL EDUCATION FINANCE                                   $   890     $   418     $   754     $ 1,238
                                                               =======     =======     =======     =======

NATIONAL HOME EQUITY

   Revolving lines of credit (home equity lines of credit)     $ 2,090     $ 1,700     $ 1,335     $   981
   Installment loans (real estate-residential)                     942         974         960         897
                                                               -------     -------     -------     -------
     TOTAL NATIONAL HOME EQUITY                                $ 3,032     $ 2,674     $ 2,295     $ 1,878
                                                               =======     =======     =======     =======

CREDIT CARD AND OTHER UNSECURED LINES OF CREDIT

   Credit card                                                 $   879     $   846     $   767     $   762
   Personal lines of credit                                        483         483         478         483
   Business lines of credit                                        596         581         565         535
                                                               -------     -------     -------     -------
     TOTAL CREDIT CARD AND OTHER UNSECURED LINES OF CREDIT     $ 1,958     $ 1,910     $ 1,810     $ 1,780
                                                               =======     =======     =======     =======

                                                                                  2001
                                                               -------------------------------------------
                                                               4TH QTR     3RD QTR     2ND QTR     1ST QTR
                                                               -------     -------     -------     -------
SELECTED AVERAGE PORTFOLIO LOAN BALANCES

DEALER

   Floorplan loans (commercial)                                $   592     $   594     $   687     $   755
   Automobile leases (other consumer)                            1,262       1,415       1,580       1,750
   Installment loans (other consumer)                            6,190       6,631       6,491       6,390
                                                               -------     -------     -------     -------
     TOTAL DEALER                                              $ 8,044     $ 8,640     $ 8,758     $ 8,895
                                                               =======     =======     =======     =======

ALTEGRA NONCONFORMING (real estate - residential)
   Altegra/Loan Zone originated loans                          $ 3,191     $ 3,545     $ 3,812     $ 4,060
   First Franklin originated loans                               5,216       4,326       3,408       3,030
                                                               -------     -------     -------     -------
     TOTAL ALTEGRA NONCONFORMING                               $ 8,407     $ 7,871     $ 7,220     $ 7,090
                                                               =======     =======     =======     =======

EDUCATION FINANCE

   Student loans (other consumer)                              $   567     $   527     $   663     $   643
   Commercial loan (commercial)                                    273         294         453         425
                                                               -------     -------     -------     -------
     TOTAL EDUCATION FINANCE                                   $   840     $   821     $ 1,116     $ 1,068
                                                               =======     =======     =======     =======

NATIONAL HOME EQUITY

   Revolving lines of credit (home equity lines of credit)     $   725     $   546     $   421     $   361
   Installment loans (real estate-residential)                     825         703         526         414
                                                               -------     -------     -------     -------
     TOTAL NATIONAL HOME EQUITY                                $ 1,550     $ 1,249     $   947     $   775
                                                               =======     =======     =======     =======

CREDIT CARD AND OTHER UNSECURED LINES OF CREDIT

   Credit card                                                 $ 1,182     $ 1,200     $ 1,177     $ 1,220
   Personal lines of credit                                        513         511         511         492
   Business lines of credit                                        507         487         451         401
                                                               -------     -------     -------     -------
     TOTAL CREDIT CARD AND OTHER UNSECURED LINES OF CREDIT     $ 2,202     $ 2,198     $ 2,139     $ 2,113
                                                               =======     =======     =======     =======

                                                                             YTD
                                                               -------------------------------
                                                                 2002        2001        2000
                                                               -------     -------     -------
SELECTED AVERAGE PORTFOLIO LOAN BALANCES

DEALER

   Floorplan loans (commercial)                                $   672     $   657     $   838
   Automobile leases (other consumer)                              879       1,500       1,884
   Installment loans (other consumer)                            5,614       6,544       6,549
                                                               -------     -------     -------
     TOTAL DEALER                                              $ 7,165     $ 8,701     $ 9,271
                                                               =======     =======     =======

ALTEGRA NONCONFORMING (real estate - residential)
   Altegra/Loan Zone originated loans                          $ 2,513     $ 3,646     $ 3,498
   First Franklin originated loans                               7,598       4,001       1,153
                                                               -------     -------     -------
     TOTAL ALTEGRA NONCONFORMING                               $10,111     $ 7,647     $ 4,651
                                                               =======     =======     =======

EDUCATION FINANCE

   Student loans (other consumer)                              $   590     $   600     $ 1,553
   Commercial loan (commercial)                                    233         361          80
                                                               -------     -------     -------
     TOTAL EDUCATION FINANCE                                   $   823     $   961     $ 1,633
                                                               =======     =======     =======

NATIONAL HOME EQUITY

   Revolving lines of credit (home equity lines of credit)     $ 1,530     $   513     $   187
   Installment loans (real estate-residential)                     943         617         194
                                                               -------     -------     -------
     TOTAL NATIONAL HOME EQUITY                                $ 2,473     $ 1,130     $   381
                                                               =======     =======     =======

CREDIT CARD AND OTHER UNSECURED LINES OF CREDIT

   Credit card                                                 $   814     $ 1,190     $ 1,658
   Personal lines of credit                                        481         512         474
   Business lines of credit                                        570         462         298
                                                               -------     -------     -------
     TOTAL CREDIT CARD AND OTHER UNSECURED LINES OF CREDIT     $ 1,865     $ 2,164     $ 2,430
                                                               =======     =======     =======


                          SELECTED PERIOD-END BALANCES
                                ($ IN MILLIONS)

                                                                                             2002
                                                                      --------------------------------------------------
                                                                       4TH QTR       3RD QTR       2ND QTR       1ST QTR
                                                                      --------      --------      --------      --------
BANK STOCK FUND

Cost basis of investments                                             $   74.8      $  256.9      $  155.4      $  272.4
Unrealized gains (losses), net                                            (3.8)        (39.5)         (2.0)         23.9
                                                                      --------      --------      --------      --------
  FAIR VALUE OF INVESTMENTS                                           $   71.0      $  217.4      $  153.4      $  296.3
                                                                      ========      ========      ========      ========

INTANGIBLE ASSETS

Goodwill                                                              $1,078.3      $1,078.3      $1,078.3      $1,078.3
Core deposit intangibles                                                  28.2          31.4          34.7          37.9
Credit card intangibles                                                    4.3           4.7           4.1           2.6
Other intangibles                                                         42.1          43.3          41.7          43.4
                                                                      --------      --------      --------      --------
  TOTAL INTANGIBLE ASSETS                                             $1,152.9      $1,157.7      $1,158.8      $1,162.2
                                                                      ========      ========      ========      ========

MEMO:

Parent Company investment in subsidiaries                             $9,936.5      $9,471.6      $9,082.1      $9,289.0
Parent Company intangible assets                                          58.6          58.6          58.6          58.6
Double leverage ratio*                                                  1.20 x        1.17 x        1.15 x        1.22 x

PRINCIPAL INVESTMENTS**

TYPE OF INVESTMENT:

  Direct investments in public entities                               $     .4      $     .5      $     .9      $    1.5
  Direct investments in nonpublic entities                               316.7         317.6         318.5         288.9
  Indirect investments (fund)                                            254.9         249.4         237.7         219.7
                                                                      --------      --------      --------      --------
     TOTAL INVESTMENTS                                                $  572.0      $  567.5      $  557.1      $  510.1
                                                                      ========      ========      ========      ========

TYPE OF SECURITY:

  Common stock                                                        $   15.0      $   15.0      $   13.5      $   13.6
  Convertible debt and preferred stock                                    57.5          63.0          64.4          55.2
  Investments in partnerships, funds and other equity instruments        335.0         329.4         318.6         297.5
  Mezzanine (subordinated) debt                                          164.5         160.1         160.6         143.8
                                                                      --------      --------      --------      --------
     TOTAL INVESTMENTS                                                $  572.0      $  567.5      $  557.1      $  510.1
                                                                      ========      ========      ========      ========

MEMO:

Commitments to fund principal investments                             $  242.0      $  251.6      $  284.6      $  317.9

                                                                                            2001
                                                                      -----------------------------------------------
                                                                       4TH QTR      3RD QTR      2ND QTR      1ST QTR
                                                                      --------     --------     --------     --------
BANK STOCK FUND

Cost basis of investments                                             $  399.9     $  351.0     $  381.4     $  337.3
Unrealized gains (losses), net                                            44.9         29.1         64.3         33.9
                                                                      --------     --------     --------     --------
  FAIR VALUE OF INVESTMENTS                                           $  444.8     $  380.1     $  445.7     $  371.2
                                                                      ========     ========     ========     ========

INTANGIBLE ASSETS

Goodwill                                                              $1,086.0     $1,103.2     $1,116.6     $1,106.4
Core deposit intangibles                                                  33.4         36.0         38.5         41.1
Credit card intangibles                                                    2.9          3.2          3.5          3.5
Other intangibles                                                         45.1         44.1         48.5         28.6
                                                                      --------     --------     --------     --------
  TOTAL INTANGIBLE ASSETS                                             $1,167.4     $1,186.5     $1,207.1     $1,179.6
                                                                      ========     ========     ========     ========

MEMO:

Parent Company investment in subsidiaries                             $8,798.1     $8,862.8     $8,655.6     $8,408.9
Parent Company intangible assets                                          58.6         91.2         76.4         78.1
Double leverage ratio*                                                  1.20 x       1.24 x       1.25 x       1.26 x

PRINCIPAL INVESTMENTS**

TYPE OF INVESTMENT:

  Direct investments in public entities                               $    6.4     $    9.1     $   14.4     $    4.6
  Direct investments in nonpublic entities                               279.9        255.7        255.2        256.0
  Indirect investments (fund)                                            209.1        194.6        178.2        170.7
                                                                      --------     --------     --------     --------
     TOTAL INVESTMENTS                                                $  495.4     $  459.4     $  447.8     $  431.3
                                                                      ========     ========     ========     ========

TYPE OF SECURITY:

  Common stock                                                        $   16.3     $   16.8     $   22.2     $   12.3
  Convertible debt and preferred stock                                    54.0         46.9         46.4         45.4
  Investments in partnerships, funds and other equity instruments        283.8        269.9        251.9        238.1
  Mezzanine (subordinated) debt                                          141.3        125.8        127.3        135.5
                                                                      --------     --------     --------     --------
     TOTAL INVESTMENTS                                                $  495.4     $  459.4     $  447.8     $  431.3
                                                                      ========     ========     ========     ========

MEMO:

Commitments to fund principal investments                             $  289.7     $  343.3     $  326.9     $  315.0

                                                                                            2000
                                                                      -----------------------------------------------
                                                                       4TH QTR      3RD QTR      2ND QTR      1ST QTR
                                                                      --------     --------     --------     --------
BANK STOCK FUND

Cost basis of investments                                             $  569.7     $  650.5     $  745.1     $  721.0
Unrealized gains (losses), net                                            99.1         41.6        (65.9)          .3
                                                                      --------     --------     --------     --------
  FAIR VALUE OF INVESTMENTS                                           $  668.8     $  692.1     $  679.2     $  721.3
                                                                      ========     ========     ========     ========

INTANGIBLE ASSETS

Goodwill                                                              $1,124.0     $1,157.0     $1,175.9     $1,193.1
Core deposit intangibles                                                  43.7         46.2         48.8         51.4
Credit card intangibles                                                    3.8          4.6          5.5          6.4
Other intangibles                                                         29.8         31.1         32.3         33.4
                                                                      --------     --------     --------     --------
  TOTAL INTANGIBLE ASSETS                                             $1,201.3     $1,238.9     $1,262.5     $1,284.3
                                                                      ========     ========     ========     ========

MEMO:

Parent Company investment in subsidiaries                             $7,887.3     $7,626.1     $7,477.2     $7,200.6
Parent Company intangible assets                                          79.9         81.6         83.3         85.0
Double leverage ratio*                                                  1.18 x       1.19 x       1.23 x       1.23 x

PRINCIPAL INVESTMENTS**

TYPE OF INVESTMENT:

  Direct investments in public entities
  Direct investments in nonpublic entities
  Indirect investments (fund)

     TOTAL INVESTMENTS


TYPE OF SECURITY:

  Common stock
  Convertible debt and preferred stock
  Investments in partnerships, funds and other equity instruments
  Mezzanine (subordinated) debt

     TOTAL INVESTMENTS


MEMO:

Commitments to fund principal investments


* Parent Company investment in subsidiaries and intangible assets divided by consolidated equity

** Includes equity and mezzanine capital investments in nonpublic and public entities made by National City Equity Partners and National City Capital Corp., which are within the Wholesale Banking line of business. Principal investments exclude investments held in the Bank Stock Fund.

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                   AVERAGE BALANCES/NET INTEREST INCOME/RATES
                                ($ IN MILLIONS)

                                                                                   2002
                                                          ------------------------------------------------------
                                                           4TH QTR        3RD QTR        2ND QTR        1ST QTR
                                                          ---------      ---------      ---------      ---------
AVERAGE BALANCES

ASSETS
Earning Assets:
  Loans*:
     Commercial                                           $  25,345      $  24,881      $  25,127      $  26,137
     Real estate - commercial                                 8,383          8,037          7,909          7,682
     Real estate - residential                               36,372         27,728         25,504         28,794
     Home equity lines of credit                              7,857          7,316          6,679          6,066
     Credit card and other unsecured lines of credit          1,958          1,910          1,810          1,922
     Other consumer                                          11,052         10,924         11,244         12,343
                                                          ---------      ---------      ---------      ---------
       Total loans                                           90,967         80,796         78,273         82,944
  Securities available for sale, at cost:
     Taxable                                                  8,825          7,668          7,981          8,145
     Tax-exempt                                                 659            668            679            689
                                                          ---------      ---------      ---------      ---------
       Total securities available for sale                    9,484          8,336          8,660          8,834
  Federal funds sold, security resale agreements, and
     other investments                                          864            882            864            800
                                                          ---------      ---------      ---------      ---------
  Total earning assets                                      101,315         90,014         87,797         92,578
  Allowance for loan losses                                  (1,079)        (1,031)        (1,000)        (1,021)
  Fair value appreciation (depreciation) of
     securities available for sale                              318            299            208            188
  Nonearning assets                                          12,135         11,825         10,916         10,363
                                                          ---------      ---------      ---------      ---------
TOTAL ASSETS                                              $ 112,689      $ 101,107      $  97,921      $ 102,108
                                                          =========      =========      =========      =========

LIABILITIES AND STOCKHOLDERS' EQUITY
  Interest bearing liabilities:
     NOW and money market accounts                        $  22,385      $  21,006      $  20,119      $  19,411
     Savings accounts                                         2,488          2,543          2,622          2,594
     Consumer time deposits                                  14,811         15,122         15,209         15,119
     Other deposits                                           3,415          3,065          3,462          4,529
     Foreign deposits                                         7,264          5,781          5,372          6,792
     Federal funds borrowed                                   7,297          4,482          4,092          5,961
     Security repurchase agreements                           3,346          3,316          3,206          3,441
     Borrowed funds                                           3,169          1,784          1,201          3,480
     Long-term debt and capital securities                   21,175         18,985         19,432         18,615
                                                          ---------      ---------      ---------      ---------
  Total interest bearing liabilities                         85,350         76,084         74,715         79,942
  Noninterest bearing deposits                               15,710         13,864         12,760         12,366
  Accrued interest and other liabilities                      3,243          2,941          2,560          2,271
                                                          ---------      ---------      ---------      ---------
  TOTAL LIABILITIES                                         104,303         92,889         90,035         94,579
  TOTAL STOCKHOLDERS' EQUITY                                  8,386          8,218          7,886          7,529
                                                          ---------      ---------      ---------      ---------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                $ 112,689      $ 101,107      $  97,921      $ 102,108
                                                          =========      =========      =========      =========

MEMO:
Interest bearing core deposits                            $  39,684      $  38,671      $  37,950      $  37,124
Interest bearing total deposits                              50,363         47,517         46,784         48,445
Borrowed funding and long-term debt                          34,987         28,567         27,931         31,497

                                                                                   2001
                                                          ------------------------------------------------------
                                                           4TH QTR        3RD QTR        2ND QTR        1ST QTR
                                                          ---------      ---------      ---------      ---------
AVERAGE BALANCES

ASSETS
Earning Assets:
  Loans*:
     Commercial                                           $  27,135      $  27,488      $  27,532      $  27,010
     Real estate - commercial                                 7,077          6,826          6,692          6,550
     Real estate - residential                               26,075         23,052         20,937         17,006
     Home equity lines of credit                              5,675          5,302          5,025          4,845
     Credit card and other unsecured lines of credit          2,206          2,198          2,139          2,244
     Other consumer                                          12,434         12,375         12,286         12,174
                                                          ---------      ---------      ---------      ---------
       Total loans                                           80,602         77,241         74,611         69,829
  Securities available for sale, at cost:
     Taxable                                                  7,613          7,557          8,024          8,730
     Tax-exempt                                                 709            719            744            761
                                                          ---------      ---------      ---------      ---------
       Total securities available for sale                    8,322          8,276          8,768          9,491
  Federal funds sold, security resale agreements, and
     other investments                                          424            580            642            442
                                                          ---------      ---------      ---------      ---------
  Total earning assets                                       89,348         86,097         84,021         79,762
  Allowance for loan losses                                  (1,001)        (1,004)          (942)          (950)
  Fair value appreciation (depreciation) of
     securities available for sale                              229            202            111            123
  Nonearning assets                                           9,852          9,038          8,746          8,676
                                                          ---------      ---------      ---------      ---------
TOTAL ASSETS                                              $  98,428      $  94,333      $  91,936      $  87,611
                                                          =========      =========      =========      =========

LIABILITIES AND STOCKHOLDERS' EQUITY
  Interest bearing liabilities:
     NOW and money market accounts                        $  18,840      $  18,378      $  17,963      $  17,276
     Savings accounts                                         2,602          2,664          2,753          2,835
     Consumer time deposits                                  14,902         15,259         15,459         15,725
     Other deposits                                           6,109          6,004          6,107          4,970
     Foreign deposits                                         5,757          4,847          4,241          2,390
     Federal funds borrowed                                   5,093          5,237          5,012          3,180
     Security repurchase agreements                           3,946          3,981          3,789          3,828
     Borrowed funds                                           2,581          1,315          1,282          1,809
     Long-term debt and capital securities                   16,721         16,475         15,612         16,853
                                                          ---------      ---------      ---------      ---------
  Total interest bearing liabilities                         76,551         74,160         72,218         68,866
  Noninterest bearing deposits                               12,526         11,611         11,550         10,781
  Accrued interest and other liabilities                      2,018          1,456          1,300          1,314
                                                          ---------      ---------      ---------      ---------
  TOTAL LIABILITIES                                          91,095         87,227         85,068         80,961
  TOTAL STOCKHOLDERS' EQUITY                                  7,333          7,106          6,868          6,650
                                                          ---------      ---------      ---------      ---------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                $  98,428      $  94,333      $  91,936      $  87,611
                                                          =========      =========      =========      =========

MEMO:
Interest bearing core deposits                            $  36,344      $  36,301      $  36,175      $  35,836
Interest bearing total deposits                              48,210         47,152         46,523         43,196
Borrowed funding and long-term debt                          28,341         27,008         25,695         25,670

                                                                            YTD
                                                          ---------------------------------------
                                                             2002           2001           2000
                                                          ---------      ---------      ---------
AVERAGE BALANCES

ASSETS
Earning Assets:
  Loans*:
     Commercial                                           $  25,369      $  27,291      $  24,830
     Real estate - commercial                                 8,005          6,788          6,222
     Real estate - residential                               29,615         21,796         14,423
     Home equity lines of credit                              6,986          5,215          4,204
     Credit card and other unsecured lines of credit          1,900          2,197          2,431
     Other consumer                                          11,384         12,318         13,215
                                                          ---------      ---------      ---------
       Total loans                                           83,259         75,605         65,325
  Securities available for sale, at cost:
     Taxable                                                  8,154          7,977         11,195
     Tax-exempt                                                 674            733            793
                                                          ---------      ---------      ---------
       Total securities available for sale                    8,828          8,710         11,988
  Federal funds sold, security resale agreements, and
     other investments                                          854            522            469
                                                          ---------      ---------      ---------
  Total earning assets                                       92,941         84,837         77,782
  Allowance for loan losses                                  (1,033)          (975)          (987)
  Fair value appreciation (depreciation) of
     securities available for sale                              255            167           (310)
  Nonearning assets                                          11,316          9,081          9,065
                                                          ---------      ---------      ---------
TOTAL ASSETS                                              $ 103,479      $  93,110      $  85,550
                                                          =========      =========      =========

LIABILITIES AND STOCKHOLDERS' EQUITY
  Interest bearing liabilities:
     NOW and money market accounts                        $  20,740      $  18,120      $  16,549
     Savings accounts                                         2,561          2,713          3,207
     Consumer time deposits                                  15,064         15,332         15,457
     Other deposits                                           3,613          5,802          2,936
     Foreign deposits                                         6,302          4,319          3,128
     Federal funds borrowed                                   5,459          4,637          3,043
     Security repurchase agreements                           3,327          3,887          3,846
     Borrowed funds                                           2,406          1,748          2,687
     Long-term debt and capital securities                   19,558         16,415         16,454
                                                          ---------      ---------      ---------
  Total interest bearing liabilities                         79,030         72,973         67,307
  Noninterest bearing deposits                               13,685         11,622         10,792
  Accrued interest and other liabilities                      2,756          1,524          1,311
                                                          ---------      ---------      ---------
  TOTAL LIABILITIES                                          95,471         86,119         79,410
  TOTAL STOCKHOLDERS' EQUITY                                  8,008          6,991          6,140
                                                          ---------      ---------      ---------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                $ 103,479      $  93,110      $  85,550
                                                          =========      =========      =========

MEMO:
Interest bearing core deposits                            $  38,365      $  36,165      $  35,213
Interest bearing total deposits                              48,280         46,286         41,277
Borrowed funding and long-term debt                          30,750         26,687         26,030


*     Includes loans held for sale or securitization

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
             AVERAGE BALANCES/NET INTEREST INCOME/RATES (CONTINUED)
                                ($ IN MILLIONS)

                                                                                2002
                                                          -----------------------------------------------
                                                           4TH QTR      3RD QTR      2ND QTR      1ST QTR
                                                          --------     --------     --------     --------
INTEREST

Assets
Earning Assets:
  Loans*:
     Commercial                                           $  284.2     $  301.1     $  309.5     $  317.4
     Real estate - commercial                                136.4        133.1        134.2        130.8
     Real estate - residential                               605.9        506.5        481.0        525.3
     Home equity lines of credit                              97.6         92.2         84.2         76.8
     Credit card and other unsecured lines of credit          42.1         44.3         43.5         46.0
     Other consumer                                          227.3        232.3        235.6        258.3
                                                          --------     --------     --------     --------
       Total loans                                         1,393.5      1,309.5      1,288.0      1,354.6
  Securities available for sale, at cost:
     Taxable                                                 125.0        118.5        132.3        133.5
     Tax-exempt                                               13.4         13.7         13.8         14.0
                                                          --------     --------     --------     --------
       Total securities available for sale                   138.4        132.2        146.1        147.5
  Federal funds sold, security resale agreements, and
     other investments                                         8.5          9.0          9.6          9.3
                                                          --------     --------     --------     --------
  TOTAL EARNING ASSETS                                    $1,540.4     $1,450.7     $1,443.7     $1,511.4
                                                          ========     ========     ========     ========

LIABILITIES
  Interest bearing liabilities:
     NOW and money market accounts                        $   77.3     $   78.1     $   74.2     $   71.9
     Savings accounts                                          4.4          5.1          5.6          5.8
     Consumer time deposits                                  149.5        158.8        166.1        171.1
     Other deposits                                           14.9         14.6         16.1         20.9
     Foreign deposits                                         29.6         27.3         25.5         31.5
     Federal funds borrowed                                   33.7         25.4         23.7         32.9
     Security repurchase agreements                            8.1          9.1          8.5          9.0
     Borrowed funds                                           12.0          7.1          5.0         13.3
     Long-term debt and capital securities                   129.8        146.3        148.6        149.7
                                                          --------     --------     --------     --------
  TOTAL INTEREST BEARING LIABILITIES                      $  459.3     $  471.8     $  473.3     $  506.1
                                                          ========     ========     ========     ========

Tax-Equivalent Net Interest Income                        $1,081.1     $  978.9     $  970.4     $1,005.3
                                                          ========     ========     ========     ========

MEMO:
Interest bearing core deposits                            $  231.2     $  242.0     $  245.9     $  248.8
Interest bearing total deposits                              275.7        283.9        287.5        301.2
Borrowed funding and long-term debt                          183.6        187.9        185.8        204.9

                                                                               2001
                                                          -----------------------------------------------
                                                          4TH QTR      3RD QTR      2ND QTR      1ST QTR
                                                          --------     --------     --------     --------
INTEREST

Assets
Earning Assets:
  Loans*:
     Commercial                                           $  369.0     $  456.5     $  502.9     $  562.5
     Real estate - commercial                                129.7        135.7        136.4        138.5
     Real estate - residential                               483.9        462.9        411.2        353.7
     Home equity lines of credit                              87.3         94.8        101.0        113.9
     Credit card and other unsecured lines of credit          59.5         64.3         65.1         75.4
     Other consumer                                          267.3        270.3        269.0        264.9
                                                          --------     --------     --------     --------
       Total loans                                         1,396.7      1,484.5      1,485.6      1,508.9
  Securities available for sale, at cost:
     Taxable                                                 106.6        114.9        124.9        133.6
     Tax-exempt                                               14.4         14.7         15.1         15.4
                                                          --------     --------     --------     --------
       Total securities available for sale                   121.0        129.6        140.0        149.0
  Federal funds sold, security resale agreements, and
     other investments                                         5.7          8.9          8.4          9.8
                                                          --------     --------     --------     --------
  TOTAL EARNING ASSETS                                    $1,523.4     $1,623.0     $1,634.0     $1,667.7
                                                          ========     ========     ========     ========

LIABILITIES
  Interest bearing liabilities:
     NOW and money market accounts                        $   86.9     $  117.6     $  137.3     $  160.9
     Savings accounts                                          7.0          8.7          9.6         10.7
     Consumer time deposits                                  185.2        206.3        221.0        230.8
     Other deposits                                           41.3         59.1         71.3         71.7
     Foreign deposits                                         32.2         43.6         44.5         32.0
     Federal funds borrowed                                   33.8         49.0         56.3         47.2
     Security repurchase agreements                           13.4         24.7         30.3         42.7
     Borrowed funds                                           10.8         11.8         14.1         27.3
     Long-term debt and capital securities                   160.1        196.9        214.6        265.2
                                                          --------     --------     --------     --------
  TOTAL INTEREST BEARING LIABILITIES                      $  570.7     $  717.7     $  799.0     $  888.5
                                                          ========     ========     ========     ========

Tax-Equivalent Net Interest Income                        $  952.7     $  905.3     $  835.0     $  779.2
                                                          ========     ========     ========     ========

MEMO:
Interest bearing core deposits                            $  279.1     $  332.6     $  367.9     $  402.4
Interest bearing total deposits                              352.6        435.3        483.7        506.1
Borrowed funding and long-term debt                          218.1        282.4        315.3        382.4

                                                                         YTD
                                                          ----------------------------------
                                                            2002         2001         2000
                                                          --------     --------     --------
INTEREST

Assets
Earning Assets:
  Loans*:
     Commercial                                           $1,212.2     $1,890.9     $2,194.8
     Real estate - commercial                                534.5        540.3        549.6
     Real estate - residential                             2,118.7      1,711.7      1,198.6
     Home equity lines of credit                             350.8        397.0        393.2
     Credit card and other unsecured lines of credit         175.9        264.3        338.3
     Other consumer                                          953.5      1,071.5      1,126.7
                                                          --------     --------     --------
       Total loans                                         5,345.6      5,875.7      5,801.2
  Securities available for sale, at cost:
     Taxable                                                 509.3        480.0        697.9
     Tax-exempt                                               54.9         59.6         64.4
                                                          --------     --------     --------
       Total securities available for sale                   564.2        539.6        762.3
  Federal funds sold, security resale agreements, and
     other investments                                        36.4         32.8         36.8
                                                          --------     --------     --------
  TOTAL EARNING ASSETS                                    $5,946.2     $6,448.1     $6,600.3
                                                          ========     ========     ========

LIABILITIES
  Interest bearing liabilities:
     NOW and money market accounts                        $  301.5     $  502.7     $  621.3
     Savings accounts                                         20.9         36.0         53.4
     Consumer time deposits                                  645.5        843.3        884.7
     Other deposits                                           66.5        243.4        183.9
     Foreign deposits                                        113.9        152.3        193.7
     Federal funds borrowed                                  115.7        186.3        195.5
     Security repurchase agreements                           34.7        111.1        200.4
     Borrowed funds                                           37.4         64.0        164.7
     Long-term debt and capital securities                   574.4        836.8      1,110.6
                                                          --------     --------     --------
  TOTAL INTEREST BEARING LIABILITIES                      $1,910.5     $2,975.9     $3,608.2
                                                          ========     ========     ========

Tax-Equivalent Net Interest Income                        $4,035.7     $3,472.2     $2,992.1
                                                          ========     ========     ========

MEMO:
Interest bearing core deposits                            $  967.9     $1,382.0     $1,559.4
Interest bearing total deposits                            1,148.3      1,777.7      1,937.0
Borrowed funding and long-term debt                          762.2      1,198.2      1,671.2


*     Includes loans held for sale or securitization

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
             AVERAGE BALANCES/NET INTEREST INCOME/RATES (CONTINUED)
                                ($ IN MILLIONS)

                                                                                 2002
                                                          --------------------------------------------------
                                                           4TH QTR       3RD QTR       2ND QTR       1ST QTR
                                                          --------      --------      --------      --------
RATES

ASSETS
Earning Assets:
  Loans*:
     Commercial                                               4.45%         4.80%         4.94%         4.92%
     Real estate - commercial                                 6.46          6.57          6.81          6.90
     Real estate - residential                                6.66          7.31          7.54          7.30
     Home equity lines of credit                              4.97          5.04          5.04          5.06
     Credit card and other unsecured lines of credit          8.53          9.20          9.64          9.70
     Other consumer                                           8.16          8.44          8.40          8.49
                                                          --------      --------      --------      --------
       Total loans                                            6.10          6.46          6.59          6.58
  Securities available for sale, at cost:
     Taxable                                                  5.67          6.18          6.63          6.56
     Tax-exempt                                               8.14          8.15          8.15          8.16
                                                          --------      --------      --------      --------
       Total securities available for sale                    5.84          6.33          6.75          6.69
  Federal funds sold, security resale agreements, and
     other investments                                        3.88          4.03          4.48          4.73
                                                          --------      --------      --------      --------
  TOTAL EARNING ASSETS                                        6.06          6.42          6.59          6.58
                                                          ========      ========      ========      ========

LIABILITIES
  Interest bearing liabilities:
     NOW and money market accounts                            1.37          1.47          1.48          1.50
     Savings accounts                                          .71           .80           .85           .90
     Consumer time deposits                                   4.00          4.16          4.38          4.59
     Other deposits                                           1.73          1.89          1.86          1.87
     Foreign deposits                                         1.62          1.87          1.91          1.88
     Federal funds borrowed                                   1.83          2.25          2.32          2.24
     Security repurchase agreements                           0.95          1.08          1.07          1.07
     Borrowed funds                                           1.50          1.59          1.66          1.55
     Long-term debt and capital securities                    2.44          3.06          3.07          3.25
                                                          --------      --------      --------      --------
  TOTAL INTEREST BEARING LIABILITIES                          2.14          2.46          2.54          2.57
                                                          ========      ========      ========      ========

NET INTEREST SPREAD                                           3.92          3.96          4.05          4.01
Contribution of noninterest bearing sources of funds           .34           .38           .37           .35
                                                          --------      --------      --------      --------
NET INTEREST MARGIN                                           4.26%         4.34%         4.42%         4.36%
                                                          ========      ========      ========      ========

MEMO:
Interest bearing core deposits                                2.31%         2.48%         2.60%         2.72%
Interest bearing total deposits                               2.17          2.37          2.46          2.52
Borrowed funding and long-term debt                           2.08          2.61          2.67          2.64

                                                                                 2001
                                                          --------------------------------------------------
                                                           4TH QTR       3RD QTR       2ND QTR       1ST QTR
                                                          --------      --------      --------      --------
RATES

ASSETS
Earning Assets:
  Loans*:
     Commercial                                               5.40%         6.59%         7.32%         8.44%
     Real estate - commercial                                 7.27          7.89          8.18          8.57
     Real estate - residential                                7.42          8.03          7.86          8.32
     Home equity lines of credit                              6.15          7.16          8.04          9.40
     Credit card and other unsecured lines of credit         10.72         11.60         12.21         13.62
     Other consumer                                           8.53          8.66          8.78          8.83
                                                          --------      --------      --------      --------
       Total loans                                            6.90          7.65          7.98          8.72
  Securities available for sale, at cost:
     Taxable                                                  5.59          6.08          6.23          6.13
     Tax-exempt                                               8.18          8.17          8.13          8.08
                                                          --------      --------      --------      --------
       Total securities available for sale                    5.81          6.26          6.39          6.29
  Federal funds sold, security resale agreements, and
     other investments                                        5.38          6.07          5.24          9.04
                                                          --------      --------      --------      --------
  TOTAL EARNING ASSETS                                        6.79          7.51          7.79          8.44
                                                          ========      ========      ========      ========

LIABILITIES
  Interest bearing liabilities:
     NOW and money market accounts                            1.83          2.54          3.06          3.78
     Savings accounts                                         1.06          1.29          1.41          1.53
     Consumer time deposits                                   4.93          5.36          5.74          5.95
     Other deposits                                           2.68          3.91          4.68          5.85
     Foreign deposits                                         2.22          3.56          4.21          5.44
     Federal funds borrowed                                   2.63          3.71          4.50          6.02
     Security repurchase agreements                           1.35          2.46          3.21          4.53
     Borrowed funds                                           1.65          3.56          4.43          6.12
     Long-term debt and capital securities                    3.81          4.75          5.51          6.36
                                                          --------      --------      --------      --------
  TOTAL INTEREST BEARING LIABILITIES                          2.96          3.84          4.44          5.23
                                                          ========      ========      ========      ========

NET INTEREST SPREAD                                           3.83          3.67          3.35          3.21
Contribution of noninterest bearing sources of funds           .42           .53           .63           .71
                                                          --------      --------      --------      --------
NET INTEREST MARGIN                                           4.25%         4.20%         3.98%         3.92%
                                                          ========      ========      ========      ========

MEMO:
Interest bearing core deposits                                3.05%         3.64%         4.08%         4.55%
Interest bearing total deposits                               2.90          3.66          4.17          4.75
Borrowed funding and long-term debt                           3.05          4.15          4.92          6.04

                                                                          YTD
                                                          ------------------------------------
                                                            2002          2001          2000
                                                          --------      --------      --------
RATES

ASSETS
Earning Assets:
  Loans*:
     Commercial                                               4.78%         6.93%         8.84%
     Real estate - commercial                                 6.68          7.96          8.83
     Real estate - residential                                7.15          7.85          8.31
     Home equity lines of credit                              5.02          7.61          9.35
     Credit card and other unsecured lines of credit          9.26         12.04         13.92
     Other consumer                                           8.38          8.70          8.53
                                                          --------      --------      --------
       Total loans                                            6.42          7.77          8.88
  Securities available for sale, at cost:
     Taxable                                                  6.25          6.02          6.23
     Tax-exempt                                               8.15          8.13          8.12
                                                          --------      --------      --------
       Total securities available for sale                    6.39          6.20          6.36
  Federal funds sold, security resale agreements, and
     other investments                                        4.26          6.29          7.85
                                                          --------      --------      --------
  TOTAL EARNING ASSETS                                        6.40          7.60          8.49
                                                          ========      ========      ========

LIABILITIES
  Interest bearing liabilities:
     NOW and money market accounts                            1.45          2.78          3.76
     Savings accounts                                          .82          1.33          1.67
     Consumer time deposits                                   4.28          5.50          5.72
     Other deposits                                           1.84          4.20          6.26
     Foreign deposits                                         1.81          3.53          6.19
     Federal funds borrowed                                   2.12          4.02          6.43
     Security repurchase agreements                           1.04          2.86          5.21
     Borrowed funds                                           1.55          3.66          6.13
     Long-term debt and capital securities                    2.94          5.10          6.75
                                                          --------      --------      --------
  TOTAL INTEREST BEARING LIABILITIES                          2.42          4.08          5.36
                                                          ========      ========      ========

NET INTEREST SPREAD                                           3.98          3.52          3.13
Contribution of noninterest bearing sources of funds           .36           .57           .72
                                                          --------      --------      --------
NET INTEREST MARGIN                                           4.34%         4.09%         3.85%
                                                          ========      ========      ========

MEMO:
Interest bearing core deposits                                2.52%         3.82%         4.43%
Interest bearing total deposits                               2.38          3.84          4.69
Borrowed funding and long-term debt                           2.48          4.49          6.42


*     Includes loans held for sale or securitization

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                              SECURITIZED BALANCES
                                ($ IN MILLIONS)

                                                                          2002
                                                    -----------------------------------------------
                                                     4TH QTR      3RD QTR      2ND QTR      1ST QTR
                                                    --------     --------     --------     --------
CREDIT CARD LOANS

MANAGED CREDIT CARD LOANS:
  Average balances:
     Loans held in portfolio                        $  878.8     $  846.0     $  766.6     $  761.8
     Loans held for securitization                        --           --           --        141.7
     Loans securitized                               1,450.0      1,450.0      1,450.0      1,308.3
                                                    --------     --------     --------     --------
        TOTAL AVERAGE MANAGED CREDIT CARD LOANS     $2,328.8     $2,296.0     $2,216.6     $2,211.8
                                                    ========     ========     ========     ========

  End of period balances:
     Loans held in portfolio                        $  950.0     $  839.1     $  818.6     $  711.6
     Loans held for securitization                        --           --           --           --
     Loans securitized                               1,450.0      1,450.0      1,450.0      1,450.0
                                                    --------     --------     --------     --------
        TOTAL MANAGED CREDIT CARD LOANS             $2,400.0     $2,289.1     $2,268.6     $2,161.6
                                                    ========     ========     ========     ========

AUTOMOBILE LOANS

MANAGED AUTOMOBILE LOANS*:
  Average balances:
     Loans held in portfolio                        $3,578.5     $3,446.3     $3,257.3     $3,314.9
     Loans held for securitization                        --           --           --      1,007.0
     Loans securitized                                 877.4        968.7      1,059.5         37.0
                                                    --------     --------     --------     --------
        TOTAL AVERAGE MANAGED AUTOMOBILE LOANS      $4,455.9     $4,415.0     $4,316.8     $4,358.9
                                                    ========     ========     ========     ========

  End of period balances:
     Loans held in portfolio                        $3,565.9     $3,525.3     $3,306.0     $3,216.4
     Loans held for securitization                        --           --           --           --
     Loans securitized                                 834.4        923.9      1,016.2      1,111.0
                                                    --------     --------     --------     --------
        TOTAL MANAGED AUTOMOBILE LOANS              $4,400.3     $4,449.2     $4,322.2     $4,327.4
                                                    ========     ========     ========     ========

                                                                          2001
                                                    -----------------------------------------------
                                                     4TH QTR      3RD QTR      2ND QTR      1ST QTR
                                                    --------     --------     --------     --------
CREDIT CARD LOANS

MANAGED CREDIT CARD LOANS:
  Average balances:
     Loans held in portfolio                        $1,182.1     $1,199.7     $1,177.1     $1,220.1
     Loans held for securitization                       4.0           --           --        131.3
     Loans securitized                               1,025.0      1,025.0      1,025.0        874.1
                                                    --------     --------     --------     --------
        TOTAL AVERAGE MANAGED CREDIT CARD LOANS     $2,211.1     $2,224.7     $2,202.1     $2,225.5
                                                    ========     ========     ========     ========

  End of period balances:
     Loans held in portfolio                        $  839.1     $1,188.9     $1,212.1     $1,157.8
     Loans held for securitization                     402.3           --           --           --
     Loans securitized                               1,025.0      1,025.0      1,025.0      1,025.0
                                                    --------     --------     --------     --------
        TOTAL MANAGED CREDIT CARD LOANS             $2,266.4     $2,213.9     $2,237.1     $2,182.8
                                                    ========     ========     ========     ========

AUTOMOBILE LOANS

MANAGED AUTOMOBILE LOANS*:
  Average balances:
     Loans held in portfolio                        $3,991.8     $4,415.7     $4,343.4     $4,278.1
     Loans held for securitization                     476.0           --           --           --
     Loans securitized                                    --           --           --           --
                                                    --------     --------     --------     --------
        TOTAL AVERAGE MANAGED AUTOMOBILE LOANS      $4,467.8     $4,415.7     $4,343.4     $4,278.1
                                                    ========     ========     ========     ========

  End of period balances:
     Loans held in portfolio                        $3,576.0     $4,450.0     $4,339.2     $4,280.7
     Loans held for securitization                     824.4           --           --           --
     Loans securitized                                    --           --           --           --
                                                    --------     --------     --------     --------
        TOTAL MANAGED AUTOMOBILE LOANS              $4,400.4     $4,450.0     $4,339.2     $4,280.7
                                                    ========     ========     ========     ========

                                                                   YTD
                                                    ----------------------------------
                                                      2002         2001         2000
                                                    --------     --------     --------
CREDIT CARD LOANS

MANAGED CREDIT CARD LOANS:
  Average balances:
     Loans held in portfolio                        $  813.7     $1,190.0     $1,657.1
     Loans held for securitization                      34.9         33.5          1.1
     Loans securitized                               1,415.1        992.3        474.7
                                                    --------     --------     --------
        TOTAL AVERAGE MANAGED CREDIT CARD LOANS     $2,263.7     $2,215.8     $2,132.9
                                                    ========     ========     ========

  End of period balances:
     Loans held in portfolio
     Loans held for securitization
     Loans securitized

        TOTAL MANAGED CREDIT CARD LOANS


AUTOMOBILE LOANS

MANAGED AUTOMOBILE LOANS*:
  Average balances:
     Loans held in portfolio                        $3,407.0     $4,257.0
     Loans held for securitization                     248.4        119.9
     Loans securitized                                 738.6           --
                                                    --------     --------
        TOTAL AVERAGE MANAGED AUTOMOBILE LOANS      $4,394.0     $4,376.9
                                                    ========     ========

  End of period balances:
     Loans held in portfolio
     Loans held for securitization
     Loans securitized

        TOTAL MANAGED AUTOMOBILE LOANS


*     Represents managed portfolio of indirect prime automobile loans

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                                STOCKHOLDER DATA
                     ($ IN MILLIONS, EXCEPT PER SHARE DATA)

                                                                               2002
                                                ------------------------------------------------------------------
                                                  4TH QTR           3RD QTR           2ND QTR           1ST QTR
                                                ------------      ------------      ------------      ------------
Per common share:
  Basic net income                              $        .62      $        .61      $        .65      $        .73
  Diluted net income                                     .62               .61               .63               .73
  Trailing four quarters basic net income               2.61              2.56              2.54              2.47
  Trailing four quarters diluted net income             2.59              2.54              2.51              2.45
  Dividend declared                                     .305              .305              .295              .295
  Dividend paid                                         .305              .305              .295              .295
Dividend payout ratio*                                 49.19%            50.00%            46.83%            40.41%
Dividend yield (annualized)**                           4.47              4.28              3.55              3.84
P/E ratio***                                           10.55 x           11.23 x           13.25 x           12.56 x

Common dividends declared                       $      186.7      $      186.5      $      179.6      $      179.2
Preferred dividends declared                              --                --                --                --

Common dividends paid                           $      186.7      $      186.5      $      179.6      $      179.2
Preferred dividends paid                                  --                --                --                --

Shares outstanding****:
  Average basic                                      611,896           611,639           609,336           607,815
  Average diluted                                    615,972           617,850           616,793           614,042
  Ending common                                      611,491           612,180           610,479           608,395

Common stock price:
  High                                          $      29.82      $      33.49      $      33.75      $      31.16
  Low                                                  24.60             25.58             29.60             26.31
  Close                                                27.32             28.53             33.25             30.76

Book value per common share                     $      13.59      $      13.32      $      13.02      $      12.61
Tangible book value per common share                   11.70             11.43             11.12             10.70
Other comprehensive income per share                     .11               .14               .15               .12

Market to book value                                   201.0%            214.2%            255.4%            243.9%

Market capitalization of common stock           $     16,706      $     17,465      $     20,298      $     18,714

                                                                               2001
                                                ------------------------------------------------------------------
                                                  4TH QTR           3RD QTR           2ND QTR           1ST QTR
                                                ------------      ------------      ------------      ------------
Per common share:
  Basic net income                              $        .57      $        .59      $        .58      $        .56
  Diluted net income                                     .57               .58               .57               .55
  Trailing four quarters basic net income               2.30              2.23              2.19              2.17
  Trailing four quarters diluted net income             2.27              2.20              2.16              2.15
  Dividend declared                                     .295              .295              .285              .285
  Dividend paid                                         .295              .295              .285              .285
Dividend payout ratio*                                 51.75%            50.86%            50.00%            51.82%
Dividend yield (annualized)**                           4.04              3.94              3.70              4.26
P/E ratio***                                           12.88 x           13.61 x           14.25 x           12.44 x

Common dividends declared                       $      179.0      $      178.4      $      171.3      $      171.1
Preferred dividends declared                              --                .1                .4                .5

Common dividends paid                           $      179.7      $      177.7      $      171.3      $      171.1
Preferred dividends paid                                  .2                .4                .4                .5

Shares outstanding****:
  Average basic                                      606,940           605,005           601,529           600,889
  Average diluted                                    612,984           613,829           610,782           610,100
  Ending common                                      607,355           606,005           603,093           600,750

Common stock price:
  High                                          $      30.30      $      32.70      $      30.86      $      30.31
  Low                                                  26.15             26.00             25.56             23.69
  Close                                                29.24             29.95             30.78             26.75

Book value per common share                     $      12.15      $      11.87      $      11.52      $      11.19
Tangible book value per common share                   10.23              9.91              9.52              9.23
Other comprehensive income per share                     .12               .11               .08               .05

Market to book value                                   240.7%            252.3%            267.2%            239.1%

Market capitalization of common stock           $     17,759      $     18,150      $     18,563      $     16,070

                                                                      YTD
                                                ------------------------------------------------
                                                    2002              2001              2000
                                                ------------      ------------      ------------
Per common share:
  Basic net income                              $       2.61      $       2.30      $       2.14
  Diluted net income                                    2.59              2.27              2.13
  Trailing four quarters basic net income
  Trailing four quarters diluted net income
  Dividend declared                                     1.20              1.16              .855
  Dividend paid                                         1.20              1.16              1.14
Dividend payout ratio*                                 46.33%            51.10%            40.14%
Dividend yield (annualized)**
P/E ratio***

Common dividends declared                       $      732.0      $      699.8      $      519.6
Preferred dividends declared                              --               1.0               1.3

Common dividends paid                           $      732.0      $      699.8      $      692.3
Preferred dividends paid                                  --               1.5               1.8

Shares outstanding****:
  Average basic                                      610,187           603,611           607,379
  Average diluted                                    616,174           611,937           612,625
  Ending common

Common stock price:
  High                                          $      33.75      $      32.70      $      29.75
  Low                                                  24.60             23.69             16.00
  Close

Book value per common share
Tangible book value per common share
Other comprehensive income per share

Market to book value

Market capitalization of common stock


*     Dividend declared divided by diluted net income per common share

**    Dividend declared (annualized) divided by quarter-end stock price

*** Quarter-end stock price divided by trailing-four-quarters diluted net income per common share

****  In thousands

                                    UNAUDITED
                            NATIONAL CITY CORPORATION
                           CAPITALIZATION (PERIOD END)
                     ($ IN MILLIONS, EXCEPT PER SHARE DATA)


                                                                         2002
                                              -----------------------------------------------------------
                                                4TH QTR         3RD QTR         2ND QTR         1ST QTR
                                              -----------     -----------     -----------     -----------
LONG-TERM DEBT AND BORROWED FUNDS
Long-Term Debt:
Total parent company debt                     $   2,005.1     $   2,005.1     $   1,922.7     $   1,959.8
Subsidiary debt:
  Subordinated debt                               1,796.1         1,782.1         1,701.3         1,631.0
  Senior bank notes                              14,998.1        13,480.3        11,553.9        12,170.0
  Capital securities                                180.0           180.0           180.0           180.0
  FHLB advances and other                         3,751.0         3,750.6         3,746.6         3,749.7
                                              -----------     -----------     -----------     -----------
    Total subsidiary debt                        20,725.2        19,193.0        17,181.8        17,730.7
                                              -----------     -----------     -----------     -----------
  TOTAL LONG-TERM DEBT                        $  22,730.3     $  21,198.1     $  19,104.5     $  19,690.5
                                              ===========     ===========     ===========     ===========

BORROWED FUNDS:
U.S. Treasury demand notes                    $   8,881.9     $   8,364.0     $   6,285.5     $     577.8
Commercial paper and other                        1,052.0         1,438.4           373.8           531.6
Short-term senior bank notes                      1,560.0              --              --              --
                                              -----------     -----------     -----------     -----------
  TOTAL BORROWED FUNDS                        $  11,493.9     $   9,802.4     $   6,659.3     $   1,109.4
                                              ===========     ===========     ===========     ===========

STOCKHOLDERS' EQUITY
Preferred                                              --              --     $        .7     $        .7
Common                                        $   8,308.0     $   8,156.9         7,947.1         7,671.5
                                              -----------     -----------     -----------     -----------
  TOTAL STOCKHOLDERS' EQUITY                  $   8,308.0     $   8,156.9     $   7,947.8     $   7,672.2
                                              ===========     ===========     ===========     ===========

ACCUMULATED OTHER COMPREHENSIVE INCOME,
  NET OF TAX:
SFAS 115 unrealized gain (loss), net          $     223.1     $     220.9     $     173.2     $      82.8
SFAS 133 unrealized loss, net                      (155.9)         (133.1)          (82.8)          (12.7)
                                              -----------     -----------     -----------     -----------
  TOTAL ACCUMULATED OTHER COMPREHENSIVE
    INCOME, NET OF TAX                        $      67.2     $      87.8     $      90.4     $      70.1
                                              ===========     ===========     ===========     ===========

RISK-BASED CAPITAL*
Tier 1 capital                                $   7,267.7     $   7,081.5     $   6,812.4     $   6,546.2
Total risk-based capital                         11,001.2        10,795.9        10,519.1        10,323.9
Risk-weighted assets                             95,915.9        90,966.8        85,966.8        85,409.3

Tier 1 capital ratio                                 7.58%           7.78%           7.92%           7.66%
Total risk-based capital ratio                      11.47           11.87           12.24           12.09
Leverage ratio                                       6.52            7.09            7.05            6.49

COMMON STOCK REPURCHASE ACTIVITY
Number of common shares repurchased                   1.3              --              --              --
Average price of repurchased common shares    $     25.73              --              --              --
Total cost                                          32.53              --              --              --
Common shares remaining under authorization          14.3            15.6            15.6            15.6

SELECTED RATIOS AND OTHER
Long-term debt to equity                           273.60%         259.88%         240.37%         256.65%
Long-term debt to total capitalization              73.23           72.21           70.62           71.96
Equity to assets                                     7.03            7.46            8.02            7.67
Common equity to assets                              7.03            7.46            8.02            7.67
Tangible equity to assets**                          6.11            6.47            6.93            6.58
Tangible common equity to assets**                   6.11            6.47            6.93            6.58

Minority interest***                          $      70.2     $      68.3     $      65.2     $      62.2

                                                                         2001
                                              -----------------------------------------------------------
                                                4TH QTR         3RD QTR         2ND QTR         1ST QTR
                                              -----------     -----------     -----------     -----------
LONG-TERM DEBT AND BORROWED FUNDS
Long-Term Debt:
Total parent company debt                     $   1,968.7     $   2,008.7     $   1,948.3     $   1,962.7
Subsidiary debt:
  Subordinated debt                               1,654.8         1,189.3         1,141.8         1,148.9
  Senior bank notes                               9,761.7         9,553.7         9,480.8         8,981.2
  Capital securities                                180.0           180.0           180.0           180.0
  FHLB advances and other                         3,751.0         3,751.1         3,742.8         3,236.7
                                              -----------     -----------     -----------     -----------
    Total subsidiary debt                        15,347.5        14,674.1        14,545.4        13,546.8
                                              -----------     -----------     -----------     -----------
  TOTAL LONG-TERM DEBT                        $  17,316.2     $  16,682.8     $  16,493.7     $  15,509.5
                                              ===========     ===========     ===========     ===========

BORROWED FUNDS:
U.S. Treasury demand notes                    $   8,190.6     $   1,065.6         2,872.1     $     792.8
Commercial paper and other                          388.1           470.2           613.8           851.5
Short-term senior bank notes                           --              --              --              --
                                              -----------     -----------     -----------     -----------
  TOTAL BORROWED FUNDS                        $   8,578.7     $   1,535.8     $   3,485.9     $   1,644.3
                                              ===========     ===========     ===========     ===========

STOCKHOLDERS' EQUITY
Preferred                                     $        .7     $       7.6     $      29.5     $      30.0
Common                                            7,380.5         7,194.5         6,950.4         6,724.0
                                              -----------     -----------     -----------     -----------
  TOTAL STOCKHOLDERS' EQUITY                  $   7,381.2     $   7,202.1     $   6,979.9     $   6,754.0
                                              ===========     ===========     ===========     ===========

ACCUMULATED OTHER COMPREHENSIVE INCOME,
  NET OF TAX:
SFAS 115 unrealized gain (loss), net          $     105.7     $     173.2     $     100.7     $      84.6
SFAS 133 unrealized loss, net                       (33.4)         (106.8)          (52.2)          (52.1)
                                              -----------     -----------     -----------     -----------
  TOTAL ACCUMULATED OTHER COMPREHENSIVE
    INCOME, NET OF TAX                        $      72.3     $      66.4     $      48.5     $      32.5
                                              ===========     ===========     ===========     ===========

RISK-BASED CAPITAL*
Tier 1 capital                                $   6,268.7     $   6,100.2     $   5,855.1     $   5,686.2
Total risk-based capital                         10,135.4         9,470.5         9,264.4         9,160.7
Risk-weighted assets                             89,653.5        84,063.0        82,957.2        80,087.0

Tier 1 capital ratio                                 6.99%           7.26%           7.06%           7.10%
Total risk-based capital ratio                      11.31           11.27           11.17           11.44
Leverage ratio                                       6.45            6.55            6.46            6.59

COMMON STOCK REPURCHASE ACTIVITY
Number of common shares repurchased                    --              --              --             9.3
Average price of repurchased common shares             --              --              --     $     17.84
Total cost                                             --              --              --          166.20
Common shares remaining under authorization          15.6            15.6            15.6            15.6

SELECTED RATIOS AND OTHER
Long-term debt to equity                           234.60%         231.64%         236.30%         229.63%
Long-term debt to total capitalization              70.11           69.85           70.26           69.66
Equity to assets                                     6.98            7.49            7.39            7.44
Common equity to assets                              6.98            7.48            7.36            7.40
Tangible equity to assets**                          5.94            6.33            6.19            6.22
Tangible common equity to assets**                   5.94            6.32            6.16            6.19

Minority interest***                          $      58.3     $      53.0     $      48.4     $      50.7

                                                                        2000
                                              ----------------------------------------------------------
                                                4TH QTR        3RD QTR         2ND QTR          1ST QTR
                                              -----------    -----------     -----------     -----------
LONG-TERM DEBT AND BORROWED FUNDS
Long-Term Debt:
Total parent company debt                     $   1,960.5    $   1,960.9     $   1,960.5     $   2,060.3
Subsidiary debt:
  Subordinated debt                               1,118.8        1,118.6         1,118.4         1,119.2
  Senior bank notes                              11,654.3        9,495.0        10,140.8        10,790.6
  Capital securities                                180.0          180.0           180.0           180.0
  FHLB advances and other                         3,231.2        2,881.1         2,757.2         2,833.0
                                              -----------    -----------     -----------     -----------
    Total subsidiary debt                        16,184.3       13,674.7        14,196.4        14,922.8
                                              -----------    -----------     -----------     -----------
  TOTAL LONG-TERM DEBT                        $  18,144.8    $  15,635.6     $  16,156.9     $  16,983.1
                                              ===========    ===========     ===========     ===========

BORROWED FUNDS:
U.S. Treasury demand notes                    $     413.9    $   1,583.2     $   6,168.4     $   4,304.1
Commercial paper and other                          489.8          700.1           806.4         1,236.7
Short-term senior bank notes                           --             --              --              --
                                              -----------    -----------     -----------     -----------
  TOTAL BORROWED FUNDS                        $     903.7    $   2,283.3     $   6,974.8     $   5,540.8
                                              ===========    ===========     ===========     ===========

STOCKHOLDERS' EQUITY
Preferred                                     $      30.0    $      30.0     $      30.0     $      30.0
Common                                            6,739.8        6,437.4         6,103.5         5,887.6
                                              -----------    -----------     -----------     -----------
  TOTAL STOCKHOLDERS' EQUITY                  $   6,769.8    $   6,467.4     $   6,133.5     $   5,917.6
                                              ===========    ===========     ===========     ===========

ACCUMULATED OTHER COMPREHENSIVE INCOME,
  NET OF TAX:
SFAS 115 unrealized gain (loss), net          $      60.6    ($     96.9)    ($    258.3)    ($    286.6)
SFAS 133 unrealized loss, net                          --             --              --              --
                                              -----------    -----------     -----------     -----------
  TOTAL ACCUMULATED OTHER COMPREHENSIVE
    INCOME, NET OF TAX                        $      60.6    ($     96.9)    ($    258.3)    ($    286.6)
                                              ===========    ===========     ===========     ===========

RISK-BASED CAPITAL*
Tier 1 capital                                $   5,636.5    $   5,554.7     $   5,357.6     $   5,147.4
Total risk-based capital                          9,191.1        9,157.7         8,977.0         8,645.5
Risk-weighted assets                             80,274.9       76,208.6        75,250.1        73,892.2

Tier 1 capital ratio                                 7.02%          7.29%           7.12%           6.97%
Total risk-based capital ratio                      11.45          12.03           11.93           11.70
Leverage ratio                                       6.70           6.67            6.23            6.05

COMMON STOCK REPURCHASE ACTIVITY
Number of common shares repurchased                    .1             .2              --             2.2
Average price of repurchased common shares    $     21.02    $     20.60              --     $     21.93
Total cost                                           2.20           5.10              --           47.10
Common shares remaining under authorization          24.9           25.0            25.2            25.2

SELECTED RATIOS AND OTHER
Long-term debt to equity                           268.03%        241.76%         263.42%         286.99%
Long-term debt to total capitalization              72.83          70.74           72.48           74.16
Equity to assets                                     7.65           7.60            7.25            6.81
Common equity to assets                              7.61           7.57            7.21            6.78
Tangible equity to assets**                          6.38           6.24            5.84            5.41
Tangible common equity to assets**                   6.34           6.20            5.81            5.38

Minority interest***                          $      46.6    $      44.6     $      42.8     $      41.2

*     Fourth quarter 2002 risk-based capital is based upon preliminary data

**    Excludes goodwill and other intangible assets

***   Included in other liabilities on the consolidated balance sheet

                                    UNAUDITED
                            NATIONAL CITY CORPORATION
                               NONINTEREST INCOME
                                 ($ IN MILLIONS)

                                                                                         2002
                                                                   ------------------------------------------------
                                                                    4TH QTR      3RD QTR      2ND QTR      1ST QTR
                                                                   ---------    ---------    ---------    ---------
Mortgage banking revenue                                           $   206.7    $   178.0    $   247.5    $   195.2
Deposit service charges                                                136.8        132.2        125.8        118.8
Payment processing revenue                                             116.9        113.6        111.7        108.8
Trust and investment management fees                                    70.8         73.9         85.1         77.6
Card-related fees                                                       45.8         47.2         31.9         32.1
Other service fees                                                      26.0         23.6         30.7         21.6
Brokerage revenue                                                       25.8         24.9         30.8         27.1
Ineffective hedge and other derivative gains, net*                      12.6         (1.2)         1.7         10.9
Principal investment gains (losses), net                                (1.9)       (17.2)        (1.9)        (1.9)
Student loan sale gains (losses), net                                     .3          1.3         10.3           .3
Demutualization gains on insurance company holdings                       --           --           --           --
Initial gains from the securitization of credit card receivables          --           --           --         24.8
Initial gain from the securitization of automobile receivables            --           --           --         25.3
Consideration from the sale of NAMCO preferred shares                     --           --          5.1           --
All other                                                               50.3         44.3         50.6         50.3
                                                                   ---------    ---------    ---------    ---------
  TOTAL FEES AND OTHER INCOME                                          690.1        620.6        729.3        690.9
Bank stock fund                                                        (15.5)          --         41.6         48.4
Other securities                                                        (1.1)          .2          2.4          5.1
                                                                   ---------    ---------    ---------    ---------
  TOTAL SECURITIES GAINS (LOSSES), NET                                 (16.6)          .2         44.0         53.5
                                                                   ---------    ---------    ---------    ---------
    TOTAL NONINTEREST INCOME                                       $   673.5    $   620.8    $   773.3    $   744.4
                                                                   =========    =========    =========    =========

                                                                                         2001
                                                                   ------------------------------------------------
                                                                    4TH QTR      3RD QTR      2ND QTR      1ST QTR
                                                                   ---------    ---------    ---------    ---------
Mortgage banking revenue                                           $   160.2    $   125.8    $   114.9    $   124.4
Deposit service charges                                                122.7        117.3        117.5        111.8
Payment processing revenue                                             122.2        120.3        115.7        106.4
Trust and investment management fees                                    72.5         79.4         86.0         81.9
Card-related fees                                                       43.6         42.7         38.5         44.7
Other service fees                                                      26.6         36.6         25.8         26.2
Brokerage revenue                                                       28.1         22.3         23.7         23.4
Ineffective hedge and other derivative gains, net*                      14.6          4.8          8.8          8.6
Principal investment gains (losses), net                                (3.8)        (5.8)         7.3           .4
Student loan sale gains (losses), net                                   (1.3)         5.0           .3          1.3
Demutualization gains on insurance company holdings                     20.0           --           --           --
Initial gains from the securitization of credit card receivables          --           --           --         20.6
Initial gain from the securitization of automobile receivables            --           --           --           --
Consideration from the sale of NAMCO preferred shares                     --           --         88.8           --
All other                                                               49.9         48.8         54.7         48.8
                                                                   ---------    ---------    ---------    ---------
  TOTAL FEES AND OTHER INCOME                                          655.3        597.2        682.0        598.5
Bank stock fund                                                           --         21.1         17.4         84.9
Other securities                                                        18.5           .1         (0.4)         3.2
                                                                   ---------    ---------    ---------    ---------
  TOTAL SECURITIES GAINS (LOSSES), NET                                  18.5         21.2         17.0         88.1
                                                                   ---------    ---------    ---------    ---------
    TOTAL NONINTEREST INCOME                                       $   673.8    $   618.4    $   699.0    $   686.6
                                                                   =========    =========    =========    =========

                                                                                   YTD
                                                                   -----------------------------------
                                                                     2002         2001         2000
                                                                   ---------    ---------    ---------
Mortgage banking revenue                                           $   827.4    $   525.3    $   479.0
Deposit service charges                                                513.6        469.3        442.8
Payment processing revenue                                             451.0        464.6        439.4
Trust and investment management fees                                   307.4        319.8        334.6
Card-related fees                                                      157.0        169.5        161.0
Other service fees                                                     101.9        115.2        103.5
Brokerage revenue                                                      108.6         97.5         98.2
Ineffective hedge and other derivative gains, net*                      24.0         36.8         18.2
Principal investment gains (losses), net                               (22.9)        (1.9)        37.1
Student loan sale gains (losses), net                                   12.2          5.3         76.0
Demutualization gains on insurance company holdings                       --         20.0          6.5
Initial gains from the securitization of credit card receivables        24.8         20.6         27.2
Initial gain from the securitization of automobile receivables          25.3           --           --
Consideration from the sale of NAMCO preferred shares                    5.1         88.8           --
All other                                                              195.5        202.2        203.9
                                                                   ---------    ---------    ---------
  TOTAL FEES AND OTHER INCOME                                        2,730.9      2,533.0      2,427.4
Bank stock fund                                                         74.5        123.4        112.8
Other securities                                                         6.6         21.4        (55.9)
                                                                   ---------    ---------    ---------
  TOTAL SECURITIES GAINS (LOSSES), NET                                  81.1        144.8         56.9
                                                                   ---------    ---------    ---------
    TOTAL NONINTEREST INCOME                                       $ 2,812.0    $ 2,677.8    $ 2,484.3
                                                                   =========    =========    =========


* Ineffective hedge and other derivative gains and losses related to mortgage banking activities are included in mortgage banking revenue

                               NONINTEREST EXPENSE
                                 ($ IN MILLIONS)

                                                                         2002
                                                    ---------------------------------------------
                                                     4TH QTR     3RD QTR     2ND QTR     1ST QTR
                                                    ---------   ---------   ---------   ---------
Salaries, benefits, and other personnel             $   527.3   $   448.5   $   445.4   $   444.3
Equipment                                                65.1        56.7        61.3        62.3
Net occupancy                                            58.8        56.1        55.3        54.8
Third-party services                                     71.2        54.6        59.7        53.6
Card processing                                          54.0        51.0        52.1        53.8
Goodwill and other intangible asset amortization*         5.4         5.4         5.2         5.2
Telecommunications                                       20.9        21.2        22.1        21.4
Marketing and public relations                           19.1        25.5        75.4        26.1
Postage                                                  19.1        18.7        17.4        18.8
Travel and entertainment                                 18.2        14.3        14.6        14.1
Supplies                                                 15.4        13.0        12.6        12.7
State and local taxes                                    14.6        15.3        14.4        17.2
FDIC assessments                                          2.3         2.4         2.5         2.4
OREO expense, net                                         8.4         5.1         6.0         4.8
Automobile lease residual value write-downs                --          --        37.7        13.2
Impairment, fraud, and other losses, net                 40.7        22.7        52.6        20.3
Loss on commercial paper conduit consolidation             --        15.9          --          --
Losses associated with exiting Loan Zone
  and auto lease businesses                                --          --          --          --
All other                                                70.1        43.8        39.6        49.9
                                                    ---------   ---------   ---------   ---------
  TOTAL NONINTEREST EXPENSE                         $ 1,010.6   $   870.2   $   973.9   $   874.9
                                                    =========   =========   =========   =========

                                                                         2001
                                                    ---------------------------------------------
                                                     4TH QTR     3RD QTR     2ND QTR     1ST QTR
                                                    ---------   ---------   ---------   ---------
Salaries, benefits, and other personnel             $   448.9   $   418.2   $   432.8   $   410.4
Equipment                                                64.7        53.6        60.7        60.0
Net occupancy                                            53.6        52.2        53.5        53.5
Third-party services                                     60.3        49.9        50.0        43.6
Card processing                                          57.5        50.3        47.6        43.5
Goodwill and other intangible asset amortization*        21.6        21.9        21.0        21.1
Telecommunications                                       21.1        21.3        20.9        21.3
Marketing and public relations                            7.1        23.6        24.1        16.5
Postage                                                  18.2        17.1        18.9        18.5
Travel and entertainment                                 15.9        14.1        14.0        13.6
Supplies                                                 15.6        13.5        13.8        12.7
State and local taxes                                    12.4        13.0        13.6        13.4
FDIC assessments                                          2.5         2.5         2.4         2.4
OREO expense, net                                         4.3         2.0         1.4          .7
Automobile lease residual value write-downs              13.4         2.4        18.1        33.5
Impairment, fraud, and other losses, net                 23.5        25.0        21.5         9.9
Loss on commercial paper conduit consolidation             --          --          --          --
Losses associated with exiting Loan Zone
  and auto lease businesses                                --          --          --          --
All other                                                43.7        34.9        25.8        30.4
                                                    ---------   ---------   ---------   ---------
  TOTAL NONINTEREST EXPENSE                         $   884.3   $   815.5   $   840.1   $   805.0
                                                    =========   =========   =========   =========

                                                                  YTD
                                                    ---------------------------------
                                                      2002        2001        2000
                                                    ---------   ---------   ---------
Salaries, benefits, and other personnel             $ 1,865.5   $ 1,710.3   $ 1,627.3
Equipment                                               245.4       239.0       229.5
Net occupancy                                           225.0       212.8       209.2
Third-party services                                    239.1       203.8       197.5
Card processing                                         210.9       198.9       167.7
Goodwill and other intangible asset amortization*        21.2        85.6        88.0
Telecommunications                                       85.6        84.6        81.3
Marketing and public relations                          146.1        71.3        83.7
Postage                                                  74.0        72.7        71.6
Travel and entertainment                                 61.2        57.6        59.5
Supplies                                                 53.7        55.6        49.8
State and local taxes                                    61.5        52.4        39.1
FDIC assessments                                          9.6         9.8         9.7
OREO expense, net                                        24.3         8.4          .5
Automobile lease residual value write-downs              50.9        67.4        41.0
Impairment, fraud, and other losses, net                136.3        79.9        95.7
Loss on commercial paper conduit consolidation           15.9          --          --
Losses associated with exiting Loan Zone
  and auto lease businesses                                --          --        18.0
All other                                               203.4       134.8       114.8
                                                    ---------   ---------   ---------
  TOTAL NONINTEREST EXPENSE                         $ 3,729.6   $ 3,344.9   $ 3,183.9
                                                    =========   =========   =========


* On January 1, 2002, the Corporation adopted Statement of Financial Accounting Standards No. 142, Goodwill and Other Intangible Assets, which requires goodwill to no longer be ratably amortized into the income statement

                                    UNAUDITED
                            NATIONAL CITY CORPORATION
                 SALARIES, BENEFITS, AND OTHER PERSONNEL EXPENSE
                                 ($ IN MILLIONS)


                                                                 2002
                                           ------------------------------------------------
                                            4TH QTR      3RD QTR      2ND QTR      1ST QTR
                                           ---------    ---------    ---------    ---------
Salaries and wages                         $   301.2    $   293.8    $   289.8    $   289.2
Incentive compensation                         233.9        167.3        132.2        116.9
Payroll taxes                                   29.4         27.8         29.9         37.6
Contract labor                                  25.0         16.3         14.6         16.4
Deferred personnel costs                      (124.6)       (98.2)       (66.1)       (71.7)
Medical and other benefits                      37.2         39.4         39.7         38.6
Defined contribution plans                      14.5         14.0         13.4         20.1
Defined benefit pension plan                   (12.4)       (14.8)       (14.8)       (14.8)
Market valuation adjustments on deferred
  compensation liabilities                       5.6        (15.0)        (5.1)         3.0
Other                                           17.5         17.9         11.8          9.0
                                           ---------    ---------    ---------    ---------

TOTAL SALARIES, BENEFITS, AND OTHER
   PERSONNEL EXPENSE                       $   527.3    $   448.5    $   445.4    $   444.3
                                           =========    =========    =========    =========

                                                                 2001                                   YTD
                                           ------------------------------------------------    ----------------------
                                            4TH QTR      3RD QTR      2ND QTR      1ST QTR        2002         2001
                                           ---------    ---------    ---------    ---------    ---------    ---------
Salaries and wages                         $   287.5    $   288.0    $   284.3    $   274.7    $ 1,174.0    $ 1,134.5
Incentive compensation                         164.1        130.5        122.8         94.2        650.3        511.6
Payroll taxes                                   27.8         29.6         28.7         35.5        124.7        121.6
Contract labor                                  24.1         17.6         11.7          6.8         72.3         60.2
Deferred personnel costs                      (101.8)       (75.2)       (73.4)       (36.0)      (360.6)      (286.4)
Medical and other benefits                      34.1         38.0         37.6         37.5        154.9        147.2
Defined contribution plans                      12.7         12.8         15.7         14.4         62.0         55.6
Defined benefit pension plan                   (15.5)       (16.7)       (16.7)       (16.7)       (56.8)       (65.6)
Market valuation adjustments on deferred
  compensation liabilities                       3.9        (12.4)        10.0         (3.2)       (11.5)        (1.7)
Other                                           12.0          6.0         12.1          3.2         56.2         33.3
                                           ---------    ---------    ---------    ---------    ---------    ---------

TOTAL SALARIES, BENEFITS, AND OTHER
   PERSONNEL EXPENSE                       $   448.9    $   418.2    $   432.8    $   410.4    $ 1,865.5    $ 1,710.3
                                           =========    =========    =========    =========    =========    =========


               FULL-TIME EQUIVALENT EMPLOYEES BY LINE OF BUSINESS*


                                                                    2002                                    2001
                                                   -------------------------------------   -------------------------------------
                                                   4TH QTR   3RD QTR   2ND QTR   1ST QTR   4TH QTR   3RD QTR   2ND QTR   1ST QTR
                                                   -------   -------   -------   -------   -------   -------   -------   -------
LINE OF BUSINESS STAFF:
  Consumer and Small Business Financial Services    11,479    11,418    11,592    11,669    11,772    11,699    11,916    11,797
  Wholesale Banking                                  2,068     2,085     2,135     2,120     2,131     2,148     2,192     2,159
  National Consumer Finance                          9,045     8,359     8,022     7,791     7,552     6,947     6,768     6,469
  Asset Management                                   1,938     1,956     1,987     2,006     2,094     2,135     2,163     2,214
  National Processing                                1,791     1,795     1,859     1,882     2,154     2,361     6,429     6,652

CORPORATE SUPPORT STAFF**                            6,410     6,486     6,563     6,608     6,657     6,643     6,685     6,708
                                                   -------   -------   -------   -------   -------   -------   -------   -------

  TOTAL EMPLOYEES                                   32,731    32,099    32,158    32,076    32,360    31,933    36,153    35,999
                                                   =======   =======   =======   =======   =======   =======   =======   =======

                                                                    2000
                                                   -------------------------------------
                                                   4TH QTR   3RD QTR   2ND QTR   1ST QTR
                                                   -------   -------   -------   -------
LINE OF BUSINESS STAFF:
  Consumer and Small Business Financial Services    11,983    12,059    12,565    12,498
  Wholesale Banking                                  2,184     2,180     2,162     2,142
  National Consumer Finance                          6,119     6,184     6,342     6,357
  Asset Management                                   2,247     2,236     2,240     2,257
  National Processing                                6,888     7,383     7,654     7,501

CORPORATE SUPPORT STAFF**                            6,676     6,724     6,741     6,703
                                                   -------   -------   -------   -------

  TOTAL EMPLOYEES                                   36,097    36,766    37,704    37,458
                                                   =======   =======   =======   =======

*     Represents period-end, active, full-time equivalent employees

** Personnel expense associated with corporate staff are allocated to the lines of business either directly based on usage or indirectly as part of the general overhead allocation process

                                    UNAUDITED
                            NATIONAL CITY CORPORATION
                            CREDIT QUALITY STATISTICS
                                 ($ IN MILLIONS)



                                                                          2002
                                                    ------------------------------------------------
                                                     4TH QTR      3RD QTR      2ND QTR      1ST QTR
                                                    ---------    ---------    ---------    ---------
LOAN LOSS ALLOWANCE
Beginning loan loss allowance                       $ 1,079.8    $ 1,030.5    $ 1,000.0    $   997.3
Provision                                               158.6        169.2        165.5        188.6
Allowance related to loans acquired (sold or
   securitized)                                            --           --           --         (4.5)
Charge-offs:
  Commercial                                             74.8         66.6         72.0        106.0
  Real estate - commercial                                4.8          5.7          8.2          2.3
  Real estate - residential                              25.8         17.1         19.6         23.8
  Home equity lines of credit                             6.8          4.8          4.8          4.7
  Credit card and other unsecured lines of credit        21.9         19.9         19.0         22.6
  Other consumer                                         41.3         36.2         38.7         54.7
                                                    ---------    ---------    ---------    ---------
Total charge-offs                                       175.4        150.3        162.3        214.1
                                                    ---------    ---------    ---------    ---------

Recoveries:
  Commercial                                             12.6          7.8          4.3          7.6
  Real estate - commercial                                1.4          2.0          1.1           .7
  Real estate - residential                               5.1          1.2          1.1           .8
  Home equity lines of credit                             1.6           .8          1.2          1.0
  Credit card and other unsecured lines of credit         2.0          2.2          1.6          2.6
  Other consumer                                         12.9         16.4         18.0         20.0
                                                    ---------    ---------    ---------    ---------
Total recoveries                                         35.6         30.4         27.3         32.7
                                                    ---------    ---------    ---------    ---------

Net charge-offs                                         139.8        119.9        135.0        181.4
                                                    ---------    ---------    ---------    ---------
Ending loan loss allowance                          $ 1,098.6    $ 1,079.8    $ 1,030.5    $ 1,000.0
                                                    =========    =========    =========    =========

MEMO:
Net charge-offs on:
  Securitized credit cards                          $    19.4    $    18.4    $    18.3    $    17.7
  Managed credit cards                                   33.4         29.6         29.3         31.7
  Securitized automobile loans                            2.6          1.6           .7           --
  Managed automobile loans*                              13.2          8.9          8.1         14.5

NET CHARGE-OFFS AS A
% OF AVERAGE LOANS (annualized)
Commercial                                                .97%         .94%        1.08%        1.53%
Real estate - commercial                                  .16          .18          .37          .09
Real estate - residential                                 .49          .40          .49          .62
Home equity lines of credit                               .27          .21          .21          .25
Credit card and other unused lines of credit             4.04         3.65         3.87         4.56
Other consumer                                           1.02          .72          .74         1.24
                                                    ---------    ---------    ---------    ---------
  TOTAL NET CHARGE-OFFS                                   .78%         .69%         .80%        1.08%
                                                    =========    =========    =========    =========

MEMO:
Securitized credit cards                                 5.32%        5.00%        5.07%        5.49%
Managed credit cards                                     5.69%        5.12%        5.30%        5.81%
Securitized automobile loans                             1.17%         .66%         .27%          --
Managed automobile loans*                                1.18%         .81%         .74%        1.34%

                                                                            2001
                                                    --------------------------------------------------
                                                     4TH QTR       3RD QTR       2ND QTR      1ST QTR
                                                    ---------     ---------     ---------    ---------
LOAN LOSS ALLOWANCE
Beginning loan loss allowance                       $ 1,008.4     $   989.9     $   929.7    $   928.6
Provision                                               209.0         160.0         152.9         83.4
Allowance related to loans acquired (sold or
   securitized)                                         (72.5)         (2.4)           --           .9
Charge-offs:
  Commercial                                             61.1          71.8          38.2         28.7
  Real estate - commercial                                3.9           6.2           3.0          3.0
  Real estate - residential                              25.3          13.5          11.3         10.0
  Home equity lines of credit                             4.9           3.8           3.2          2.1
  Credit card and other unsecured lines of credit        25.1          25.2          24.3         23.5
  Other consumer                                         60.1          50.3          43.0         45.4
                                                    ---------     ---------     ---------    ---------
Total charge-offs                                       180.4         170.8         123.0        112.7
                                                    ---------     ---------     ---------    ---------

Recoveries:
  Commercial                                              3.9           3.4           5.0          4.4
  Real estate - commercial                                2.6            .6           1.3          1.3
  Real estate - residential                                .4            .7            .1           .2
  Home equity lines of credit                              .8            .7            .8           .8
  Credit card and other unsecured lines of credit         3.2          10.0           4.8          4.9
  Other consumer                                         21.9          16.3          18.3         17.9
                                                    ---------     ---------     ---------    ---------
Total recoveries                                         32.8          31.7          30.3         29.5
                                                    ---------     ---------     ---------    ---------

Net charge-offs                                         147.6         139.1          92.7         83.2
                                                    ---------     ---------     ---------    ---------
Ending loan loss allowance                          $   997.3     $ 1,008.4     $   989.9    $   929.7
                                                    =========     =========     =========    =========

MEMO:
Net charge-offs on:
  Securitized credit cards                          $    13.4     $    12.8     $    14.3    $     9.7
  Managed credit cards                                   29.1          21.7          30.3         24.3
  Securitized automobile loans                             --            --            --           --
  Managed automobile loans*                              15.7          13.9           8.4         11.7

NET CHARGE-OFFS AS A
% OF AVERAGE LOANS (annualized)
Commercial                                                .84%          .99%          .48%         .37%
Real estate - commercial                                  .07           .33           .10          .10
Real estate - residential                                 .67           .36           .33          .29
Home equity lines of credit                               .29           .23           .20          .11
Credit card and other unused lines of credit             3.95          2.75          3.67         3.55
Other consumer                                           1.27          1.09           .80          .93
                                                    ---------     ---------     ---------    ---------
  TOTAL NET CHARGE-OFFS                                   .85%          .81%          .55%         .51%
                                                    =========     =========     =========    =========

MEMO:
Securitized credit cards                                 5.19%         4.95%         5.60%        4.50%
Managed credit cards                                     5.22%         3.88%         5.52%        4.43%
Securitized automobile loans                               --            --            --           --
Managed automobile loans*                                1.39%         1.25%          .78%        1.11%

                                                                                 YTD
                                                                 -------------------------------------
                                                                   2002          2001          2000
                                                                 ---------     ---------     ---------
LOAN LOSS ALLOWANCE
Beginning loan loss allowance                                    $   997.3     $   928.6     $   970.5
Provision                                                            681.9         605.3         286.8
Allowance related to loans acquired (sold or
   securitized)                                                       (4.5)        (74.0)        (42.4)
Charge-offs:
  Commercial                                                         319.4         199.8          96.4
  Real estate - commercial                                            21.0          16.1           6.9
  Real estate - residential                                           86.3          60.1          24.5
  Home equity lines of credit                                         21.1          14.0           7.2
  Credit card and other unsecured lines of credit                     83.4          98.1         105.6
  Other consumer                                                     170.9         198.8         167.4
                                                                 ---------     ---------     ---------
Total charge-offs                                                    702.1         586.9         408.0
                                                                 ---------     ---------     ---------

Recoveries:
  Commercial                                                          32.3          16.7          17.9
  Real estate - commercial                                             5.2           5.8           4.0
  Real estate - residential                                            8.2           1.4            .9
  Home equity lines of credit                                          4.6           3.1           3.7
  Credit card and other unsecured lines of credit                      8.4          22.9          22.2
  Other consumer                                                      67.3          74.4          73.0
                                                                 ---------     ---------     ---------
Total recoveries                                                     126.0         124.3         121.7
                                                                 ---------     ---------     ---------

Net charge-offs                                                      576.1         462.6         286.3
                                                                 ---------     ---------     ---------
Ending loan loss allowance                                       $ 1,098.6     $   997.3     $   928.6
                                                                 =========     =========     =========

MEMO:
Net charge-offs on:
  Securitized credit cards                                       $    73.8     $    50.2     $    16.8
  Managed credit cards                                               124.0         105.4          86.3
  Securitized automobile loans                                         4.9            --
  Managed automobile loans*                                           44.7          49.7

NET CHARGE-OFFS AS A
% OF AVERAGE LOANS (annualized)
Commercial                                                            1.13%          .67%          .32%
Real estate - commercial                                               .20           .15           .05
Real estate - residential                                              .50           .42           .20
Home equity lines of credit                                            .24           .21           .08
Credit card and other unused lines of credit                          4.02          3.48          3.43
Other consumer                                                         .93          1.02           .71
                                                                 ---------     ---------     ---------
  TOTAL NET CHARGE-OFFS                                                .83%          .68%          .46%
                                                                 =========     =========     =========

MEMO:
Securitized credit cards                                              5.21%         5.06%         3.54%
Managed credit cards                                                  5.48%         4.76%         4.05%
Securitized automobile loans                                           .67%            --
Managed automobile loans*                                             1.02%         1.14%


*   Represents managed portfolio of indirect prime automobile loans

                                    UNAUDITED
                            NATIONAL CITY CORPORATION
                      CREDIT QUALITY STATISTICS (CONTINUED)
                                 ($ IN MILLIONS)


                                                                      2002
                                                    ----------------------------------------
                                                    4TH QTR    3RD QTR    2ND QTR    1ST QTR
                                                    -------    -------    -------    -------
NONPERFORMING ASSETS
Commercial                                          $ 414.4    $ 443.4    $ 420.7    $ 368.3
Real estate - commercial                               60.5       77.7       57.2       53.3
Real estate - residential                             227.5      226.4      225.9      228.4
                                                    -------    -------    -------    -------
  Total nonperforming loans                           702.4      747.5      703.8      650.0
Other real estate owned                               114.9      104.6       89.4       65.6
                                                    -------    -------    -------    -------
  TOTAL NONPERFORMING ASSETS                        $ 817.3    $ 852.1    $ 793.2    $ 715.6
                                                    =======    =======    =======    =======

PERCENTAGE OF NONPERFORMING ASSETS
   BY CATEGORY
Commercial                                             50.7%      52.0%      53.0%      51.5%
Real estate - commercial                                7.4        9.1        7.2        7.4
Real estate - residential                              27.8       26.6       28.5       31.9
Other real estate owned                                14.1       12.3       11.3        9.2


LOANS 90+ DAYS PAST DUE
  ACCRUING INTEREST
Commercial                                          $  42.9    $  77.2    $  64.0    $  67.9
Real estate - commercial                               26.3       17.1       29.5       30.9
Real estate - residential                             421.7      414.3      385.0      381.3
Home equity lines of credit                            16.2       14.6       15.2       16.9
Credit card and other unsecured lines of credit         8.4        7.9        7.4        7.8
Other consumer                                         18.5       17.7       18.0       21.0
                                                    -------    -------    -------    -------
  TOTAL LOANS 90+ DAYS PAST DUE                     $ 534.0    $ 548.8    $ 519.1    $ 525.8
                                                    =======    =======    =======    =======

NPAs to portfolio loans and OREO                       1.13%      1.20%      1.15%      1.05%
NPAs to total assets                                    .69        .78        .80        .72
Loan loss allowance to nonperforming loans           156.42     144.44     146.42     153.84
Loan loss allowance to period-end portfolio loans      1.52       1.52       1.50       1.47
Loan loss allowance (period-end) to annualized
  net charge-offs                                    198.04     227.03     190.26     135.90

                                                                      2001
                                                    ----------------------------------------
                                                    4TH QTR    3RD QTR    2ND QTR    1ST QTR
                                                    -------    -------    -------    -------
NONPERFORMING ASSETS
Commercial                                          $ 364.2    $ 354.1    $ 266.3    $ 216.5
Real estate - commercial                               63.9       56.1       56.1       57.1
Real estate - residential                             165.9      176.6      134.3      130.4
                                                    -------    -------    -------    -------
  Total nonperforming loans                           594.0      586.8      456.7      404.0
Other real estate owned                                64.3       62.1       52.0       43.1
                                                    -------    -------    -------    -------
  TOTAL NONPERFORMING ASSETS                        $ 658.3    $ 648.9    $ 508.7    $ 447.1
                                                    =======    =======    =======    =======

PERCENTAGE OF NONPERFORMING ASSETS
   BY CATEGORY
Commercial                                             55.3%      54.6%      52.4%      48.4%
Real estate - commercial                                9.7        8.6       11.0       12.8
Real estate - residential                              25.2       27.2       26.4       29.2
Other real estate owned                                 9.8        9.6       10.2        9.6


LOANS 90+ DAYS PAST DUE
  ACCRUING INTEREST
Commercial                                          $  57.9    $  70.9    $ 103.0    $  59.7
Real estate - commercial                               29.6       35.5       19.5       21.1
Real estate - residential                             396.9      380.0      307.0      300.7
Home equity lines of credit                            17.0       10.1        8.4       10.0
Credit card and other unsecured lines of credit        12.4       11.1       10.2       11.6
Other consumer                                         27.9       22.6       19.9       20.0
                                                    -------    -------    -------    -------
  TOTAL LOANS 90+ DAYS PAST DUE                     $ 541.7    $ 530.2    $ 468.0    $ 423.1
                                                    =======    =======    =======    =======

NPAs to portfolio loans and OREO                        .97%       .94%       .75%       .67%
NPAs to total assets                                    .62        .67        .54        .49
Loan loss allowance to nonperforming loans           167.90     171.85     216.75     230.12
Loan loss allowance to period-end portfolio loans      1.47       1.46       1.46       1.39
Loan loss allowance (period-end) to annualized
  net charge-offs                                    170.37     182.63     266.34     275.62

                                                                      2000
                                                    ----------------------------------------
                                                    4TH QTR    3RD QTR    2ND QTR    1ST QTR
                                                    -------    -------    -------    -------
NONPERFORMING ASSETS
Commercial                                          $ 183.2    $ 170.8    $ 155.5    $ 138.6
Real estate - commercial                               67.0       69.3       75.5       76.2
Real estate - residential                             118.8       97.5       82.7       76.0
                                                    -------    -------    -------    -------
  Total nonperforming loans                           369.0      337.6      313.7      290.8
Other real estate owned                                33.3       27.7       25.6       23.3
                                                    -------    -------    -------    -------
  TOTAL NONPERFORMING ASSETS                        $ 402.3    $ 365.3    $ 339.3    $ 314.1
                                                    =======    =======    =======    =======

PERCENTAGE OF NONPERFORMING ASSETS
   BY CATEGORY
Commercial                                             45.5%      46.7%      45.8%      44.1%
Real estate - commercial                               16.7       19.0       22.3       24.3
Real estate - residential                              29.5       26.7       24.4       24.2
Other real estate owned                                 8.3        7.6        7.5        7.4


LOANS 90+ DAYS PAST DUE
  ACCRUING INTEREST
Commercial                                          $  50.0    $  53.9    $  55.3    $  51.1
Real estate - commercial                               22.6       18.6       13.2       20.8
Real estate - residential                             229.6      198.3      141.9      139.1
Home equity lines of credit                             7.7        6.5        6.4        4.6
Credit card and other unsecured lines of credit         6.1        6.6       10.4       11.7
Other consumer                                         25.8       26.4       22.2       22.7
                                                    -------    -------    -------    -------
  TOTAL LOANS 90+ DAYS PAST DUE                     $ 341.8    $ 310.3    $ 249.4    $ 250.0
                                                    =======    =======    =======    =======

NPAs to portfolio loans and OREO                        .61%       .57%       .55%        .51%
NPAs to total assets                                    .45        .43        .40         .36
Loan loss allowance to nonperforming loans           251.65     280.07     309.31      333.77
Loan loss allowance to period-end portfolio loans      1.42       1.49       1.58        1.57
Loan loss allowance (period-end) to annualized
  net charge-offs                                    288.19     339.40     352.32      365.85


            TEN LARGEST NONPERFORMING ASSETS AS OF DECEMBER 31, 2002
                                ($ IN THOUSANDS)



                                                                                                Amount      As a Percentage of Total
             Industry                                                           Portfolio    Outstanding      Nonperforming Assets
------------------------------------                                            ----------   -----------    ------------------------
Cable                                                                           Commercial   $   24,099*              2.9%
Telecomm                                                                        Commercial       22,681*              2.8%
Mining                                                                          Commercial       12,872*              1.6%
Manufacturing                                                                   Commercial       11,740*              1.4%
Manufacturing                                                                   Commercial       10,809               1.3%
Retail                                                                          Commercial        9,620*              1.2%
Manufacturing                                                                   Commercial        9,394*              1.1%
Manufacturing                                                                   Commercial        9,193               1.1%
Healthcare                                                                      Commercial        8,874*              1.1%
Telecomm                                                                        Commercial        8,169*              1.0%
                                                                                             ----------     ------------------------
                                                                                             $  127,451              15.6%

Total nonperforming assets                                                                   $  817,255             100.0%

Nonperforming assets as a percentage of period-end portfolio loans and other real estate                             1.13%


*Loan represents a participation in a shared national credit

                                    UNAUDITED
                            NATIONAL CITY CORPORATION
       CONSUMER AND SMALL BUSINESS FINANCIAL SERVICES PERFORMANCE MEASURES


                                                                 2002
                                            ---------------------------------------------
                                             4TH QTR     3RD QTR     2ND QTR     1ST QTR
                                            ---------   ---------   ---------   ---------
DEPOSIT ACCOUNT METRICS

PERSONAL DEPOSITS:
Number of accounts (in thousands):
  Personal noninterest bearing checking       1,561.9     1,568.1     1,534.0     1,505.5
  Personal interest bearing checking            665.2       658.0       638.6       623.0
  Personal money market savings                 424.5       417.6       409.7       400.9
  Personal regular savings                      887.8       930.4       947.3       962.8
                                            ---------   ---------   ---------   ---------
    TOTAL PERSONAL DEPOSIT ACCOUNTS           3,539.4     3,574.1     3,529.6     3,492.2
                                            =========   =========   =========   =========

Average account size:
  Personal noninterest bearing checking     $   1,808   $   1,817   $   1,934   $   1,903
  Personal interest bearing checking            9,738       9,303       8,522       8,304
  Personal money market savings                28,355      27,149      27,960      28,526
  Personal regular savings                      2,407       2,399       2,457       2,410
                                            ---------   ---------   ---------   ---------
    TOTAL AVERAGE ACCOUNT SIZE              $   6,608   $   6,284   $   6,282   $   6,205
                                            =========   =========   =========   =========

BUSINESS DEPOSITS:

Number of accounts (in thousands)               270.6       263.3       261.5       258.6
Average account size                        $  22,143   $  21,873   $  21,175   $  21,033

TIME DEPOSITS:

Number of accounts (in thousands)               908.7       935.7       964.5       975.9
Average account size                        $  15,651   $  15,564   $  15,345   $  15,088


LOAN PRODUCTION METRICS (# OF LOANS)

Home equity installment loan originations      16,110      12,300      12,890      12,895
Revolving home equity loan originations        23,517      21,219      28,474      26,662
                                            ---------   ---------   ---------   ---------
    TOTAL HOME EQUITY LOAN ORIGINATIONS*       39,627      33,519      41,364      39,557
                                            =========   =========   =========   =========


BANK BRANCHES

Traditional                                       653         652         654         653
Limited service                                    22          23          20          20
In-store                                           68          70          73          74
Bank express                                      400         400         401         402
                                            ---------   ---------   ---------   ---------
    TOTAL BANK BRANCHES                         1,143       1,145       1,148       1,149
                                            =========   =========   =========   =========

ATMS                                            1,610       1,615       1,633       1,637

ONLINE BANKING CUSTOMERS                      533,780     477,176     401,414     343,234

                                                                 2001
                                            ---------------------------------------------
                                             4TH QTR     3RD QTR     2ND QTR     1ST QTR
                                            ---------   ---------   ---------   ---------
DEPOSIT ACCOUNT METRICS

PERSONAL DEPOSITS:
Number of accounts (in thousands):
  Personal noninterest bearing checking       1,485.7     1,479.8     1,479.6     1,496.9
  Personal interest bearing checking            611.6       600.7       586.6       573.5
  Personal money market savings                 387.6       383.8       378.2       370.5
  Personal regular savings                      975.4     1,005.6     1,027.3     1,048.8
                                            ---------   ---------   ---------   ---------
    TOTAL PERSONAL DEPOSIT ACCOUNTS           3,460.3     3,469.9     3,471.7     3,489.7
                                            =========   =========   =========   =========

Average account size:
  Personal noninterest bearing checking     $   1,850   $   1,872   $   1,924   $   1,879
  Personal interest bearing checking            8,045       7,893       8,006       8,040
  Personal money market savings                29,038      28,582      28,116      27,414
  Personal regular savings                      2,380       2,380       2,416       2,433
                                            ---------   ---------   ---------   ---------
    TOTAL AVERAGE ACCOUNT SIZE              $   6,119   $   5,990   $   5,927   $   5,733
                                            =========   =========   =========   =========

BUSINESS DEPOSITS:

Number of accounts (in thousands)               255.6       254.9       254.3       254.5
Average account size                        $  22,012   $  21,237   $  20,663   $  20,092

TIME DEPOSITS:

Number of accounts (in thousands)               982.6     1,003.4     1,034.8     1,065.3
Average account size                        $  14,781   $  14,686   $  14,499   $  14,382


LOAN PRODUCTION METRICS (# OF LOANS)

Home equity installment loan originations      14,527      13,464      15,526       9,524
Revolving home equity loan originations        26,801      23,956      27,434      19,896
                                            ---------   ---------   ---------   ---------
    TOTAL HOME EQUITY LOAN ORIGINATIONS*       41,328      37,420      42,960      29,420
                                            =========   =========   =========   =========


BANK BRANCHES

Traditional                                       646         645         648         652
Limited service                                    27          28          74          74
In-store                                           81          81          83          83
Bank express                                      396         396         396         395
                                            ---------   ---------   ---------   ---------
    TOTAL BANK BRANCHES                         1,150       1,150       1,201       1,204
                                            =========   =========   =========   =========

ATMS                                            1,646       1,641       1,653       1,661

ONLINE BANKING CUSTOMERS                      275,900     224,344     174,369     138,033

                                                                 2000
                                            ---------------------------------------------
                                             4TH QTR     3RD QTR     2ND QTR     1ST QTR
                                            ---------   ---------   ---------   ---------
DEPOSIT ACCOUNT METRICS

PERSONAL DEPOSITS:
Number of accounts (in thousands):
  Personal noninterest bearing checking       1,537.4     1,577.9     1,571.8     1,567.7
  Personal interest bearing checking            564.6       553.0       530.4       524.5
  Personal money market savings                 364.4       366.8       369.6       368.1
  Personal regular savings                    1,077.7     1,109.8     1,132.4     1,145.2
                                            ---------   ---------   ---------   ---------
    TOTAL PERSONAL DEPOSIT ACCOUNTS           3,544.1     3,607.5     3,604.2     3,605.5
                                            =========   =========   =========   =========

Average account size:
  Personal noninterest bearing checking     $   1,758   $   1,779   $   1,871   $   1,806
  Personal interest bearing checking            7,958       8,055       8,406       8,436
  Personal money market savings                25,981      25,246      25,021      25,043
  Personal regular savings                      2,437       2,518       2,614       2,626
                                            ---------   ---------   ---------   ---------
    TOTAL AVERAGE ACCOUNT SIZE              $   5,414   $   5,348   $   5,434   $   5,397
                                            =========   =========   =========   =========

BUSINESS DEPOSITS:

Number of accounts (in thousands)               257.7       263.3       264.4       265.1
Average account size                        $  20,612   $  20,037   $  20,073   $  19,888

TIME DEPOSITS:

Number of accounts (in thousands)             1,080.6     1,093.0     1,110.0     1,115.4
Average account size                        $  14,149   $  13,826   $  13,426   $  13,042


LOAN PRODUCTION METRICS (# OF LOANS)

Home equity installment loan originations      10,247      11,048      11,670       8,842
Revolving home equity loan originations        20,029      18,505      23,888      17,058
                                            ---------   ---------   ---------   ---------
    TOTAL HOME EQUITY LOAN ORIGINATIONS*       30,276      29,553      35,558      25,900
                                            =========   =========   =========   =========


BANK BRANCHES

Traditional                                       654         693         763         833
Limited service                                    75          74          76          77
In-store                                           83          85          92          92
Bank express                                      395         355         290         233
                                            ---------   ---------   ---------   ---------
    TOTAL BANK BRANCHES                         1,207       1,207       1,221       1,235
                                            =========   =========   =========   =========

ATMS                                            1,670       1,692       1,729       1,743

ONLINE BANKING CUSTOMERS                      108,142      85,344      56,195      28,499


*     Excludes National Home Equity loans generated by National Consumer Finance

                                    UNAUDITED
                            NATIONAL CITY CORPORATION
                            CONSOLIDATED TRUST ASSETS
                                 ($ IN MILLIONS)


                                                                                   2002
                                                            ---------------------------------------------------
                                                             4TH QTR       3RD QTR       2ND QTR       1ST QTR
                                                            ---------     ---------     ---------     ---------
ASSETS UNDER ADMINISTRATION

  Managed assets:
    Value at beginning of period                            $  56,975     $  61,064     $  64,945     $  65,000
    Estimated change due to market impact                         682        (3,340)       (3,455)          345
    Other activity, net                                           (86)         (749)         (426)         (400)
                                                            ---------     ---------     ---------     ---------
    Value at end of period                                     57,571        56,975        61,064        64,945
                                                            =========     =========     =========     =========


  Non-managed assets:
    Value at beginning of period                               72,808        80,034        83,614        82,811
    Estimated change due to market impact                       3,693        (7,118)       (3,984)        1,120
    Other activity, net                                            90          (108)          404          (317)
                                                            ---------     ---------     ---------     ---------
    Value at end of period                                     76,591        72,808        80,034        83,614
                                                            ---------     ---------     ---------     ---------
    TOTAL ASSETS AT END OF PERIOD                           $ 134,162     $ 129,783     $ 141,098     $ 148,559
                                                            =========     =========     =========     =========


  PROPRIETARY MUTUAL FUND ASSETS (included above)           $  16,536     $  16,607     $  17,644     $  17,781

ASSETS UNDER ADMINISTRATION REPRESENTED BY:
  Type of investment:
    Money market and other                                  $  16,881     $  19,209     $  19,832     $  20,191
    Equity                                                     54,068        50,355        58,827        66,092
    Fixed income                                               63,213        60,219        62,439        62,276
                                                            ---------     ---------     ---------     ---------
      TOTAL                                                 $ 134,162     $ 129,783     $ 141,098     $ 148,559
                                                            =========     =========     =========     =========


  Type of business:
    Investment management and personal trust                $  46,994     $  46,453     $  50,169     $  53,115
    Corporate trust                                            48,339        45,001        49,070        49,998
    Retirement plan services                                   16,487        15,640        17,248        18,936
    Charitable and endowment                                   11,741        11,995        12,764        13,735
    Other                                                      10,601        10,694        11,847        12,775
                                                            ---------     ---------     ---------     ---------
      TOTAL                                                 $ 134,162     $ 129,783     $ 141,098     $ 148,559
                                                            =========     =========     =========     =========


PERCENTAGE OF ASSETS UNDER ADMINISTRATION REPRESENTED BY:
  Type of investment:
    Money market and other                                         13%           15%           14%           14%
    Equity                                                         40%           39%           42%           44%
    Fixed income                                                   47%           46%           44%           42%

  Type of business:
    Investment management and personal trust                       35%           36%           36%           36%
    Corporate trust                                                36%           35%           35%           33%
    Retirement plan services                                       12%           12%           12%           13%
    Charitable and endowment                                        9%            9%            9%            9%
    Other                                                           8%            8%            8%            9%

                                                                                  2001
                                                            --------------------------------------------------
                                                             4TH QTR      3RD QTR       2ND QTR       1ST QTR
                                                            ---------    ---------     ---------     ---------
ASSETS UNDER ADMINISTRATION

  Managed assets:
    Value at beginning of period                            $  61,207    $  63,708     $  61,701     $  66,155
    Estimated change due to market impact                       2,768       (2,759)        2,751        (3,350)
    Other activity, net                                         1,025          258          (744)       (1,104)
                                                            ---------    ---------     ---------     ---------
    Value at end of period                                     65,000       61,207        63,708        61,701
                                                            =========    =========     =========     =========


  Non-managed assets:
    Value at beginning of period                               78,775       82,977        80,499        84,900
    Estimated change due to market impact                       3,967       (4,143)        2,964        (3,350)
    Other activity, net                                            69          (59)         (486)       (1,051)
                                                            ---------    ---------     ---------     ---------
    Value at end of period                                     82,811       78,775        82,977        80,499
                                                            ---------    ---------     ---------     ---------
    TOTAL ASSETS AT END OF PERIOD                           $ 147,811    $ 139,982     $ 146,685     $ 142,200
                                                            =========    =========     =========     =========


  PROPRIETARY MUTUAL FUND ASSETS (included above)           $  18,489    $  16,417     $  16,868     $  16,443

ASSETS UNDER ADMINISTRATION REPRESENTED BY:
  Type of investment:
    Money market and other                                  $  20,485    $  18,828     $  18,274     $  16,698
    Equity                                                     65,711       60,501        66,851        63,954
    Fixed income                                               61,615       60,653        61,560        61,548
                                                            ---------    ---------     ---------     ---------
      TOTAL                                                 $ 147,811    $ 139,982     $ 146,685     $ 142,200
                                                            =========    =========     =========     =========


  Type of business:
    Investment management and personal trust                $  53,269    $  50,217     $  52,691     $  51,614
    Corporate trust                                            48,373       45,905        46,842        44,397
    Retirement plan services                                   19,773       19,086        19,989        19,373
    Charitable and endowment                                   13,788       13,195        14,817        14,541
    Other                                                      12,608       11,579        12,346        12,275
                                                            ---------    ---------     ---------     ---------
      TOTAL                                                 $ 147,811    $ 139,982     $ 146,685     $ 142,200
                                                            =========    =========     =========     =========


PERCENTAGE OF ASSETS UNDER ADMINISTRATION REPRESENTED BY:
  Type of investment:
    Money market and other                                         14%          13%           12%           12%
    Equity                                                         44%          44%           46%           45%
    Fixed income                                                   42%          43%           42%           43%

  Type of business:
    Investment management and personal trust                       36%          36%           36%           36%
    Corporate trust                                                33%          33%           32%           31%
    Retirement plan services                                       13%          14%           14%           14%
    Charitable and endowment                                        9%           9%           10%           10%
    Other                                                           9%           8%            8%            9%

                                                                                  2000
                                                            ------------------------------------------------
                                                             4TH QTR      3RD QTR      2ND QTR      1ST QTR
                                                            ---------    ---------    ---------    ---------
ASSETS UNDER ADMINISTRATION

  Managed assets:
    Value at beginning of period
    Estimated change due to market impact
    Other activity, net
                                                            ---------    ---------    ---------    ---------
    Value at end of period                                  $  66,155    $  63,933    $  64,455    $  63,884
                                                            =========    =========    =========    =========


  Non-managed assets:
    Value at beginning of period
    Estimated change due to market impact
    Other activity, net
                                                            ---------    ---------    ---------    ---------
    Value at end of period                                     84,900       87,627       87,090       83,511
                                                            ---------    ---------    ---------    ---------
    TOTAL ASSETS AT END OF PERIOD                           $ 151,055    $ 151,560    $ 151,545    $ 147,395
                                                            =========    =========    =========    =========


  PROPRIETARY MUTUAL FUND ASSETS (included above)           $  16,852    $  16,204    $  16,212    $  16,600

ASSETS UNDER ADMINISTRATION REPRESENTED BY:
  Type of investment:
    Money market and other
    Equity
    Fixed income

      TOTAL



  Type of business:
    Investment management and personal trust
    Corporate trust
    Retirement plan services
    Charitable and endowment
    Other

      TOTAL



PERCENTAGE OF ASSETS UNDER ADMINISTRATION REPRESENTED BY:
  Type of investment:
    Money market and other
    Equity
    Fixed income

  Type of business:
    Investment management and personal trust
    Corporate trust
    Retirement plan services
    Charitable and endowment
    Other

                                    UNAUDITED
                            NATIONAL CITY CORPORATION
                    CONSOLIDATED MORTGAGE BANKING STATISTICS
                                 ($ in millions)


                                                                                       2002
                                                               ---------------------------------------------------
                                                                4TH QTR       3RD QTR       2ND QTR       1ST QTR
                                                               ---------     ---------     ---------     ---------
REVENUE COMPONENTS
Servicing:
  Net servicing fees                                           $    88.9     $    97.1     $    93.5     $    88.3
  Amortization of mortgage servicing assets                       (138.4)       (110.7)        (77.5)        (69.1)
  Mortgage servicing asset impairment (charge) recovery              9.5         (46.9)        (87.2)         13.0
  Servicing asset ineffective hedge and other derivative
     gains (losses), net                                            59.7         147.6         112.5          23.5
  Gains on sales of servicing rights                                  --            --            --            --
                                                               ---------     ---------     ---------     ---------
    Net servicing revenue                                           19.7          87.1          41.3          55.7
Conforming origination and sales revenue                           117.3          64.4         162.8         125.7
Other                                                                 --            --            --            --
                                                               ---------     ---------     ---------     ---------
  Total conforming revenue                                         137.0         151.5         204.1         181.4
Nonconforming origination and sales revenue (First Franklin)        69.7          26.5          43.4          13.8
                                                               ---------     ---------     ---------     ---------
  TOTAL MORTGAGE BANKING REVENUE                               $   206.7     $   178.0     $   247.5     $   195.2
                                                               =========     =========     =========     =========


APPLICATION DATA

Conforming applications                                        $  38,985     $  42,432     $  23,387     $  21,401
Nonconforming applications*                                        6,862         6,055         6,358         5,124
                                                               ---------     ---------     ---------     ---------
  TOTAL APPLICATIONS                                           $  45,847     $  48,487     $  29,745     $  26,525
                                                               =========     =========     =========     =========


PERCENTAGE OF CONFORMING APPLICATIONS
  REPRESENTED BY:
    Refinances                                                        75%           73%           48%           52%
    Government loans                                                  16%           16%           20%           20%
    Adjustable-rate loans                                              6%            8%           10%            8%

PRODUCTION DATA
Conforming originations:
    Retail                                                     $  10,476     $   7,614     $   5,036     $   4,919
    Wholesale                                                     15,673        11,983         7,348         8,140
    Affiliate banks                                                3,181         2,018         1,221         1,330
                                                               ---------     ---------     ---------     ---------
    Total conforming originations                                 29,330        21,615        13,605        14,389
Nonconforming originations (First Franklin)                        1,963         1,333         1,248           626
                                                               ---------     ---------     ---------     ---------
  TOTAL LOANS ORIGINATED FOR SALE                              $  31,293     $  22,948     $  14,853     $  15,015
                                                               =========     =========     =========     =========


PERCENTAGE OF CONFORMING ORIGINATIONS
   REPRESENTED BY:
    Refinances                                                        77%           64%           46%           62%
    Government loans                                                  14%           17%           22%           18%
    Adjustable-rate loans                                              6%           10%           11%            8%

NATIONAL ORIGINATOR RANKING**                                                        7             7             7

GEOGRAPHIC MIX OF ORIGINATIONS:
  Top five states and their percentage to total
    conforming originations:
      California                                                      19%           20%           22%           23%
      Maryland                                                         8%            8%            6%            6%
      Virginia                                                         7%            7%            7%            6%
      Illinois                                                         6%            6%            6%            6%
      Texas                                                            6%            5%            5%           --
      Ohio                                                            --            --            --             5%
      Arizona                                                         --            --            --            --

Conforming sales to secondary market                           $  20,253     $  14,921     $  15,390     $  16,989
Nonconforming loan sales (First Franklin)                          1,810           867         1,247           635
                                                               ---------     ---------     ---------     ---------
   TOTAL MORTGAGE LOAN SALES                                   $  22,063     $  15,788     $  16,637     $  17,624
                                                               =========     =========     =========     =========


MEMO:
Total First Franklin nonconforming loan originations           $   3,606     $   2,706     $   2,396     $   2,009

                                                                                       2001
                                                               ---------------------------------------------------
                                                                4TH QTR       3RD QTR       2ND QTR       1ST QTR
                                                               ---------     ---------     ---------     ---------
REVENUE COMPONENTS
Servicing:
  Net servicing fees                                           $    78.8     $    69.9     $    61.3     $    60.8
  Amortization of mortgage servicing assets                        (60.9)        (50.3)        (45.2)        (40.2)
  Mortgage servicing asset impairment (charge) recovery            (36.0)        (33.0)        (24.4)       (198.3)
  Servicing asset ineffective hedge and other derivative
     gains (losses), net                                            60.4          51.6          (4.9)        221.4
  Gains on sales of servicing rights                                  --            --            --           3.0
                                                               ---------     ---------     ---------     ---------
    Net servicing revenue                                           42.3          38.2         (13.2)         46.7
Conforming origination and sales revenue                            91.6          84.6          98.5          78.1
Other                                                                 --            --            --            --
                                                               ---------     ---------     ---------     ---------
  Total conforming revenue                                         133.9         122.8          85.3         124.8
Nonconforming origination and sales revenue (First Franklin)        26.3           3.0          29.6           (.4)
                                                               ---------     ---------     ---------     ---------
  TOTAL MORTGAGE BANKING REVENUE                               $   160.2     $   125.8     $   114.9     $   124.4
                                                               =========     =========     =========     =========


APPLICATION DATA

Conforming applications                                        $  30,094     $  20,454     $  19,867     $  19,807
Nonconforming applications*                                        4,553         4,541         4,149         2,919
                                                               ---------     ---------     ---------     ---------
  TOTAL APPLICATIONS                                           $  34,647     $  24,995     $  24,016     $  22,726
                                                               =========     =========     =========     =========


PERCENTAGE OF CONFORMING APPLICATIONS
  REPRESENTED BY:
    Refinances                                                        71%           54%           50%           58%
    Government loans                                                  11%           14%           15%           15%
    Adjustable-rate loans                                              7%            5%            3%            1%

PRODUCTION DATA
Conforming originations:
    Retail                                                     $   7,328     $   4,966     $   5,236     $   3,700
    Wholesale                                                     10,592         6,508         6,952         4,248
    Affiliate banks                                                2,408         1,382         1,734           989
                                                               ---------     ---------     ---------     ---------
    Total conforming originations                                 20,328        12,856        13,922         8,937
Nonconforming originations (First Franklin)                          466           803           655           541
                                                               ---------     ---------     ---------     ---------
  TOTAL LOANS ORIGINATED FOR SALE                              $  20,794     $  13,659     $  14,577     $   9,478
                                                               =========     =========     =========     =========


PERCENTAGE OF CONFORMING ORIGINATIONS
   REPRESENTED BY:
    Refinances                                                        70%           49%           56%           58%
    Government loans                                                  17%           23%           21%           25%
    Adjustable-rate loans                                              7%            8%            4%            3%

NATIONAL ORIGINATOR RANKING**                                          7             8             8            11

GEOGRAPHIC MIX OF ORIGINATIONS:
  Top five states and their percentage to total
    conforming originations:
      California                                                      18%           22%           20%           20%
      Maryland                                                         7%            6%           --             6%
      Virginia                                                         7%            6%            6%            6%
      Illinois                                                         7%            6%            6%            7%
      Texas                                                           --            --            --            --
      Ohio                                                             6%            6%            6%           --
      Arizona                                                         --            --             6%            6%

Conforming sales to secondary market                           $  12,152     $  12,378     $  10,374     $   6,105
Nonconforming loan sales (First Franklin)                            890           225           852           103
                                                               ---------     ---------     ---------     ---------
   TOTAL MORTGAGE LOAN SALES                                   $  13,042     $  12,603     $  11,226     $   6,208
                                                               =========     =========     =========     =========


MEMO:
Total First Franklin nonconforming loan originations           $   1,848     $   1,900     $   1,538     $   1,015

                                                                               YTD
                                                               -------------------------------------
                                                                 2002          2001          2000
                                                               ---------     ---------     ---------
REVENUE COMPONENTS
Servicing:
  Net servicing fees                                           $   367.8     $   270.8     $   204.2
  Amortization of mortgage servicing assets                       (395.7)       (196.6)       (123.3)
  Mortgage servicing asset impairment (charge) recovery           (111.6)       (291.7)           --
  Servicing asset ineffective hedge and other derivative
     gains (losses), net                                           343.3         328.5            --
  Gains on sales of servicing rights                                  --           3.0          13.7
                                                               ---------     ---------     ---------
    Net servicing revenue                                          203.8         114.0          94.6
Conforming origination and sales revenue                           470.2         352.8         331.1
Other                                                                 --            --            .9
                                                               ---------     ---------     ---------
  Total conforming revenue                                         674.0         466.8         426.6
Nonconforming origination and sales revenue (First Franklin)       153.4          58.5          52.4
                                                               ---------     ---------     ---------
  TOTAL MORTGAGE BANKING REVENUE                               $   827.4     $   525.3     $   479.0
                                                               =========     =========     =========


APPLICATION DATA

Conforming applications                                        $ 126,205     $  90,222
Nonconforming applications*                                       24,399        16,162
                                                               ---------     ---------
  TOTAL APPLICATIONS                                           $ 150,604     $ 106,384
                                                               =========     =========


PERCENTAGE OF CONFORMING APPLICATIONS
  REPRESENTED BY:
    Refinances                                                        65%           60%
    Government loans                                                  17%           14%
    Adjustable-rate loans                                              8%            4%

PRODUCTION DATA
Conforming originations:
    Retail                                                     $  28,045     $  21,230     $   9,661
    Wholesale                                                     43,144        28,300         9,047
    Affiliate banks                                                7,750         6,513         1,972
                                                               ---------     ---------     ---------
    Total conforming originations                                 78,939        56,043        20,680
Nonconforming originations (First Franklin)                        5,170         2,465         1,638
                                                               ---------     ---------     ---------
  TOTAL LOANS ORIGINATED FOR SALE                              $  84,109     $  58,508     $  22,318
                                                               =========     =========     =========


PERCENTAGE OF CONFORMING ORIGINATIONS
   REPRESENTED BY:
    Refinances                                                        65%           60%
    Government loans                                                  17%           20%
    Adjustable-rate loans                                              8%            6%

NATIONAL ORIGINATOR RANKING**

GEOGRAPHIC MIX OF ORIGINATIONS:
  Top five states and their percentage to total
    conforming originations:
      California                                                      20%           20%
      Maryland                                                         7%            6%
      Virginia                                                         7%            6%
      Illinois                                                         6%            6%
      Texas                                                            5%           --
      Ohio                                                            --             6%
      Arizona                                                         --            --

Conforming sales to secondary market                           $  67,553     $  41,009     $  18,290
Nonconforming loan sales (First Franklin)                          4,559         2,070         1,996
                                                               ---------     ---------     ---------
   TOTAL MORTGAGE LOAN SALES                                   $  72,112     $  43,079     $  20,286
                                                               =========     =========     =========


MEMO:
Total First Franklin nonconforming loan originations           $  10,717     $   6,301     $   4,479




* Represents First Franklin applications for both nonconforming loans originated for sale and to be held in portfolio

** Source: Inside Mortgage Finance. Represents rank of the Corporation's mortgage banking subsidiary, National City Mortgage Co. The current quarter ranking is not yet available.

                                   Unaudited
                           National City Corporation
              CONSOLIDATED MORTGAGE BANKING STATISTICS (continued)
                                ($ in millions)

                                                                       2002
                                                  ------------------------------------------------
                                                  4TH QTR      3RD QTR      2ND QTR        1ST QTR
                                                  -------      -------      -------        -------
MORTGAGE SERVICING ASSETS
  Carrying value at beginning of period          $  690.6    $  1,068.4    $  1,363.9    $  1,135.7
  Additions                                         184.7         141.6         205.5         294.9
  Amortization                                     (138.4)       (110.7)        (77.5)        (69.1)
  SFAS 133 basis adjustment                        (128.3)       (348.2)       (331.5)         (6.0)
  SFAS 140 impairment (charge) recovery               9.5         (46.9)        (87.2)         13.0
  Sales                                              (2.9)        (13.6)         (4.8)         (4.6)
  Other                                                --            --            --            --
                                                 --------    ----------    ----------    ----------
  CARRYING VALUE AT END OF PERIOD                $  615.2    $    690.6    $  1,068.4    $  1,363.9
                                                 ========    ==========    ==========    ==========

MORTGAGE SERVICING ASSET VALUATION
  Amortized cost basis of servicing assets       $1,815.5    $  1,772.1    $  1,754.8    $  1,631.6
  SFAS 133 hedge basis adjustments                 (816.8)       (688.5)       (340.3)         (8.8)
  Impairment valuation allowance                   (383.5)       (393.0)       (346.1)       (258.9)
                                                   ------        ------    ----------    ----------
  CARRYING VALUE AT END OF PERIOD                  $615.2        $690.6    $  1,068.4    $  1,363.9
                                                   ======        ======    ==========    ==========
RATIO OF MORTGAGE SERVICING ASSETS TO TOTAL
  MORTGAGE LOANS SERVICED FOR THIRD PARTIES           .60%          .70%         1.13%         1.60%

                                                                     2001                                        YTD
                                                 -------------------------------------------   -------------------------------------
                                                 4TH QTR      3RD QTR    2ND QTR     1ST QTR        2002         2001           2000
                                                 -------      -------    -------     -------        ----         ----           ----
MORTGAGE SERVICING ASSETS
  Carrying value at beginning of period       $    817.6   $  1,007.4  $   863.9  $    999.7   $  1,135.7   $   999.7    $    785.0
  Additions                                        177.3        175.1      178.6       102.7        826.7       633.7         330.0
  Amortization                                     (60.9)       (50.3)     (45.2)      (40.2)      (395.7)     (196.6)       (123.3)
  SFAS 133 basis adjustment                        240.7       (279.6)      36.1          --       (814.0)       (2.8)           --
  SFAS 140 impairment (charge) recovery            (36.0)       (33.0)     (24.4)     (198.3)      (111.6)     (291.7)           --
  Sales                                             (3.0)        (2.0)      (1.6)         --        (25.9)       (6.6)        (29.1)
  Other                                               --           --        --           --           --          --          37.1
                                              ----------   ----------   --------  ----------   ----------    --------    ----------
  CARRYING VALUE AT END OF PERIOD             $  1,135.7   $    817.6  $ 1,007.4  $    863.9   $    615.2   $ 1,135.7    $    999.7
                                              ==========   ==========   ========  ==========   ==========   =========    ==========
MORTGAGE SERVICING ASSET VALUATION
  Amortized cost basis of servicing assets
  SFAS 133 hedge basis adjustments            $  1,410.4   $  1,297.0  $ 1,174.2  $  1,042.4
  Impairment valuation allowance                    (2.8)      (243.5)      36.1          --
                                                  (271.9)      (235.9)    (202.9)     (178.5)
  CARRYING VALUE AT END OF PERIOD             ----------   ----------   --------  ----------
                                              $  1,135.7   $    817.6  $ 1,007.4  $    863.9
RATIO OF MORTGAGE SERVICING ASSETS TO TOTAL   ==========   ==========   ========  ==========
  MORTGAGE LOANS SERVICED FOR THIRD PARTIES
                                                    1.54%        1.17%      1.62%       1.51%


SERVICING  DATA

                                                                        2002                                  2001
                                                      -------------------------------------  ----------------------------------
                                                      4TH QTR   3RD QTR   2ND QTR   1ST QTR  4TH QTR  3RD QTR  2ND QTR  1ST QTR
                                                      -------   -------   -------   -------  -------  -------  -------  -------
Servicing portfolio (UPB):
   Conventional                                       $61,044   $60,013   $58,132   $52,403   $44,489
   Government                                          22,060    22,163    21,386    20,302    19,057
   Jumbo and other                                     18,754    16,263    15,032    12,501    10,384
                                                     --------   -------   -------   -------   -------  -------  -------  -------
  TOTAL MORTGAGE LOANS SERVICED FOR THIRD PARTIES    $101,858   $98,439   $94,550   $85,206   $73,930  $70,148  $62,246  $57,102
                                                     ========   =======   =======   =======   =======  =======  =======  =======

NATIONAL SERVICER RANKING*                                           10        11        11        12       12       12       13

GEOGRAPHIC MIX OF MORTGAGE LOANS SERVICED FOR
  THIRD PARTIES**:
     Top five states and their percentage to total mortgage loans serviced for third parties

                                                                        2002                                  2001
                                                      -------------------------------------  ----------------------------------
                                                      4TH QTR   3RD QTR   2ND QTR   1ST QTR  4TH QTR  3RD QTR  2ND QTR  1ST QTR
                                                      -------   -------   -------   -------  -------  -------  -------  -------
          California                                   14%         14%       14%      13%       12%      11%      9%        7%
          Ohio                                          7%          8%       8%        8%        9%       9%     10%       10%
          Virginia                                      6%          6%       6%        6%        6%       6%      6%        6%
          Maryland                                      6%          6%       6%        6%        -        -       -         -
          Illinois                                      6%          6%       6%        6%        6%       6%      6%        6%
          Pennsylvania                                  -           -        -         -         6%       7%      7%        8%

SERVICING PORTFOLIO METRICS***:
   Conventional:

                                                                        2002                              2001
                                                      ----------------------------------------------     -------
                                                      4TH QTR     3RD QTR       2ND QTR     1ST QTR      4TH QTR
                                                      --------  ----------     --------     --------     -------

Number of loans                                        526,037     522,293      512,385      473,163      427,923
Average loan size                                     $116,045    $114,903     $113,454     $110,750     $103,965
Weighted-average note rate                                6.76%       6.92%        6.98%        7.03%        7.20%
Weighted-average servicing fee                          32 bps      32 bps       33 bps       33 bps       33 bps
Weighted-average age in months                              21          22           22           23           26
Default rate                                              3.26%       2.74%        2.49%        2.62%        3.10%

   Government:
    Number of loans                                    210,550     213,870      209,824      203,677      195,888
    Average loan size                                 $104,771    $103,628     $101,923     $ 99,678     $ 97,283
    Weighted-average note rate                            6.88%       7.06%        7.17%        7.27%        7.42%
    Weighted-average servicing fee                      49 bps      49 bps       49 bps       50 bps       51 bps
    Weighted-average age in months                          22          22           23           23           24
    Default rate                                          8.92%       8.04%        8.58%        9.78%       12.06%

Jumbo and other:
    Number of loans                                      81,825      73,970       68,626       58,028       51,859
    Average loan size                                  $229,194    $219,863     $219,038     $215,428     $200,228
    Weighted-average note rate                             6.74%       7.03%        7.15%        7.24%        7.46%
    Weighted-average servicing fee                       27 bps      26 bps       28 bps       27 bps       27 bps
    Weighted-average age in months                           12          14           15           16           18
    Default rate                                           7.70%       7.31%        9.16%        8.42%        8.85%

 Total portfolio:
    Number of loans                                     818,412     810,133      790,835      734,868      675,670
    Average loan size                                  $124,458    $121,510     $119,557     $115,947     $109,417
    Weighted-average note rate                             6.78%       6.97%        7.05%        7.12%        7.29%
    Weighted-average servicing fee                       35 bps      35 bps       36 bps       36 bps       36 bps
    Weighted-average age in months                           19          21           21           22           24
    Default rate                                           5.29%       4.69%        4.91%        5.17%        6.20%

* Source: Inside Mortgage Finance. Represents rank of the Corporation's mortgage banking subsidiary, National City Mortgage Co. The current quarter ranking is not yet available.

**    Based upon period-end UPB of mortgage loans serviced for third parties

***   Represents metrics only for loans serviced for third parties

                                   Unaudited
                           National City Corporation
                            LINE OF BUSINESS RESULTS
                                ($ in thousands)



                                                                              2002
                                                   ------------------------------------------------------
                                                    4TH QTR       3RD QTR         2ND QTR        1ST QTR
                                                     -------       -------         -------        -------
CONSUMER AND SMALL BUSINESS FINANCIAL SERVICES

Net interest income (TE)                          $   497,895    $   494,958    $   494,677    $   491,283
Provision for loan losses                              79,940         63,656         74,303         79,375
                                                  -----------    -----------    -----------    -----------

Net interest income after provision                   417,955        431,302        420,374        411,908
Noninterest income                                    161,299        157,101        156,227        133,081
Noninterest expense                                   320,830        316,523        355,806        324,667
                                                  -----------    -----------    -----------    -----------

Income before taxes                                   258,424        271,880        220,795        220,322
Income tax expense and TE adjustment                  101,819        107,121         86,993         86,806
                                                  -----------    -----------    -----------    -----------

Net income                                        $   156,605    $   164,759    $   133,802    $   133,516
                                                  ===========    ===========    ===========    ===========
NON-CORE ITEMS (PRETAX)

Auto lease residual charge                                 --             --    ($   37,682)   ($   13,170)
Gain on sale of student loans                              --             --             --             --
Loss associated with ceasing automobile leasing            --             --             --             --
                                                  -----------    -----------    -----------    -----------
Total                                                      --             --    ($   37,682)   ($   13,170)
                                                  ===========    ===========    ===========    ===========
NON-CORE ITEMS (AFTER TAX)

Auto lease residual charge                                 --             --    ($   24,493)   ($    8,561)
Gain on sale of student loans                              --             --             --             --
Loss associated with ceasing automobile leasing            --             --             --             --
                                                  -----------    -----------    -----------    -----------
Total                                                      --             --    ($   24,493)   ($    8,561)
                                                  ===========    ===========    ===========    ===========

Average assets (in millions)                      $    25,139    $    24,330    $    24,394    $    24,739
Average equity (in millions)                            2,244          2,187          2,162          2,155
Return on average assets                               2.47 %         2.69 %         2.20 %         2.19 %
Return on average equity                                27.69          29.90          24.82          25.13
Efficiency ratio                                        48.67          48.54          54.66          52.00

WHOLESALE BANKING

Net interest income (TE)                          $   255,197    $   252,368    $   255,576    $   247,133
Provision for loan losses                             124,868         73,833         83,576         94,004
                                                  -----------    -----------    -----------    -----------
Net interest income after provision                   130,329        178,535        172,000        153,129
Noninterest income                                     77,254         51,396         80,526         72,357
Noninterest expense                                   132,604        121,611        126,346        123,674
                                                  -----------    -----------    -----------    -----------
Income before taxes                                    74,979        108,320        126,180        101,812
Income tax expense and TE adjustment                   29,202         43,123         49,379         39,783
                                                  -----------    -----------    -----------    -----------
Net income                                        $    45,777    $    65,197    $    76,801    $    62,029
                                                  ===========    ===========    ===========    ===========


NON-CORE ITEMS (PRETAX)
Principal investment gains (losses)               ($    1,912)   ($   17,223)   ($    1,860)   ($    1,907)
                                                  -----------    -----------    -----------    -----------
Total                                             ($    1,912)   ($   17,223)   ($    1,860)   ($    1,907)
                                                  ===========    ===========    ===========    ===========

NON-CORE ITEMS (AFTER TAX)
Principal investment gains (losses)               ($    1,243)   ($   11,196)   ($    1,209)   ($    1,239)
                                                  -----------    -----------    -----------    -----------
Total                                             ($    1,243)   ($   11,196)   ($    1,209)   ($    1,239)
                                                  ===========    ===========    ===========    ===========

Average assets (in millions)                      $    31,518    $    31,073    $    31,105    $    31,471
Average equity (in millions)                            2,054          2,022          2,000          1,996
Return on average assets                                .58 %          .83 %          .99 %          .80 %
Return on average equity                                 8.84          12.79          15.40          12.60
Efficiency ratio                                        39.89          40.03          37.59          38.71

                                                                              2001
                                                    -----------------------------------------------------
                                                     4TH QTR          3RD QTR       2ND QTR       1ST QTR
CONSUMER AND SMALL BUSINESS FINANCIAL SERVICES

Net interest income (TE)                          $   510,652      $   495,480   $   496,210   $   490,174
Provision for loan losses                              79,723           66,848        60,703        58,350
                                                  -----------      -----------   -----------   -----------
Net interest income after provision                   430,929          428,632       435,507       431,824
Noninterest income                                    143,623          146,846       144,215       139,359
Noninterest expense                                   343,684          317,886       325,329       341,907
                                                  -----------      -----------   -----------   -----------
Income before taxes                                   230,868          257,592       254,393       229,276
Income tax expense and TE adjustment                   88,151           98,174        96,974        87,555
                                                  -----------      -----------   -----------   -----------
Net income                                        $   142,717      $   159,418   $   157,419   $   141,721
                                                  ===========      ===========   ===========   ===========
NON-CORE ITEMS (PRETAX)
Auto lease residual charge                        ($   13,398)     ($    2,353)  ($   18,132)  ($   33,500)
Gain on sale of student loans                              --               --            --            --
Loss associated with ceasing automobile leasing            --               --            --            --
                                                  -----------      -----------   -----------   -----------
Total                                             ($   13,398)     ($    2,353)  ($   18,132)  ($   33,500)
                                                  ===========      ===========   ===========   ===========


NON-CORE ITEMS (AFTER TAX)

Auto lease residual charge                        ($    8,709)     ($    1,529)  ($   11,786)  ($   21,775)
Gain on sale of student loans                              --               --            --            --
Loss associated with ceasing automobile leasing            --               --            --            --
                                                  -----------      -----------   -----------   -----------
Total                                             ($    8,709)     ($    1,529)  ($   11,786)  ($   21,775)
                                                  ===========      ===========   ===========   ===========
Average assets (in millions)                      $    23,999      $    23,819   $    23,971   $    23,810
Average equity (in millions)                            1,658            1,644         1,639         1,626
Return on average assets                               2.36 %           2.66 %        2.63 %        2.41 %
Return on average equity                                34.15            38.47         38.53         35.34
Efficiency ratio                                        52.53            49.49         50.80         54.31

WHOLESALE BANKING

Net interest income (TE)                          $   255,230      $   259,957   $   254,624   $   244,536
Provision for loan losses                              55,355           98,860        38,771        25,020
                                                  -----------      -----------   -----------   -----------
Net interest income after provision                   199,875          161,097       215,853       219,516
Noninterest income                                     74,826           78,859        78,604        70,969
Noninterest expense                                   126,997          124,160       128,335       121,729
                                                  -----------      -----------   -----------   -----------
Income before taxes                                   147,704          115,796       166,122       168,756
Income tax expense and TE adjustment                   55,637           43,644        62,376        63,529
                                                  -----------      -----------   -----------   -----------
Net income                                        $    92,067      $    72,152   $   103,746   $   105,227
                                                  ===========      ===========   ===========   ===========

NON-CORE ITEMS (PRETAX)
Principal investment gains (losses)               ($    3,841)     ($    5,756)  $     7,340   $       401
                                                  -----------      -----------   -----------   -----------
Total                                             ($    3,841)     ($    5,756)  $     7,340   $       401
                                                  ===========      ===========   ===========   ===========

NON-CORE ITEMS (AFTER TAX)
Principal investment gains (losses)               ($    2,497)     ($    3,741)  $     4,771   $       261
                                                  -----------      ----------   -----------   -----------
Total                                             ($    2,497)     ($    3,741)  $     4,771   $       261
                                                  ===========      ===========   ===========   ===========

Average assets (in millions)                      $    32,127      $    32,189   $    31,763   $    31,186
Average equity (in millions)                            1,977            1,955         1,921         1,875
Return on average assets                               1.14 %            .89 %        1.31 %        1.37 %
Return on average equity                                18.47            14.64         21.66         22.76
Efficiency ratio                                        38.48            36.65         38.51         38.58

                                                                    YTD
                                                 ---------------------------------------
                                                     2002           2001           2000
CONSUMER AND SMALL BUSINESS FINANCIAL SERVICES

Net interest income (TE)                         $ 1,978,813   $ 1,992,516   $ 1,968,034
Provision for loan losses                            297,274       265,624       202,383
                                                 -----------   -----------   -----------
Net interest income after provision                1,681,539     1,726,892     1,765,651
Noninterest income                                   607,708       574,043       661,899
Noninterest expense                                1,317,826     1,328,806     1,334,735
                                                 -----------   -----------   -----------
Income before taxes                                  971,421       972,129     1,092,815
Income tax expense and TE adjustment                 382,739       370,854       416,849
                                                 -----------   -----------   -----------
Net income                                       $   588,682   $   601,275   $   675,966
                                                 ===========   ===========   ===========
NON-CORE ITEMS (PRETAX)
Auto lease residual charge                       ($   50,852)  ($   67,383)  ($   26,000)
Gain on sale of student loans                             --            --        74,216
Loss associated with ceasing automobile leasing           --            --          (831)
                                                 -----------   -----------   -----------
Total                                            ($   50,852)  ($   67,383)  $    47,385
                                                 ===========   ===========   ===========


NON-CORE ITEMS (AFTER TAX)

Auto lease residual charge                       ($   33,054)  ($   43,799)  ($   16,900)
Gain on sale of student loans                             --            --        48,240
Loss associated with ceasing automobile leasing           --            --          (540)
                                                 -----------   -----------   -----------
Total                                            ($   33,054)  ($   43,799)  $    30,800
                                                 ===========   ===========   ===========
Average assets (in millions)                     $    24,651   $    23,900   $    23,320
Average equity (in millions)                           2,187         1,642         1,777
Return on average assets                              2.39 %        2.52 %        2.90 %
Return on average equity                               26.92         36.62         38.04
Efficiency ratio                                       50.95         51.77         50.75

WHOLESALE BANKING

Net interest income (TE)                         $ 1,010,274   $ 1,014,347   $   938,245
Provision for loan losses                            376,281       218,006        68,931
                                                 -----------   -----------   -----------
Net interest income after provision                  633,993       796,341       869,314
Noninterest income                                   281,533       303,258       298,393
Noninterest expense                                  504,235       501,221       450,394
                                                 -----------   -----------   -----------
Income before taxes                                  411,291       598,378       717,313
Income tax expense and TE adjustment                 161,487       225,186       269,271
                                                 -----------   -----------   -----------
Net income                                       $   249,804   $   373,192   $   448,042
                                                 ===========   ===========   ===========

NON-CORE ITEMS (PRETAX)
Principal investment gains (losses)              ($   22,902)  ($    1,856)  $    37,066
                                                 -----------   -----------   -----------
Total                                            ($   22,902)  ($    1,856)  $    37,066
                                                 ===========   ===========   ===========

NON-CORE ITEMS (AFTER TAX)
Principal investment gains (losses)              ($   14,887)  ($    1,206)  $    24,094
                                                -----------   -----------   -----------
Total                                            ($   14,887)  ($    1,206)  $    24,094
                                                 ===========   ===========   ===========

Average assets (in millions)                     $    31,291   $    31,820   $    28,505
Average equity (in millions)                           2,018         1,932         1,967
Return on average assets                               .80 %        1.17 %        1.57 %
Return on average equity                               12.38         19.31         22.78
Efficiency ratio                                       39.03         38.04         36.42

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                            LINE OF BUSINESS RESULTS
                                ($ IN THOUSANDS)

                                                                              2002
                                                     ---------------------------------------------------
                                                       4TH QTR       3RD QTR       2ND QTR      1ST QTR
                                                     ----------     --------      --------    ----------
NATIONAL CONSUMER FINANCE

Net interest income (TE)                               $387,576     $292,326      $263,333      $280,740
Provision for loan losses                               (26,530)      50,121        19,157        22,822
                                                     ----------     --------      --------    ----------
Net interest income after provision                     414,106      242,205       244,176       257,918
Noninterest income                                      230,063      185,110       254,061       206,582
Noninterest expense                                     294,033      189,115       212,000       206,883
                                                     ----------     --------      --------    ----------
Income (loss) before taxes                              350,136      238,200       286,237       257,617
Income tax expense (benefit) and TE adjustment          134,532       90,448       108,478        97,673
                                                     ----------     --------      --------    ----------
Net income (loss)                                      $215,604     $147,752      $177,759      $159,944
                                                     ==========     ========      ========    ==========

NON-CORE ITEMS (PRETAX)

Altegra loan loss provision                                  --           --            --            --
Loss associated with closing Loan Zone/
    Altegra origination units                                --           --            --            --
                                                     ----------     --------      --------    ----------
Total                                                        --           --            --            --
                                                     ==========     ========      ========    ==========

NON-CORE ITEMS (AFTER TAX)

Altegra loan loss provision                                  --           --            --            --
Loss associated with closing Loan Zone/
    Altegra origination units                                --           --            --            --
                                                     ----------     --------      --------    ----------
Total                                                        --           --            --            --
                                                     ==========     ========      ========    ==========

Average assets (in millions)                            $40,646      $31,863       $28,930       $31,438
Average equity (in millions)                              1,801        1,686         1,505         1,386
Return on average assets                                   2.10%        1.84%         2.46%         2.06%
Return on average equity                                  47.50        34.76         47.39         46.82
Efficiency ratio                                          47.61        39.61         40.97         42.45

ASSET MANAGEMENT

Net interest income (TE)                                $25,685      $25,172       $25,380       $25,063
Provision for loan losses                                 2,352        1,328         8,863         1,509
                                                     ----------     --------      --------    ----------
Net interest income after provision                      23,333       23,844        16,517        23,554
Noninterest income                                       93,381       99,808       114,477       104,732
Noninterest expense                                      83,151       81,543        87,384        84,148
                                                     ----------     --------      --------    ----------
Income before taxes                                      33,563       42,109        43,610        44,138
Income tax expense and TE adjustment                     13,220       16,509        17,055        17,283
                                                     ----------     --------      --------    ----------
Net income                                              $20,343      $25,600       $26,555       $26,855
                                                     ==========     ========      ========    ==========
Average assets (in millions)                             $2,956       $2,943        $2,981        $3,007
Average equity (in millions)                                369          369           377           380
Return on average assets                                   2.73%        3.45%         3.57%         3.62%
Return on average equity                                  21.88        27.50         28.22         28.63
Efficiency ratio                                          69.84        65.24         62.48         64.83

                                                                               2001
                                                     --------------------------------------------------------
                                                     4TH QTR          3RD QTR         2ND QTR        1ST QTR
                                                     --------        --------        --------        --------
NATIONAL CONSUMER FINANCE

Net interest income (TE)                             $225,970        $174,390        $121,858         $85,124
Provision for loan losses                              85,126           6,153          65,278           8,930
                                                     --------        --------        --------        --------
Net interest income after provision                   140,844         168,237          56,580          76,194
Noninterest income                                    167,551         131,216         123,982         127,501
Noninterest expense                                   218,531         169,884         151,586         142,732
                                                     --------        --------        --------        --------
Income (loss) before taxes                             89,864         129,569          28,976          60,963
Income tax expense (benefit) and TE adjustment         33,391          48,455          10,846          22,819
                                                     --------        --------        --------        --------
Net income (loss)                                     $56,473         $81,114         $18,130         $38,144
                                                     ========        ========        ========        ========

NON-CORE ITEMS (PRETAX)

Altegra loan loss provision                          ($13,096)             --        ($55,000)             --
Loss associated with closing Loan Zone/
    Altegra origination units                              --              --              --              --
                                                     --------        --------        --------        --------
Total                                                ($13,096)             --        ($55,000)             --
                                                     ========        ========        ========        ========

NON-CORE ITEMS (AFTER TAX)

Altegra loan loss provision                           ($8,512)             --        ($35,750)             --
Loss associated with closing Loan Zone/
    Altegra origination units                              --              --              --              --
                                                     --------        --------        --------        --------
Total                                                 ($8,512)             --        ($35,750)             --
                                                     ========        ========        ========        ========

Average assets (in millions)                          $28,323         $24,575         $22,124         $17,820
Average equity (in millions)                            1,064             819             734             714
Return on average assets                                  .79%           1.31%            .33%            .87%
Return on average equity                                21.05           39.31            9.91           21.68
Efficiency ratio                                        55.53           55.59           61.66           67.13

ASSET MANAGEMENT

Net interest income (TE)                              $27,989         $26,793         $26,955         $28,173
Provision for loan losses                               1,925             592           2,188             524
                                                     --------        --------        --------        --------
Net interest income after provision                    26,064          26,201          24,767          27,649
Noninterest income                                     96,953         102,446         111,259         106,814
Noninterest expense                                    87,799          83,466          83,931          85,359
                                                     --------        --------        --------        --------
Income before taxes                                    35,218          45,181          52,095          49,104
Income tax expense and TE adjustment                   13,524          17,344          19,921          18,782
                                                     --------        --------        --------        --------
Net income                                            $21,694         $27,837         $32,174         $30,322
                                                     ========        ========        ========        ========
Average assets (in millions)                           $2,860          $2,731          $2,678          $2,667
Average equity (in millions)                              325             341             328             335
Return on average assets                                 3.01%           4.04%           4.82%           4.61%
Return on average equity                                26.47           32.42           39.35           36.65
Efficiency ratio                                        70.27           64.58           60.73           63.23

                                                                         YTD
                                                     -------------------------------------------
                                                         2002            2001            2000
                                                     -----------      ----------      ----------
NATIONAL CONSUMER FINANCE

Net interest income (TE)                              $1,223,975        $607,342        $247,518
Provision for loan losses                                 65,570         165,487          21,654
                                                     -----------      ----------      ----------
Net interest income after provision                    1,158,405         441,855         225,864
Noninterest income                                       875,816         550,250         497,374
Noninterest expense                                      902,031         682,733         598,969
                                                     -----------      ----------      ----------
Income (loss) before taxes                             1,132,190         309,372         124,269
Income tax expense (benefit) and TE adjustment           431,131         115,511          47,677
                                                     -----------      ----------      ----------
Net income (loss)                                       $701,059        $193,861         $76,592
                                                     ===========      ==========      ==========

NON-CORE ITEMS (PRETAX)

Altegra loan loss provision                                   --        ($68,096)             --
Loss associated with closing Loan Zone/
    Altegra origination units                                 --              --        ($17,129)
                                                     -----------      ----------      ----------
Total                                                         --        ($68,096)       ($17,129)
                                                     ===========      ==========      ==========

NON-CORE ITEMS (AFTER TAX)

Altegra loan loss provision                                   --        ($44,262)             --
Loss associated with closing Loan Zone/
    Altegra origination units                                 --              --        ($11,134)
                                                     -----------      ----------      ----------
Total                                                         --        ($44,262)       ($11,134)
                                                     ===========      ==========      ==========

Average assets (in millions)                             $33,241         $23,243         $14,753
Average equity (in millions)                               1,596             834             503
Return on average assets                                    2.11%            .83%            .52%
Return on average equity                                   43.93           23.26           15.23
Efficiency ratio                                           42.96           58.98           80.41

ASSET MANAGEMENT

Net interest income (TE)                                $101,300        $109,910        $101,851
Provision for loan losses                                 14,052           5,229           9,633
                                                     -----------      ----------      ----------
Net interest income after provision                       87,248         104,681          92,218
Noninterest income                                       412,398         417,472         439,942
Noninterest expense                                      336,226         340,555         323,520
                                                     -----------      ----------      ----------
Income before taxes                                      163,420         181,598         208,640
Income tax expense and TE adjustment                      64,067          69,571          79,234
                                                     -----------      ----------      ----------
Net income                                               $99,353        $112,027        $129,406
                                                     ===========      ==========      ==========
Average assets (in millions)                              $2,971          $2,735          $2,505
Average equity (in millions)                                 374             332             367
Return on average assets                                    3.34%           4.10%           5.17%
Return on average equity                                   26.57           33.72           35.26
Efficiency ratio                                           65.45           64.57           59.71

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                            LINE OF BUSINESS RESULTS
                                ($ IN THOUSANDS)

                                                                              2002
                                                     ---------------------------------------------------
                                                       4TH QTR       3RD QTR       2ND QTR      1ST QTR
                                                     ----------     --------      --------    ----------
NATIONAL PROCESSING

Net interest income (TE)                                 $1,554       $1,346        $1,258        $1,190
Provision for loan losses                                    --           --            --            --
                                                     ----------     --------      --------    ----------
Net interest income after provision                       1,554        1,346         1,258         1,190
Noninterest income                                      117,847      114,345       112,493       109,778
Noninterest expense                                      96,087       97,056        91,691        91,504
                                                     ----------     --------      --------    ----------
Income before taxes                                      23,314       18,635        22,060        19,464
Income tax expense and TE adjustment                      9,170        5,949         9,861         7,416
                                                     ----------     --------      --------    ----------
Net income                                              $14,144      $12,686       $12,199       $12,048
                                                     ==========     ========      ========    ==========

NON-CORE ITEMS (PRETAX)

Charge related to closing operations in Mexico               --           --       ($1,650)           --
Recovery (loss) on divestiture                               --           --            --            --
Goodwill and fixed asset impairment                          --           --            --            --
                                                     ----------     --------      --------    ----------
Total                                                        --           --       ($1,650)           --
                                                     ==========     ========      ========    ==========

NON-CORE ITEMS (AFTER TAX)

Charge related to closing operations in Mexico               --           --       ($2,350)           --
Recovery (loss) on divestiture                               --           --            --            --
Goodwill and fixed asset impairment                          --           --            --            --
                                                     ----------     --------      --------    ----------
Total                                                        --           --       ($2,350)           --
                                                     ==========     ========      ========    ==========
Average assets (in millions)                               $520         $510          $453          $442
Average equity (in millions)                                429          412           384           370
Return on average assets                                  10.80%        9.87%        10.80%        11.05%
Return on average equity                                  13.08        12.22         12.75         13.20
Efficiency ratio                                          80.47        83.89         80.61         82.46

                                                                               2001
                                                     --------------------------------------------------------
                                                     4TH QTR          3RD QTR         2ND QTR        1ST QTR
                                                     --------        --------        --------        --------
NATIONAL PROCESSING

Net interest income (TE)                               $1,593          $1,350          $1,948          $2,359
Provision for loan losses                                  --              --              --              --
                                                     --------        --------        --------        --------
Net interest income after provision                     1,593           1,350           1,948           2,359
Noninterest income                                    122,256         120,373         115,820         106,917
Noninterest expense                                    95,091          97,344         101,122          90,624
                                                     --------        --------        --------        --------
Income before taxes                                    28,758          24,379          16,646          18,652
Income tax expense and TE adjustment                   10,589           9,345           8,728           7,113
                                                     --------        --------        --------        --------
Net income                                            $18,169         $15,034          $7,918         $11,539
                                                     ========        ========        ========        ========

NON-CORE ITEMS (PRETAX)

Charge related to closing operations in Mexico             --              --              --              --
Recovery (loss) on divestiture                         $3,000              --         ($6,250)             --
Goodwill and fixed asset impairment                        --              --              --              --
                                                     --------        --------        --------        --------
Total                                                  $3,000              --         ($6,250)             --
                                                     ========        ========        ========        ========

NON-CORE ITEMS (AFTER TAX)

Charge related to closing operations in Mexico             --              --              --              --
Recovery (loss) on divestiture                         $1,900              --         ($6,150)             --
Goodwill and fixed asset impairment                        --              --              --              --
                                                     --------        --------        --------        --------
Total                                                  $1,900              --         ($6,150)             --
                                                     ========        ========        ========        ========
Average assets (in millions)                             $401            $420            $400            $415
Average equity (in millions)                              339             351             337             343
Return on average assets                                17.97%          14.19%           7.94%          11.28%
Return on average equity                                21.24           16.98            9.41           13.66
Efficiency ratio                                        76.78           79.97           85.87           82.93

                                                                        YTD
                                                     ------------------------------------------
                                                        2002            2001            2000
                                                     ----------      ----------      ----------
NATIONAL PROCESSING

Net interest income (TE)                                 $5,348          $7,250          $9,187
Provision for loan losses                                    --              --              --
                                                     ----------      ----------      ----------
Net interest income after provision                       5,348           7,250           9,187
Noninterest income                                      454,463         465,366         419,446
Noninterest expense                                     376,338         384,181         358,180
                                                     ----------      ----------      ----------
Income before taxes                                      83,473          88,435          70,453
Income tax expense and TE adjustment                     32,396          35,775          27,066
                                                     ----------      ----------      ----------
Net income                                              $51,077         $52,660         $43,387
                                                     ==========      ==========      ==========

NON-CORE ITEMS (PRETAX)

Charge related to closing operations in Mexico          ($1,650)             --              --
Recovery (loss) on divestiture                               --         ($3,250)             --
Goodwill and fixed asset impairment                          --              --         ($7,072)
                                                     ----------      ----------      ----------
Total                                                   ($1,650)        ($3,250)        ($7,072)
                                                     ==========      ==========      ==========

NON-CORE ITEMS (AFTER TAX)

Charge related to closing operations in Mexico          ($2,350)             --              --
Recovery (loss) on divestiture                               --         ($4,250)             --
Goodwill and fixed asset impairment                          --              --         ($4,597)
                                                     ----------      ----------      ----------
Total                                                   ($2,350)        ($4,250)        ($4,597)
                                                     ==========      ==========      ==========
Average assets (in millions)                               $481            $409            $385
Average equity (in millions)                                399             343             371
Return on average assets                                  10.63%          12.88%          11.27%
Return on average equity                                  12.80           15.37           11.69
Efficiency ratio                                          81.85           81.29           83.56

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                            LINE OF BUSINESS RESULTS
                                ($ IN THOUSANDS)

                                                                              2002
                                                     ---------------------------------------------------
                                                       4TH QTR       3RD QTR       2ND QTR      1ST QTR
                                                     ----------     --------      --------    ----------
PARENT AND OTHER

Net interest expense (TE)                              ($86,732)    ($87,319)     ($69,867)     ($40,059)
Benefit related to loan losses                          (21,992)     (19,774)      (20,423)       (9,070)
                                                     ----------     --------      --------    ----------
Net interest expense after provision                    (64,740)     (67,545)      (49,444)      (30,989)
Noninterest income                                       (6,349)      13,027        55,540       117,863
Noninterest expense                                      83,942       64,328       100,695        44,013
                                                     ----------     --------      --------    ----------
Income (loss) before taxes                             (155,031)    (118,846)      (94,599)       42,861
Income tax expense (benefit) and TE adjustment          (83,056)     (77,039)      (60,265)       (8,878)
                                                     ----------     --------      --------    ----------
Net income (loss)                                      ($71,975)    ($41,807)     ($34,334)      $51,739
                                                     ==========     ========      ========    ==========

NON-CORE ITEMS (PRETAX)

COLI tax charge                                              --           --            --            --
Consideration from sale of NAMCO preferred shares            --           --        $5,136            --
Loss on commercial paper conduit consolidation               --     ($15,891)           --            --
Minority interest related to NPI (recovery)
    loss on divestiture                                      --           --            --            --
Charitable foundation contribution                           --           --       (52,825)           --
Minority interest related to NPI charge for
    closing operations in Mexico                             --           --           346            --
Impairment loss on investment securities                     --           --            --            --
Minority interest on NPI goodwill and fixed
    asset charge                                             --           --            --            --
Bank stock fund gains (losses)                         ($15,605)          --        41,630       $48,427
                                                     ----------     --------      --------    ----------
Total                                                  ($15,605)    ($15,891)      ($5,713)      $48,427
                                                     ==========     ========      ========    ==========

NON-CORE ITEMS (AFTER TAX)

COLI tax charge                                              --           --            --            --
Consideration from sale of NAMCO preferred shares            --           --        $3,338            --
Loss on commercial paper conduit consolidation               --     ($10,329)           --            --
Minority interest related to NPI (recovery)
    loss on divestiture                                      --           --            --            --
Charitable foundation contribution                           --           --       (34,336)           --
Minority interest related to NPI charge for
    closing operations in Mexico                             --           --           346            --
Impairment loss on investment securities                     --           --            --            --
Minority interest on NPI goodwill and fixed
    asset charge                                             --           --            --            --
Bank stock fund gains (losses)                         ($10,143)          --        32,008       $31,478
                                                     ----------     --------      --------    ----------
Total                                                  ($10,143)    ($10,329)       $1,356       $31,478
                                                     ==========     ========      ========    ==========

Average assets (in millions)                            $11,910      $10,388       $10,058       $11,011

                                                                               2001
                                                     --------------------------------------------------------
                                                     4TH QTR          3RD QTR         2ND QTR        1ST QTR
                                                     --------        --------        --------        --------
PARENT AND OTHER

Net interest expense (TE)                            ($68,733)       ($52,660)       ($66,639)       ($71,138)
Benefit related to loan losses                        (13,129)        (12,453)        (14,017)         (9,452)
                                                     --------        --------        --------        --------
Net interest expense after provision                  (55,604)        (40,207)        (52,622)        (61,686)
Noninterest income                                     68,608          38,745         124,971         135,110
Noninterest expense                                    12,213          22,722          49,799          22,646
                                                     --------        --------        --------        --------
Income (loss) before taxes                                791         (24,184)         22,550          50,778
Income tax expense (benefit) and TE adjustment        (14,674)        (25,247)         (7,565)         42,328
                                                     --------        --------        --------        --------
Net income (loss)                                     $15,465          $1,063         $30,115          $8,450
                                                     ========        ========        ========        ========

NON-CORE ITEMS (PRETAX)

COLI tax charge                                            --              --              --        ($40,000)
Consideration from sale of NAMCO preferred shares          --              --         $88,775              --
Loss on commercial paper conduit consolidation             --              --              --              --
Minority interest related to NPI (recovery)
    loss on divestiture                                 ($273)             --             831              --
Charitable foundation contribution                         --              --              --              --
Minority interest related to NPI charge for
    closing operations in Mexico                           --              --              --              --
Impairment loss on investment securities                   --              --              --              --
Minority interest on NPI goodwill and fixed
    asset charge                                           --              --              --              --
Bank stock fund gains (losses)                             --         $21,099          17,397          84,861
                                                     --------        --------        --------        --------
Total                                                   ($273)        $21,099        $107,003         $44,861
                                                     ========        ========        ========        ========

NON-CORE ITEMS (AFTER TAX)

COLI tax charge                                            --              --              --        ($40,000)
Consideration from sale of NAMCO preferred shares          --              --         $57,704              --
Loss on commercial paper conduit consolidation             --              --              --              --
Minority interest related to NPI (recovery)
    loss on divestiture                                 ($273)             --             831              --
Charitable foundation contribution                         --              --              --              --
Minority interest related to NPI charge for
    closing operations in Mexico                           --              --              --              --
Impairment loss on investment securities                   --              --              --              --
Minority interest on NPI goodwill and fixed
    asset charge                                           --              --              --              --
Bank stock fund gains (losses)                             --         $13,715          11,309          55,159
                                                     --------        --------        --------        --------
Total                                                   ($273)        $13,715         $69,844         $15,159
                                                     ========        ========        ========        ========

Average assets (in millions)                          $10,718         $10,599         $11,000         $11,713

                                                                        YTD
                                                     ------------------------------------------
                                                        2002            2001            2000
                                                     ----------      ----------      ----------
PARENT AND OTHER

Net interest expense (TE)                             ($283,977)      ($259,170)      ($272,744)
Benefit related to loan losses                          (71,259)        (49,051)        (15,806)
                                                     ----------      ----------      ----------
Net interest expense after provision                   (212,718)       (210,119)       (256,938)
Noninterest income                                      180,081         367,434         167,180
Noninterest expense                                     292,978         107,380         118,111
                                                     ----------      ----------      ----------
Income (loss) before taxes                             (325,615)         49,935        (207,869)
Income tax expense (benefit) and TE adjustment         (229,238)         (5,158)       (136,853)
                                                     ----------      ----------      ----------
Net income (loss)                                      ($96,377)        $55,093        ($71,016)
                                                     ==========      ==========      ==========

NON-CORE ITEMS (PRETAX)

COLI tax charge                                              --        ($40,000)             --
Consideration from sale of NAMCO preferred shares        $5,136          88,775              --
Loss on commercial paper conduit consolidation          (15,891)             --              --
Minority interest related to NPI (recovery)
    loss on divestiture                                      --             558              --
Charitable foundation contribution                      (52,825)             --              --
Minority interest related to NPI charge for
    closing operations in Mexico                            346              --              --
Impairment loss on investment securities                     --              --        ($56,321)
Minority interest on NPI goodwill and fixed
    asset charge                                             --              --             593
Bank stock fund gains (losses)                           74,452         123,357         112,810
                                                     ----------      ----------      ----------
Total                                                   $11,218        $172,690         $57,082
                                                     ==========      ==========      ==========

NON-CORE ITEMS (AFTER TAX)

COLI tax charge                                              --        ($40,000)             --
Consideration from sale of NAMCO preferred shares        $3,338          57,704              --
Loss on commercial paper conduit consolidation          (10,329)             --              --
Minority interest related to NPI (recovery)
    loss on divestiture                                      --             558              --
Charitable foundation contribution                      (34,336)             --              --
Minority interest related to NPI charge for
    closing operations in Mexico                            346              --              --
Impairment loss on investment securities                     --              --        ($36,609)
Minority interest on NPI goodwill and fixed
    asset charge                                             --              --             593
Bank stock fund gains (losses)                           53,343          80,183          73,327
                                                     ----------      ----------      ----------
Total                                                   $12,362         $98,445         $37,311
                                                     ==========      ==========      ==========

Average assets (in millions)                            $10,844         $11,003         $16,082

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                            LINE OF BUSINESS RESULTS
                                ($ IN THOUSANDS)

                                                                              2002
                                                     ---------------------------------------------------
                                                       4TH QTR       3RD QTR       2ND QTR      1ST QTR
                                                     ----------     --------      --------    ----------
CONSOLIDATED

Net interest income (TE)                             $1,081,175     $978,851      $970,357    $1,005,350
Provision for loan losses                               158,638      169,164       165,476       188,640
                                                     ----------     --------      --------    ----------
Net interest income after provision                     922,537      809,687       804,881       816,710
Noninterest income                                      673,495      620,787       773,324       744,393
Noninterest expense                                   1,010,647      870,176       973,922       874,889
                                                     ----------     --------      --------    ----------
Income before taxes                                     585,385      560,298       604,283       686,214
Income tax expense and TE adjustment                    204,887      186,111       211,501       240,083
                                                     ----------     --------      --------    ----------
Net income                                             $380,498     $374,187      $392,782      $446,131
                                                     ==========     ========      ========    ==========

NON-CORE ITEMS (PRETAX)

Auto lease residual charge                                   --           --      ($37,682)     ($13,170)
Gain on sale of student loans                                --           --            --            --
Losses associated with ceasing Lone Zone/Altegra
    and automobile leasing activities                        --           --            --            --
COLI tax charge                                              --           --            --            --
Principal investment gains (losses)                     ($1,912)    ($17,223)       (1,860)       (1,907)
Altegra loan loss provision                                  --           --            --            --
Consideration from sale of NAMCO preferred shares            --           --         5,136            --
Loss on commercial paper conduit consolidation               --      (15,891)
NPI (loss) recovery on divestiture, net                      --           --            --            --
Charitable foundation contribution                           --           --       (52,825)           --
NPI charge related to closing operations in
    Mexico, net                                              --           --        (1,304)           --
Impairment loss on investment securities                     --           --            --            --
NPI charge related to goodwill and fixed
    asset impairment, net                                    --           --            --            --
Bank stock fund gains (losses)                          (15,605)          --        41,630        48,427
                                                     ----------     --------      --------    ----------
Total                                                  ($17,517)    ($33,114)     ($46,905)      $33,350
                                                     ==========     ========      ========    ==========

NON-CORE ITEMS (AFTER TAX)

Auto lease residual charge                                   --           --      ($24,493)      ($8,561)
Gain on sale of student loans                                --           --            --            --
Losses associated with ceasing Lone Zone/Altegra
    and automobile leasing activities                        --           --            --            --
COLI tax charge                                              --           --            --            --
Principal investment gains (losses)                     ($1,243)    ($11,196)       (1,209)       (1,239)
Altegra loan loss provision                                               --            --            --
Consideration from sale of NAMCO preferred shares            --           --         3,338            --
Loss on commercial paper conduit consolidation               --      (10,329)
NPI (loss) recovery on divestiture, net                      --           --            --            --
Charitable foundation contribution                           --           --       (34,336)           --
NPI charge related to closing operations in
    Mexico, net                                              --           --        (2,004)           --
Impairment loss on investment securities                     --           --            --            --
NPI charge related to goodwill and fixed
    asset impairment, net                                    --           --            --            --
Bank stock fund gains (losses)                          (10,143)          --        32,008        31,478
                                                     ----------     --------      --------    ----------
Total                                                  ($11,386)    ($21,525)     ($26,696)      $21,678
                                                     ==========     ========      ========    ==========

Average assets (in millions)                           $112,689     $101,107       $97,921      $102,108
Average total equity (in millions)                        8,386        8,218         7,886         7,529
Return on average assets                                   1.34%        1.47%         1.61%         1.77%
Return on average total equity                            18.00        18.06         19.98         24.03
Efficiency ratio                                          57.06        54.40         57.30         51.58

                                                                               2001
                                                     --------------------------------------------------------
                                                     4TH QTR          3RD QTR         2ND QTR        1ST QTR
                                                     --------        --------        --------        --------
CONSOLIDATED

Net interest income (TE)                             $952,701        $905,310        $834,956        $779,228
Provision for loan losses                             209,000         160,000         152,923          83,372
                                                     --------        --------        --------        --------
Net interest income after provision                   743,701         745,310         682,033         695,856
Noninterest income                                    673,817         618,485         698,851         686,670
Noninterest expense                                   884,315         815,462         840,102         804,997
                                                     --------        --------        --------        --------
Income before taxes                                   533,203         548,333         540,782         577,529
Income tax expense and TE adjustment                  186,618         191,715         191,280         242,126
                                                     --------        --------        --------        --------
Net income                                           $346,585        $356,618        $349,502        $335,403
                                                     ========        ========        ========        ========

NON-CORE ITEMS (PRETAX)

Auto lease residual charge                           ($13,398)        ($2,353)       ($18,132)       ($33,500)
Gain on sale of student loans                              --              --              --              --
Losses associated with ceasing Lone Zone/Altegra
    and automobile leasing activities                      --              --              --              --
COLI tax charge                                            --              --              --         (40,000)
Principal investment gains (losses)                    (3,841)         (5,756)          7,340             401
Altegra loan loss provision                           (13,096)             --         (55,000)             --
Consideration from sale of NAMCO preferred shares          --              --          88,775              --
Loss on commercial paper conduit consolidation
NPI (loss) recovery on divestiture, net                 2,727              --          (5,419)             --
Charitable foundation contribution                         --              --              --              --
NPI charge related to closing operations in
    Mexico, net                                            --              --              --              --
Impairment loss on investment securities                   --              --              --              --
NPI charge related to goodwill and fixed
    asset impairment, net                                  --              --              --              --
Bank stock fund gains (losses)                             --          21,099          17,397          84,861
                                                     --------        --------        --------        --------
Total                                                ($27,608)        $12,990         $34,961         $11,762
                                                     ========        ========        ========        ========

NON-CORE ITEMS (AFTER TAX)

Auto lease residual charge                            ($8,709)        ($1,529)       ($11,786)       ($21,775)
Gain on sale of student loans                              --              --              --              --
Losses associated with ceasing Lone Zone/Altegra
    and automobile leasing activities                      --              --              --              --
COLI tax charge                                            --              --              --         (40,000)
Principal investment gains (losses)                    (2,497)         (3,741)          4,771             261
Altegra loan loss provision                             8,512              --         (35,750)             --
Consideration from sale of NAMCO preferred shares          --              --          57,704              --
Loss on commercial paper conduit consolidation             --
NPI (loss) recovery on divestiture, net                 1,627              --          (5,319)             --
Charitable foundation contribution                         --              --              --              --
NPI charge related to closing operations in
    Mexico, net                                            --              --              --              --
Impairment loss on investment securities                   --              --              --              --
NPI charge related to goodwill and fixed
    asset impairment, net                                  --              --              --              --
Bank stock fund gains (losses)                             --          13,715          11,309          55,159
                                                     --------        --------        --------        --------
Total                                                ($18,091)         $8,445         $20,929         ($6,355)
                                                     ========        ========        ========        ========

Average assets (in millions)                          $98,428         $94,333         $91,936         $87,611
Average total equity (in millions)                      7,333           7,106           6,868           6,650
Return on average assets                                 1.40%           1.50%           1.52%           1.55%
Return on average total equity                          18.75           19.91           20.41           20.45
Efficiency ratio                                        55.00           54.27           55.38           58.43

                                                                        YTD
                                                     ------------------------------------------
                                                        2002            2001            2000
                                                     ----------      ----------      ----------
CONSOLIDATED

Net interest income (TE)                             $4,035,733      $3,472,195      $2,992,091
Provision for loan losses                               681,918         605,295         286,795
                                                     ----------      ----------      ----------
Net interest income after provision                   3,353,815       2,866,900       2,705,296
Noninterest income                                    2,811,999       2,677,823       2,484,234
Noninterest expense                                   3,729,634       3,344,876       3,183,909
                                                     ----------      ----------      ----------
Income before taxes                                   2,436,180       2,199,847       2,005,621
Income tax expense and TE adjustment                    842,582         811,739         703,244
                                                     ----------      ----------      ----------
Net income                                           $1,593,598      $1,388,108      $1,302,377
                                                     ==========      ==========      ==========

NON-CORE ITEMS (PRETAX)

Auto lease residual charge                             ($50,852)       ($67,383)       ($26,000)
Gain on sale of student loans                                --              --          74,216
Losses associated with ceasing Lone Zone/Altegra
    and automobile leasing activities                        --              --         (17,960)
COLI tax charge                                              --         (40,000)             --
Principal investment gains (losses)                     (22,902)         (1,856)         37,066
Altegra loan loss provision                                  --         (68,096)             --
Consideration from sale of NAMCO preferred shares         5,136          88,775              --
Loss on commercial paper conduit consolidation          (15,891)             --              --
NPI (loss) recovery on divestiture, net                      --          (2,692)             --
Charitable foundation contribution                      (52,825)             --              --
NPI charge related to closing operations in
    Mexico, net                                          (1,304)             --              --
Impairment loss on investment securities                     --              --         (56,321)
NPI charge related to goodwill and fixed
    asset impairment, net                                    --              --          (6,479)
Bank stock fund gains (losses)                           74,452         123,357         112,810
                                                     ----------      ----------      ----------
Total                                                  ($64,186)        $32,105        $117,332
                                                     ==========      ==========      ==========

NON-CORE ITEMS (AFTER TAX)

Auto lease residual charge                             ($33,054)       ($43,799)       ($16,900)
Gain on sale of student loans                                --              --          48,240
Losses associated with ceasing Lone Zone/Altegra
    and automobile leasing activities                        --              --         (11,674)
COLI tax charge                                              --         (40,000)             --
Principal investment gains (losses)                     (14,887)         (1,206)         24,094
Altegra loan loss provision                                  --         (44,262)             --
Consideration from sale of NAMCO preferred shares         3,338          57,704              --
Loss on commercial paper conduit consolidation          (10,329)             --              --
NPI (loss) recovery on divestiture, net                      --          (3,692)             --
Charitable foundation contribution                      (34,336)             --              --
NPI charge related to closing operations in
    Mexico, net                                          (2,004)             --              --
Impairment loss on investment securities                     --              --         (36,609)
NPI charge related to goodwill and fixed
    asset impairment, net                                    --              --          (4,004)
Bank stock fund gains (losses)                           53,343          80,183          73,327
                                                     ----------      ----------      ----------
Total                                                  ($37,929)         $4,928         $76,474
                                                     ==========      ==========      ==========

Average assets (in millions)                           $103,479         $93,110         $85,550
Average total equity (in millions)                        8,008           6,991           6,140
Return on average assets                                   1.54%           1.49%           1.52
Return on average total equity                            19.90           19.86           21.21
Efficiency ratio                                          55.12           55.70           58.75


                                                                              26